                               Semi-Annual Report

[GRAPHICS]

HSBC Investor
Funds

April 30, 2001


HSBC Investor Limited Maturity Fund

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund

HSBC Investor New York
Tax-Free Bond Fund

HSBC Investor Balanced Fund

HSBC Investor Equity Fund

HSBC Investor Growth and Income Fund

HSBC Investor Mid-Cap Fund

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund

HSBC Investor Small Cap Fund
HSBC Investor Opportunity Fund



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YOUR WORLD OF FINANCIAL SERVICES

Table of Contents

HSBC Investor Funds

HSBC Advisor Funds Trust

Semi-Annual Report - April 30, 2001

                                                                              Page
President's Message ......................................................     1

Commentary from the Investment Manager ...................................     2

Portfolio Reviews ........................................................     3

HSBC Investor Limited Maturity Fund ......................................    12

HSBC Investor Fixed Income Fund ..........................................    18

HSBC Investor Bond Fund ..................................................    21

HSBC Investor New York Tax-Free Bond Fund ................................    26

HSBC Investor Balanced Fund ..............................................    34

HSBC Investor Equity Fund ................................................    42

HSBC Investor Growth and Income Fund .....................................    50

HSBC Investor Mid-Cap Fund ...............................................    56

HSBC Investor International Equity Fund ..................................    64

HSBC Investor Overseas Equity Fund .......................................    67

HSBC Investor Small Cap Equity Fund ......................................    72

HSBC Investor Opportunity Fund ...........................................    75

Notes to Financial Statements ............................................    80

HSBC Investor Portfolios

HSBC Investor Limited Maturity Portfolio .................................    90

HSBC Investor Fixed Income Portfolio .....................................    94

HSBC Investor International Equity Portfolio .............................   103

HSBC Investor Small Cap Equity Portfolio .................................   111

Notes to Financial Statements ............................................   117

President's Message

Dear Shareholder:

We are pleased to present you with the semi-annual reports for the HSBC Investor Funds for the six-months ended April 30, 2001. The report contains the following features:

o Commentary From the Investment Manager
o Portfolio Reviews--investment strategy, performance overview and outlook for the coming months
o Schedules of Portfolio Investments--listing of the security holdings in each fund
o Statements of Assets and Liabilities--summary of the assets and liabilities of each fund
o Statements of Operations--summary of operations and its effect on the assets of each fund
o Statements of Changes in Net Assets--summary of changes in net assets during the period
o Financial Highlights--per share summary of activity affecting net asset value per share
o Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,

Walter B. Grimm

Walter B. Grimm
President
June 2001

Commentary From the Investment Manager

HSBC Asset Management (Americas) Inc.



U.S. Economic Review

The U.S. economy experienced a dramatic slowdown during the six-month period ended April 30, 2001. Reasons for that slowdown included the Federal Reserve Board's (the "Fed's") previously restrictive monetary policy, as well as rising energy prices and reduced corporate spending. The economy's annualized growth rate fell to 1.4% in the fourth quarter of 2000.

The Fed lowered the federal funds rate four times during the period, for a total decrease of two percentage points, in an attempt to jump-start the economy. Those rate cuts may have begun to take effect: Economists reported that the economy grew at an annualized rate of 2% during the first quarter of 2001.

Global Economic Review

The U.S. economy's woes led to a global economic slump. European economic growth declined significantly, in part because of repercussions from the U.S. economy. Europe's central bank has been reluctant to lower interest rates to stimulate economic growth. That caused concern among some investors, weakening the Euro versus the U.S. dollar.

Japan's economy continued to struggle during the period. The country's financial system was crippled by non-performing loans amounting to between 40 trillion and 80 trillion Yen, and Japanese politicians have not moved to fix that problem. The economic uncertainty in Japan has caused the Yen to drop to its lowest level versus the dollar in almost three years.

Market Environment

The stock market performed poorly due to the economic slowdown and uncertainty about future economic growth. Corporate earnings repeatedly disappointed investors, who sold stocks as a result. Previously high-flying shares of technology and telecommunications companies were hit especially hard by the sell-off. Weak corporate spending and inventory gluts hurt earnings and revenues for those firms, causing investors to question the high valuations of the companies' shares.

Value stocks performed well relative to growth shares, the Russell 1000 Value Index(1) lost 5.9% during the first quarter of 2001, while the Russell 1000 Growth Index(2) fell 20.9%. That disparity was especially clear among mid-cap stocks. Mid-cap value shares outperformed mid-cap growth stocks by 21.6 percentage points during the first quarter ended March 31, 2001. Small-cap shares as measured by the Russell 2000 Index(3) lost 6.5%, compared to a 12.6% the large-cap shares that make up the Russell 1000 Index.(4)

Foreign stock markets suffered from the global economy's weakness. Their losses were compounded by the Dollar's strength. Scandinavia was hit especially hard by the downturn in telecommunications stocks such as Nokia and Ericsson. Finland's market lost 42.2% in dollar terms during the first calendar quarter, while Sweden's market lost 29.9%. The only developed markets with positive returns in dollar terms during the first quarter of 2001 were Austria (4.4% gain) and New Zealand (3.4%).

Fixed-income securities performed well during the six months ended April 30, 2001. The Fed's rate cuts boosted bond prices, especially among short-term issues. Bonds also benefited from an influx of investors who fled the declining stock market in favor of the relative safety of bonds. Meanwhile, the economic slowdown eased investor concerns about inflation, helping bond market performance. Corporate bonds outperformed Treasuries during the period, as investors moved into higher-yielding corporate bonds and out of expensive government bonds.


--------------------------------------------------------------------------------

(1) The Russell 1000 Value Index is an unmanaged index comprised of the securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.
(2) The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.
(3) The Russell 2000 Index is a market capitalization-weighted index comprised of 2,000 of the smallest capitalized U.S. domiciled companies, on the basis of capital, whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.
(4) The Russell 1000 Index is a market capitalization-weighted index comprised of 1,000 of the largest capitalized U.S. domiciled companies, on the basis of capital, whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.
    Investors cannot invest directly in an index, although they can invest in its underlying securities.

Portfolio Reviews

HSBC Investor Limited Maturity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y (Adviser) Shares)

by Edward Merkle
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Limited Maturity Fund (the "Fund") seeks to provide above-average total return, consistent with reasonable risk, by investing in high quality fixed income securities of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

The Fund returned 1.31% (without sales charge)'D''D' for the Class A (Investor) Shares from its inception on February 7, 2001 and 2.17% for the Class Y (Adviser) Shares from its inception on January 23, 2001 through April 30, 2001. That compared to a 0.95% return and 1.38% from January 23, 2001 and 0.59% and -0.15% from February 7, 2001 for the Funds' benchmarks, the Lehman Brothers Intermediate Aggregate Bond Funds Index(1) and the Lipper Intermediate Investment-Grade Debt Funds Index.(2)

The economy slowed during the period, due to previous interest-rate increases by the Fed, as well as high-energy prices and weak corporate spending. The Fed attempted to stimulate the economy by lowering the federal funds rate four times between January and May, for a total decrease of two percentage points. Meanwhile, many investors moved money out of the declining stock market and into fixed-income investments.

Bonds performed well in that environment. The Fed's easing policy especially benefited securities with relatively short durations, since those issues are most influenced by Fed action. Corporate bonds were also helped by the Fed's interest rate cuts, and outperformed Treasury securities.

At the Portfolio's inception, we adopted duration slightly longer than that of the benchmark in order to help lock in higher yields as rates fell. We reduced the Portfolio's duration later in the period, due to our belief that the strong bond rally of the past year may be ending. The Portfolio's duration at its inception was 3.54 years, and stood at 3.36 years as of April 30, 2001. That compared to the benchmark's duration of 3.34 years at the Portfolio's inception and 3.43 years at the end of the period.*

The Portfolio benefited from our decision to overweight corporate bonds. We bought corporate bonds to take advantage of the higher yields those issues offered, and because the Fed is easing policy improved the credit environment for many corporations. We underweighted mortgage-backed securities, because falling interest rates increased the risk of prepayments on those issues.*

Bond investors are anticipating further interest-rate cuts by the Fed. That expectation is based on predictions that the economy will remain weak during the next few months. We feel that yields could rise if the economy rebounds quicker than investors expect. Yields also could rise if investors become more positive about the prospects for the stock market and move money back into equities. We will take a cautious approach in that environment, maintaining duration somewhat shorter than that of the Fund's benchmark. That strategy should benefit the Fund if the economy shows signs of increased growth. We will continue to look for opportunities to capture higher yields for shareholders without taking excessive risk.

--------------------------------------------------------------------------------
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D''D' With the maximum sales charge of 4.75%, the Class A (Investor) Share's return for the period was -3.76%. Total return set forth reflects the waiver and reimbursement of a portion of the Fund's fee. Without waivers of fees, total return for the period would have been lower.
 (1) Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
 (2) Lipper Intermediate Investment-Grade Funds Index is comprised of managed funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.
       Investors cannot invest directly in an index, although they can invest in its underlying securities.
    *  Portfolio composition is subject to change.

Portfolio Reviews

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund (Class A (Investor) Shares, B Shares and C Shares)

by Kenneth B. Dunn
Portfolio Manager
Miller Anderson & Sherrerd

The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as "master-feeder," in which the HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio"). The Portfolio employs Miller Anderson & Sherrerd as sub-investment adviser.

During the six-month period ended April 30, 2001, the shares of the HSBC Investor Fixed Income Fund produced a 7.34% return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 7.05% (without sales charge)'D''D'. The Funds' benchmarks, the Salomon Brothers Broad Investment-Grade Bond Fund Index(1) and the Lipper Corporate Debt Funds A-Rated Average,(2) returned 6.24% and 5.91%, respectively.

The Portfolio invests primarily in fixed-income instruments such as U.S. Government securities, corporate debt securities and similar securities and commercial paper, mortgage-backed and asset-backed securities and issued by foreign governments and corporations.

The bond market delivered strong performance during the six-months through April 30, 2001. Signs of slower-than-expected economic growth caused investors to fear that the U.S. economy would slide into a recession. The Fed cut short-term interest rates four times, for a total reduction of two percentage points, in an effort to spark economic growth and head off a recession. Corporate spending weakened during the period, but consumer spending was relatively healthy and helped to keep economic growth positive.

The Portfolio began the period with an average maturity of 14.5 years. That position benefited performance as interest rates fell during the period. We later reduced the Portfolio's average maturity--to 11.0 years by the end of April--by selling some long-term corporate bond holdings and replacing them with intermediate-term corporates.*

We avoided Treasury bonds due to their relatively high prices. Instead, the Portfolio was overweight in corporate bonds and government agency securities. Such issues outperformed Treasury securities during the period, as the Fed's rate cuts restored liquidity to the bond market and caused investors to shift focus toward these sectors. Mortgage-backed securities also performed well, but suffered somewhat from pre-payments as interest rates fell.

Long-term corporate issues with strong credit ratings offered especially attractive yields relative to Treasuries during much of the period, due to fears of a recession. We favored intermediate-term corporates later in the period, as the significant yield advantage on long-term issues narrowed. The agency sector delivered strong performance, as fears that Congress would rescind some privileges enjoyed by agencies like Fannie Mae and Freddie Mac subsided. We reduced the Portfolio's position in agencies as their yields approached those of Treasuries.*

The composition of the Portfolio as of April 30, 2001, consisted of 30.6% of net assets in corporate bonds, 6.3% in mortgage-backed securities, 77.5% in agency issues, 13.7% in asset-backed securities, 1.8% in Yankee bonds, 0.3% in preferred stocks and 2.3% in cash and cash equivalents. The average credit rating as of April 30, 2001 of the Portfolio was at AA+.*

Going forward, we expect a difficult economic environment. We believe the potential for a recession still exists--especially if high-energy prices or a rise in the unemployment rate leads to weaker consumer spending. However, the Fed is in a position to cut rates further, perhaps by as much as one percentage point, so we believe that any recession would be mild and short-lived. We will attempt to maintain the Portfolio's high-quality composition, focusing on corporate bonds issued by firms such as Merck and Johnson & Johnson.


--------------------------------------------------------------------------------
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D''D' With the maximum sales charge of 4.75%, the Class A (Investor) Share's return for the period was 1.93%. The total return set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower.
   (1) The Salomon Brothers Broad Investment-Grade Bond Fund Index is an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
   (2) The Lipper Corporate Debt Funds A-Rated Average is an average of managed funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.
        Investors cannot invest directly in an index, although they can invest in its underlying securities.
    *   Portfolio composition is subject to change.

Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund'D'
(Class A (Investor) Shares, B Shares, C Shares and Y (Adviser) Shares)

by Peter J. Loftus
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") delivered a total return of 4.01% (without sales charge)'D''D' for Class A (Investor) Shares and 4.14% for Class Y (Adviser) Shares during the six-months ended April 30, 2001. Thatcompared to a 4.15% and 4.20% return for the Fund's benchmarks, the Lehman Brothers 7-Year Municipal Bond Fund Index(1) and the Lipper N.Y. Municipal Bond Funds Average,(2) respectively.

Economic growth during the period slowed significantly in response to a series of interest rate increases made by the Fed before the period. The Fed responded to slower growth by lowering short-term interest rates four times, each time easing by 50 basis points, in an effort to boost economic growth.

Municipal issues benefited in that environment. The yield on a two-year municipal security fell by 88 basis points during the period, while 10-year and 30-year municipal bond yields fell by 20 basis points. Munis also benefited from volatility in the stock market. Many equity investors shifted assets into more stable investments such as muni bonds, which helped drive muni prices higher.

The portfolio's duration during the period was 10% to 15% longer than that of its benchmark. We believe that this relatively long position benefited the Fund as interest rates fell. We kept an overweight position in high-coupon, non-callable bonds, which offered a solid balance between risk and reward. High-quality issues performed better than lower-rated issues as the economy weakened. Additionally, the Fund benefited from several credit-quality upgrades within the New York tax-exempt market. These upgrades included New York City and New York State guaranteed obligation issues and corresponding appropriation debt, as well as various issuers and holdings that became pre-refunded during the period. The average credit quality of the Fund's portfolio was at AA2.*

We anticipate a difficult environment during the next several months. There still is the potential for a recession, especially if consumer spending drops because of high-energy prices or a rise in unemployment. We believe the Fed may cut interest rates further, perhaps by as much as one percentage point. However, we do not expect a protracted economic downturn. Furthermore, money flows into municipal issues have slowed somewhat recently, as investors re-enter the equity market. Therefore, we will look to move the portfolio towards a duration neutral position relative to its benchmark.

We will also maintain the Fund's high-quality portfolio by favoring sectors such as higher-education bonds, essential service revenue systems, and insured bonds. We believe that approach should benefit the Fund during a period of economic uncertainty.


--------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D' A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.
'D''D' With the maximum sales charge of 4.75%, the Class A (Investor) Share's return for the period was -0.95%. The total return set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower.
  (1) The Lehman Brothers 7-Year Municipal Bond Fund Index is an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
  (2) The Lipper N.Y. Municipal Bond Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   *    Portfolio composition is subject to change.

Portfolio Reviews

HSBC Investor Balanced Fund
(Class A (Investor) Shares, B Shares, C Shares and Y (Adviser) Shares)

by Frederick Lutcher III, CFA and Edward Merkle
Portfolio Managers
HSBC Asset Management (Americas) Inc.

The HSBC Investor Balanced Fund (the "Fund") seeks to provide current income and long-term growth of capital consistent with reasonable risk by investing in a broadly diversified portfolio of U.S. government securities, common stock, preferred stocks and high-quality bonds.

The Fund returned -1.05% (without sales charge)'D''D' for the Class A (Investor) Shares from its inception on February 20, 2001 and -5.50% for the Class Y (Adviser) Shares from its inception on January 18, 2001 through the period end on April 30, 2001. That compared to 0.08%, -2.10% and 0.97% from February 20, 2001 and 0.95%, -7.10% and -2.05% from January 18, 2001 for the Fund's benchmarks the Lehman Brothers Aggregate Bond Index,(1) the Standard & Poor's 500 Stock Index(2) and the Lipper Balanced Funds Index(3) respectively.

The Fund splits its assets between growth-and-income equity investments and fixed-income instruments such as U.S. Government securities, corporate debt securities, and similar securities issued by foreign governments and corporations.

During the period investors worried that slower-than-expected economic and corporate profit growth would cause the economy to slip into a recession. The gross domestic product annualized growth rate of 1% during the fourth quarter of 2000 was the lowest since 1995. Stocks suffered in that environment during late 2000 and early 2001. The equity market rallied somewhat during April, due to positive earnings announcements from several technology companies, a surprise rate cut by the Fed, and signs that economic growth remained relatively healthy in the first quarter of 2001.

The bond market performed well during the six-months through April 30, 2001. That performance was the result of investors concerned about the possibility of a recession moving money out of stocks and into bonds. Fixed-income securities also benefited from Fed policy. The Fed lowered short-term interest rates four times, for a total interest-rate cut of two percentage points, in an effort to spark economic growth.

We structured the equity portion of the Fund in a relatively sector-neutral position, selectively reducing positions that appeared overvalued. We also overweighted many "safe haven" stocks in traditional defensive sectors such as consumer staples, health-care, and utilities. Examples of such stocks that helped the Fund's performance during the period included Philip Morris (1.25% of portfolio net assets as of April 30, 2001); Calpine Corp. (0.81%), Johnson & Johnson (1.72%) and CVS Corp. (1.22%).*

We reduced the Fund's average maturity by bringing the fixed income segment's maturity down to 11.0 years at the end of April. The decrease came largely because we sold some long-term corporate bonds and replaced them with attractive intermediate-term corporate bonds. We underweighted Treasury bonds because of their high prices relative to other issues. Meanwhile, we overweighted higher-yielding corporate bonds and government agency issues. That strategy boosted the Fund's performance, as those issues benefited more than Treasuries from the Fed's rate cuts.*

We anticipate a difficult environment during the next several months. There still is the potential for a recession, especially if consumer spending drops because of high-energy prices or a rise in unemployment. We believe the Fed may cut interest rates further, perhaps by as much as one percentage point. However, we do not expect a protracted economic downturn.

For the equities portion of the Fund, we will continue to pursue our long-term strategy of investing in shares of financially solid firms that offer the potential for strong growth over the long term. On the fixed-income side, we will maintain the high quality of the Fund's portfolio. As always, we will attempt to capture attractive yields for shareholders without taking excessive risk.

--------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D''D' With the maximum sales charge of 5.00%, the Class A (Investor) Share's return for the period was -6.01%. Total return set forth reflects the waiver and reimbursement of a portion of the Fund's fee. Without waivers of fees, total return for the period would have been lower.
  (1) The Lehman Brothers Aggregate Bond Fund Index is an unmanaged index generally representative of investment-grade debt issues with at least one year to final maturity.
  (2) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The above indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
  (3) The Lipper Balanced Funds Index is comprised of managed funds that primarily conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
        Investors cannot invest directly in an index, although they can invest in its underlying securities.
   *    Portfolio composition is subject to change.

Portfolio Reviews

HSBC Investor Equity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y (Adviser) Shares)

by John L. Blundin
Portfolio Manager-Alliance Capital Management L.P.
Robert H. Lyon
Portfolio Manager-Institutional Capital Corporation

The HSBC Investor Equity Fund (the "Fund") seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 65% of its assets in equity securities of seasoned mid-sized and large companies whose shares are expected to show above-average price appreciation. The Fund employs two sub-investment advisers to achieve its investment objective. Each sub-adviser pursues a different investment style.

Alliance Capital Management, L.P. pursues a growth style of investing, focusing on investing in financially secure firms that have established operating histories and are proven leaders in their industries or market sectors. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

Institutional Capital Corporation pursues a value style of investing, focusing on shares of companies that are undervalued relative to the stock market as a whole. The firm employs a fundamentals-based, bottom-up stock-picking method to find these companies.

The Fund returned -11.78% (without sales charge)'D''D' for Class A (Investor) Shares and -11.60% for Class Y (Adviser) Shares during the six-months ended April 30, 2001. The Fund's benchmarks, the Russell 1000 Growth Index(1) and the Lipper Large-Cap Core Funds Index(2) returned -12.41% and -13.04%, respectively.

Several factors contributed to poor stock market returns during the recent period. The economy's growth rate continued to deteriorate, contributing to weaker earnings prospects for many companies. High valuations for many stocks also added to the negative climate for equities.

Growth stocks performed poorly relative to value stocks in that environment. We looked for ways to add stability to the portfolio by holding shares of blue chip growth firms. Such companies are not flashy, but they have the potential to maintain steady growth. The Fund benefited from investments in the retail sector with Home Depot, Inc. (1.30% of portfolio net assets on April 30, 2001) and Kohl's Corp. (1.82%); the banking and finance sector with J.P. Morgan Chase & Co. (1.79%); MBNA Corp. (1.64%), and Pfizer Inc. (3.34%) and Bristol-Myers Squibb Co. (1.32%) in the health care sector. Technology shares such as Cisco Systems, Inc. (1.62%), PMC-Sierra, Inc. (0.26%) and Solectron Corp. (1.77%) dampened performance.*

Looking ahead, we anticipate that many companies will liquidate their inventory build-ups over the next 18 months; we believe that could put a crimp on the economy. Meanwhile, the Fed's aggressive interest rate cuts should spur capital investment in the future. That process should help stabilize the economy and the stock market.

With that in mind, we will continue to invest in shares of healthcare, financial services and technology firms. Our disciplined approach involves looking for companies that can be industry leaders for many years to come. We will avoid any temptation to invest according to short-term projections about the market or individual sectors. Instead, we will carefully choose stocks that offer the best possible trade-off between growth potential and attractive valuations.

--------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 'D''D'  With the maximum sales charge of 5.00%, the Class A (Investor)
         Share's return for the period was -16.19%.
  (1) The Russell 1000 Growth Index is an unmanaged index comprised of the securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
  (2) The Lipper Large-Cap Core Funds Index is comprised of managed funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.
         Investors cannot invest directly in an index, although they can invest in the underlying securities.
    *    Portfolio composition is subject to change.

Portfolio Reviews

HSBC Investor Growth and Income Fund
(Class A (Investor) Shares, B Shares, C Shares and Y (Adviser) Shares)

by Fredric Lutcher III, CFA
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments.

The Fund returned 6.46% (without sales charge)'D''D' for the Class A (Investor) Shares from its inception on April 12, 2001 and 9.91% for the Class Y (Adviser) Shares from its inception on April 2, 2001 through April 30, 2001. That compared to a 5.60% and 5.03% return from April 12, 2001, and 9.13% and 6.68% return from April 2, 2001 through April 30, 2001 for the Fund's benchmarks, the Standard & Poor's 500 Stock Index(1) and the Lipper Growth & Income Funds Index,(2) respectively.

In the months leading up to the Fund's inception, investors were concerned about a potential hard landing for the U.S. economy and slower corporate profit growth. The Gross Domestic Product (GDP)(3) grew at an annualized rate of 1% during the fourth quarter of 2000, the slowest rate of growth since 1995, while consumer confidence during the period fell to its lowest level in more than four years.

The Fed was active during the first four months of 2001, cutting the federal funds rate on four separate occasions totaling 200 basis points. The equity markets responded favorably to the Fed's actions, but investors remained worried, as a record number of companies issued profit warnings during the first quarter of 2001. By the end of March, the S&P 500 had fallen into bear market territory, declining 25% from the peak achieved in March 2000. The markets rallied during April, when the Fund began operations, fueled by positive announcements from several technology companies, a surprise rate cut by the Fed, and the release of the first quarter 2001 GDP number, which grew at a higher-than-expected annualized rate of 2%.

We gradually moved the Fund to a relatively sector neutral position, selectively reducing positions where our valuation models indicated. Despite the difficult market conditions, we maintained our long-term growth-oriented strategy. We did, however, hold overweight positions in many "safe haven" stocks in traditional defensive sectors such as consumer staples, health care, and utilities. Philip Morris Cos., Inc. (2.40% of portfolio net assets as of April 30, 2001); Calpine Corp. (1.38%), Johnson & Johnson (3.06%) and CVS Corp. (2.17%) were some of the Funds largest overweight holdings during the period, and were significant contributors to performance.*

Our view at the beginning of this year was that the tone of the equity markets would improve following clarification on several issues, including the Fed's intentions, investor cash flows, and corporate earnings. With this year's 200 basis point reduction in the federal funds rate, it is obvious that the Fed will be actively trying to prevent a severe economic downturn. Although equity mutual funds witnessed a record $20 billion outflow in March, inflows accelerated throughout April as the markets started to rally. With money market assets totaling over $2 trillion, and approximately $175 billion flowing into money market funds this year, there appears to be an ample supply of cash, waiting to return to the stock market.

 We do not expect corporate earnings to recover until the fourth quarter of this year, and the first quarter GDP number may be revised downward. Even so, the most recent economic growth figures support our view that the economy is at or near the bottom of a "U" shaped cycle. While the economic data has been mixed, we believe the consumer has not gone into hiding. Despite the sharp drop in consumer confidence and the largest decline in monthly payrolls since 1991, consumer spending remains strong, housing sales approached near record levels in March, and the unemployment rate is still relatively low.

We expect the stock market to turn up before a rebound in the economy and corporate profits. That said, we believe the road ahead will not be a smooth one and that the significant stock market volatility witnessed in 2000 and so far this year will continue during the coming months. We will continue to pursue our long-term strategy of buying the best companies with the strongest long-term growth prospects.

--------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D''D' With the maximum sales charge of 5.00%, the Class A (Investor) Share's return for the period was 1.12%. Total return set forth reflects the waiver and reimbursement of a portion of the Fund's fee. Without waivers of fees, total return for the period would have been lower.
  (1) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
  (2) The Lipper Growth & Income Funds Index is comprised of managed funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.
  (3) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   *     Portfolio composition is subject to change.

Portfolio Reviews

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Trust Shares)

by Thomas D'Auria, CFA
Portfolio Manager
HSBC Asset Management (Americas) Inc

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Standard & Poor's MidCap 400 Stock Index (the "S&P MidCap 400") by investing at least 65% of its total assets in stocks of mid-sized companies with market capitalization, at time of acquisition, falling within the range of the S&P MidCap 400 ($1 billion to $12 billion).

The Fund's Class A Shares posted a return of -3.23% (without sales charge)'D''D' and -3.33% for Trust Shares during the six-month period through April 30, 2001. That compares to a -1.40% return for the S&P MidCap 400(1) and -6.84% for the Lipper Mid-Cap Core Funds Index.(2)

The period was a very volatile one for mid-cap stocks. There were several rapid style shifts, with investors moving money from growth to value and back again. On balance, value stocks in sectors such as retail, energy and utilities were strong performers in the mid-cap sector.

That environment was challenging for the Fund, with its growth-oriented approach. We invested heavily in health-care, financial services, utilities, and consumer staples because we felt those sectors offered the prospect for stable earnings growth and lower volatility. Health-care, utilities, and consumer staples were strong performers, while financial services shares lagged. We maintained relatively low exposure to telecommunications, basic materials, and consumer cyclicals. We lowered the Fund's exposure to the most volatile technology issues early in the period, selling shares of semiconductor and hardware companies, and added less volatile shares of software and computer service companies. We reversed that move as valuations for the riskier issues improved with their brighter earnings prospects.

We wrote covered call options in about 25% of our positions. The options help to generate extra income and enforced our sell discipline. We also held more cash than usual--roughly, 6% to 7% of total assets--so that we could take advantage of market volatility, and buy stocks that fell to attractive levels. The mid-cap sector continues to offer attractive valuations and growth rates relative to the blue chip sector. We hope to capitalize on that by increasing our exposure in the technology sector. Moreover, we will invest in consumer cyclicals that should flourish as the economy recovers. We will also reduce our investments in defensive sectors such as utilities and consumer staples.*

--------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D''D' With the maximum sales charge of 5.00%, the Class A Share's return for the period was -8.07%. The total return set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower.
  (1) The Standard & Poor's MidCap 400 Stock Index is an unmanaged index generally representative of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
  (2) The Lipper Mid-Cap Core Funds Index is comprised of managed funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index.
       Investors cannot invest directly in an index, although they can invest in the underlying securities.
   *   Portfolio composition is subject to change..

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund'D' (Class A (Investor) Shares, B Shares and C Shares)

by David Fisher
Portfolio Manager
Capital Guardian Trust Company


The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs Capital Guardian Trust Company as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the United States, or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.

The shares of the HSBC Investor International Equity Fund returned -6.07%, and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned -6.42% (without sales charge)'D''D', for the six-months ended April 30, 2001. That compares to a -8.11% and -8.35% return for the Funds' benchmarks, the Morgan Stanley Capital International, Europe, Australasia and Far East Index(1) and the Lipper International Funds Index.(2)

The economic slowdown and correction in the technology sector that occurred in the U.S. spread around the world, hurting the performances of overseas markets during most of the period.

In Europe, signs of slowing economic growth coupled with corporate earnings disappointments caused stock prices to fall. Technology and telecommunications shares performed especially poorly, reflecting those sectors' weak performance in the U.S. Tech-heavy markets such as Sweden, Denmark and Spain suffered losses, while markets such as Switzerland--which has more defensive stocks such as financial services and pharmaceuticals--held up relatively well. European markets showed signs of life late in the period, when it appeared that global economic growth, although slow, would remain positive.

Japan suffered especially severe losses; stock prices in that market sank to a 15-year low. The Japanese economy experienced deflation during the period, as well as continued problems in its financial system. Sectors such as banking, technology, and telecommunications were among the worst performers in Japan. However, as in Europe, Japanese stocks posted gains late in the period due to the improving global economic picture.

Capital Guardian Trust Company's bottom-up, research-driven approach to investing is based on extensive field research and direct company contact. The Portfolio held a significant stake in technology stocks during the period (23% of the portfolio's net assets as of April 30, 2001), which dampened performance somewhat. However, our disciplined stock selection process helped us identify financially strong technology firms and avoid many of the poorest-performing technology stocks. The Portfolio also found opportunities among financial services shares (18%) and consumer stocks (15%) in sectors such as media and automobiles.*

We believe that the markets in the near-term will remain choppy based on the potential for disappointing corporate earnings. However, we believe the markets should begin to rebound in the second half of this year, fueled by falling oil prices and more accommodating monetary policy by central banks. The global markets should respond favorably to these stimuli and that could benefit many of the Portfolio holdings. We will maintain the Portfolio's disciplined strategy of fundamental, bottom-up stock picking and research in this quality-driven market environment.



The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 'D'    International investing involves increased risk and volatility.
'D''D' With the maximum sales charge of 5.00%, the Class A (Investor) Share's return for the period was -11.12%. The total return set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower. Class A (Investor) Shares commenced operations on August 26, 1996.
   (1) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.
        The Fund's performance reflects the deduction of fees for these value-added services.
   (2) The Lipper International Funds Index is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States.
        Investors cannot invest directly in an index, although they can invest in its underlying securities.
    *   Portfolio composition is subject to change.

Portfolio Reviews


HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund'D' (Class A (Investor) Shares, B Shares and C Shares)

by Brian Stack
Portfolio Manager
MFS Institutional Advisers, Inc.


The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs MFS Institutional Advisers, Inc., as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

During the six-months ended April 30, 2001, the shares of the HSBC Investor Small Cap Equity Fund produced a -7.94% return and the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a -8.38% return (without sales charge).'D''D' The Funds' benchmarks the Russell 2000 Stock Index(1) and the Lipper Small Cap Funds Index(2) returned -1.77% and -14.12%, respectively.

Stocks suffered considerable losses during the period. Slower-than-expected economic growth and a series of corporate earnings disappointments caused investors to worry about the possibility of a recession. Technology stocks posted especially sharp losses, as investors expressed concerns over the future growth prospects of many tech firms. Small-company stocks outperformed large-company shares in that environment. One reason was that small-cap stocks were more reasonably valued than large company stocks, and therefore did not have as far to fall as stock prices declined.

The Portfolio employs a bottom-up fundamentals-based approach to investing in small and medium-sized companies. We focus on the merits of individual companies and their stock market valuations. We invest in shares of firms with strong earnings growth potential because we believe that relative earnings growth drives stock prices. That approach led the Portfolio to hold an overweight position in sectors such as technology, health care and business services relative to its benchmark. The Portfolio's return was dampened by its relatively high investment in the technology sector. However, we minimized the Fund's exposure to shares of dot-com, hardware, and semiconductor companies, which felt the full brunt of the market sell-off.

The Portfolio benefited from its stake in the health-care sector, which performed well due to accelerating pharmaceutical costs, and health-care firms' ability to generate strong profits in a weak economy. One strong performing commercial services holding was Caremark Rx, Inc. (6.16% of the net assets of the portfolio on April 30, 2001), which provides prescription benefits management. The Portfolio's investments in the business services sector also performed well as companies increasingly used technology to boost productivity and cut costs. Stocks such as Affiliated Computer Services, Inc. (1.54%), which provides processing services, offered opportunities.*

Economic growth may remain relatively weak during the coming months. We believe that shares of smaller companies should continue to outperform large company stocks. Smaller companies are more nimble, have less inventory buildup, are more flexible, and can cut costs quicker than larger firms. As always, we will maintain our value-conscious approach to small-cap growth stocks, overweighting shares of neglected and undervalued companies while avoiding overvalued securities. We expect to find such stocks in the health-care, business services, and technology sectors. The energy sector also offers opportunities. Although not considered a high-growth industry, the sector offers the potential to capitalize on the unique supply and demand issues surrounding energy and oil prices and reserves.

--------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  'D' Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
'D''D' With the maximum sales charge of 5.00%, the Fund's Class A (Investor) Shares return for the period was -12.98%. The total return set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower.
  (1) The Russell 2000 Stock Index is an unmanaged index generally representative of the performance of small-capitalization stocks.
       The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.
       The Fund's performance reflects the deduction of fees for these value-added services.
  (2) The Lipper Small Cap Funds Index is comprised of managed funds that, by prospectus or portfolio, practice invests primarily in companies with market capitalizations of less than $1 billion at time of purchase. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   *   Portfolio composition is subject to change.

HSBC INVESTOR FUNDS
HSBC INVESTOR LIMITED MATURITY FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
ASSETS:
Investments, at value..................            $33,809,427
Receivable from investment manager.....                 13,794
                                                   -----------
   TOTAL ASSETS........................             33,823,221
LIABILITIES:
Dividends payable......................  $65,966
Payable for capital shares redeemed....   60,000
Accrued expenses and other liabilities:
 Administration........................      968
 Distribution..........................      361
 Shareholder servicing.................       77
 Other.................................   12,925
                                         -------
   TOTAL LIABILITIES...................                140,297
                                                   -----------
NET ASSETS.............................            $33,682,924
                                                   -----------
                                                   -----------
COMPOSITION OF NET ASSETS:
Capital................................            $33,653,076
Accumulated net investment loss........                    (10)
Accumulated net realized gains from
 investment transactions...............                 59,942
Unrealized depreciation from investment
 transactions..........................                (30,084)
                                                   -----------
NET ASSETS.............................            $33,682,924
                                                   -----------
                                                   -----------
CLASS A (INVESTOR) SHARES
Net Assets.............................            $     3,390
Shares Outstanding.....................                    336
Net Asset Value and Redemption Price
 per share.............................            $     10.09
                                                   -----------
                                                   -----------
Maximum Offering Price per share (Net
 asset value/(100%-maximum sales charge
 of 4.75%))............................            $     10.59
                                                   -----------
                                                   -----------
CLASS B SHARES
Net Assets.............................            $   264,741
Shares Outstanding.....................                 26,215
Net Asset Value, Offering Price and
 Redemption Price per share**..........            $     10.10
                                                   -----------
                                                   -----------
CLASS C SHARES
Net Assets.............................            $   150,845
Shares Outstanding.....................                 14,949
Net Asset Value, Offering Price and
 Redemption Price per share**..........            $     10.09
                                                   -----------
                                                   -----------
CLASS Y (ADVISER) SHARES
Net Assets.............................            $33,263,948
Shares Outstanding.....................              3,298,247
Net Asset Value, Offering Price and
 Redemption Price per share............            $     10.09
                                                   -----------
                                                   -----------

--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 23, 2001 TO APRIL 30, 2001*
(UNAUDITED)
INVESTMENT INCOME:
Interest income from portfolio............            $325,578
Expenses from portfolio...................             (33,542)
                                                      --------
   TOTAL INVESTMENT INCOME................             292,036
EXPENSES:
Administration............................  $ 2,289
Distribution:
 Class B Shares...........................      220
 Class C Shares...........................      145
Shareholder servicing:
 Class A (Investor) Shares................        1
 Class B Shares...........................       73
 Class C Shares...........................       48
Accounting................................   10,837
Registration..............................    4,444
Printing..................................    2,953
Transfer agent............................   22,691
Other.....................................      658
                                            -------
 Total expenses before reimbursements.....              44,359
 Reimbursements...........................             (27,886)
                                                      --------
 NET EXPENSES.............................              16,473
                                                      --------
NET INVESTMENT INCOME.....................             275,563
                                                      --------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized gains from investment
 transactions.............................              59,942
Change in unrealized
 appreciation/depreciation from
 investments..............................             (30,084)
                                                      --------
Net realized/unrealized gains from
 investment transactions..................              29,858
                                                      --------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................            $305,421
                                                      --------
                                                      --------

---------
 * The Fund commenced offering Class A (Investor) Shares on February 7, 2001. The Fund commenced offering Class B Shares on February 15, 2001.
   The Fund commenced offering Class C Shares on February 13, 2001.
   The Fund commenced offering Class Y (Adviser) Shares on January 23, 2001.

** Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR LIMITED MATURITY FUND

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
                                                                   FOR THE
                                                                PERIOD ENDED
                                                                  APRIL 30,
                                                                   2001(a)
                                                                 (UNAUDITED)
                                                              -----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................     $   275,563
 Net realized gains from investment transactions............          59,942
 Change in unrealized appreciation/depreciation from
   investments..............................................         (30,084)
                                                                 -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............         305,421
                                                                 -----------
DIVIDENDS:
 Net investment income:
   Class A (Investor) Shares................................             (34)
   Class B Shares...........................................          (1,049)
   Class C Shares...........................................            (724)
   Class Y (Adviser) Shares.................................        (273,766)
                                                                 -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............        (275,573)
                                                                 -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      33,653,076
                                                                 -----------
CHANGE IN NET ASSETS........................................      33,682,924
                                                                 -----------
NET ASSETS:
 Beginning of period........................................              --
                                                                 -----------
 End of period..............................................     $33,682,924
                                                                 -----------
                                                                 -----------

---------
(a) The Fund commenced offering Class A (Investor) Shares on February 7, 2001. The Fund commenced offering Class B Shares on February 15, 2001.
    The Fund commenced offering Class C Shares on February 13, 2001.
    The Fund commenced offering Class Y (Adviser) Shares on January 23, 2001.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR LIMITED MATURITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE PERIOD
                                                                FEBRUARY 7, 2001
                                                                  TO APRIL 30,
                                                                    2001(a)
                                                                  (UNAUDITED)
                                                              --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $ 10.04
                                                                    -------
INVESTMENT ACTIVITIES:
 Net investment income......................................           0.10
 Net realized and unrealized gains from investment
   transactions.............................................           0.05
                                                                    -------
 Total from investment activities...........................           0.15
                                                                    -------
DIVIDENDS:
 Net investment income......................................          (0.10)
                                                                    -------
 Total dividends............................................          (0.10)
                                                                    -------
NET ASSET VALUE, END OF PERIOD..............................        $ 10.09
                                                                    -------
                                                                    -------
TOTAL RETURN (EXCLUDES SALES CHARGE)........................           1.31%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................        $     3
Ratio of expenses to average net assets.....................           1.10%(c)
Ratio of net investment income to average net assets........           4.48%(c)
Ratio of expenses to average net assets (d).................         331.00%(c)
Portfolio turnover (e)......................................          56.13%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR LIMITED MATURITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE PERIOD
                                                               FEBRUARY 15, 2001
                                                                  TO APRIL 30,
                                                                    2001(a)
                                                                  (UNAUDITED)
                                                              --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $10.05
                                                                     ------
INVESTMENT ACTIVITIES:
 Net investment income......................................           0.07
 Net realized and unrealized gains from investment
   transactions.............................................           0.05
                                                                     ------
 Total from investment activities...........................           0.12
                                                                     ------
DIVIDENDS:
 Net investment income......................................          (0.07)
                                                                     ------
 Total dividends............................................          (0.07)
                                                                     ------
NET ASSET VALUE, END OF PERIOD..............................         $10.10
                                                                     ------
                                                                     ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................           1.09%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................         $  265
Ratio of expenses to average net assets.....................           1.85%(c)
Ratio of net investment income to average net assets........           3.56%(c)
Ratio of expenses to average net assets (d).................          40.42%(c)
Portfolio turnover (e)......................................          56.13%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR LIMITED MATURITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE PERIOD
                                                               FEBRUARY 13, 2001
                                                                  TO APRIL 30,
                                                                    2001(a)
                                                                  (UNAUDITED)
                                                              --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $10.07
                                                                     ------
INVESTMENT ACTIVITIES:
 Net investment income......................................           0.08
 Net realized and unrealized gains from investment
   transactions.............................................           0.02
                                                                     ------
 Total from investment activities...........................           0.10
                                                                     ------
DIVIDENDS:
 Net investment income......................................          (0.08)
                                                                     ------
 Total dividends............................................          (0.08)
                                                                     ------
NET ASSET VALUE, END OF PERIOD..............................         $10.09
                                                                     ------
                                                                     ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................           0.98%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................         $  151
Ratio of expenses to average net assets.....................           1.85%(c)
Ratio of net investment income to average net assets........           3.66%(c)
Ratio of expenses to average net assets (d).................          58.53%(c)
Portfolio turnover (e)......................................          56.13%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR LIMITED MATURITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS Y (ADVISER) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE PERIOD
                                                                JANUARY 23, 2001
                                                                  TO APRIL 30,
                                                                    2001(a)
                                                                  (UNAUDITED)
                                                              --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $ 10.00
                                                                    -------
INVESTMENT ACTIVITIES:
 Net investment income......................................           0.13
 Net realized and unrealized gains from investment
   transactions.............................................           0.09
                                                                    -------
 Total from investment activities...........................           0.22
                                                                    -------
DIVIDENDS:
 Net investment income......................................          (0.13)
                                                                    -------
 Total dividends............................................          (0.13)
                                                                    -------
NET ASSET VALUE, END OF PERIOD..............................        $ 10.09
                                                                    -------
                                                                    -------
TOTAL RETURN................................................           2.17%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................        $33,264
Ratio of expenses to average net assets.....................           0.85%(c)
Ratio of net investment income to average net assets........           4.74%(c)
Ratio of expenses to average net assets (d).................           0.90%(c)
Portfolio turnover (e)......................................          56.13%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR FIXED INCOME FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
ASSETS:
Investments, at value................             $144,860,977
Prepaid expenses.....................                    4,238
                                                  ------------
   TOTAL ASSETS......................              144,865,215
LIABILITIES:
Dividends payable....................  $381,450
Payable for capital shares
 redeemed............................        71
Accrued expenses and other
 liabilities:
 Administration......................     4,858
 Other...............................    11,648
                                       --------
   TOTAL LIABILITIES.................                  398,027
                                                  ------------
NET ASSETS...........................             $144,467,188
                                                  ------------
                                                  ------------
COMPOSITION OF NET ASSETS:
Capital..............................             $146,274,630
Dividends in excess of accumulated
 net investment income...............                  (65,033)
Accumulated net realized losses from
 investment and futures
 transactions........................               (2,911,375)
Unrealized appreciation from
 investment and futures
 transactions........................                1,168,966
                                                  ------------
NET ASSETS...........................             $144,467,188
                                                  ------------
                                                  ------------
Shares Outstanding...................               13,902,555
                                                  ------------
                                                  ------------
Net Asset Value, Offering Price and
 Redemption Price per share..........             $      10.39
                                                  ------------
                                                  ------------

--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
INVESTMENT INCOME:
Investment income from portfolio........            $5,106,312
Expenses from portfolio.................              (359,861)
                                                    ----------
   TOTAL INVESTMENT INCOME..............             4,746,451
EXPENSES:
Administration..........................  $27,423
Accounting..............................    4,006
Printing................................    9,998
Transfer agent..........................   11,695
Other...................................   12,917
                                          -------
   TOTAL EXPENSES.......................                66,039
                                                    ----------
NET INVESTMENT INCOME...................             4,680,412
                                                    ----------
NET REALIZED/UNREALIZED GAINS FROM
 INVESTMENTS:
Net realized gains from investment and
 futures transactions...................             1,939,296
Change in unrealized appreciation from
 investments and futures................             3,279,190
                                                    ----------
Net realized/unrealized gains from
 investments and futures................             5,218,486
                                                    ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................            $9,898,898
                                                    ----------
                                                    ----------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR FIXED INCOME FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED        FOR THE
                                                               APRIL 30,         YEAR ENDED
                                                                  2001          OCTOBER 31,
                                                              (UNAUDITED)           2000
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $ 4,680,412       $  7,229,501
 Net realized gains/(losses) from investment and future
   transactions.............................................    1,939,296         (1,562,147)
 Change in unrealized appreciation from investments and
   futures..................................................    3,279,190          1,297,662
                                                              ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    9,898,898          6,965,016
                                                              ------------      ------------
DIVIDENDS:
 Net investment income......................................   (4,457,516)        (7,241,736)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............   (4,457,516)        (7,241,736)
                                                              ------------      ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................   22,194,134         37,011,764
 Dividends reinvested.......................................    2,998,759          6,456,778
 Cost of shares redeemed....................................  (20,625,265)       (23,138,263)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    4,567,628         20,330,279
                                                              ------------      ------------
CHANGE IN NET ASSETS........................................   10,009,010         20,053,559
NET ASSETS:
 Beginning of period........................................  134,458,178        114,404,619
                                                              ------------      ------------
 End of period..............................................  $144,467,188      $134,458,178
                                                              ------------      ------------
                                                              ------------      ------------
SHARE TRANSACTIONS:
 Issued.....................................................    2,144,292          3,728,827
 Reinvested.................................................      291,288            653,712
 Redeemed...................................................   (1,995,389)        (2,347,561)
                                                              ------------      ------------
CHANGE IN SHARES............................................      440,191          2,034,978
                                                              ------------      ------------
                                                              ------------      ------------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR FIXED INCOME FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,                   FOR THE YEARS ENDED OCTOBER 31,
                                                       2001       -----------------------------------------------------------
                                                   (UNAUDITED)        2000       1999        1998       1997        1996
                                                   ------------     --------   --------     -------    -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $   9.99       $  10.01   $  10.81     $ 10.92    $ 10.67     $ 10.96
                                                     --------       --------   --------     -------    -------     -------
INVESTMENT ACTIVITIES:
 Net investment income...........................        0.33           0.69       0.62        0.65       0.59        0.59
 Net realized and unrealized gains/(losses) from
   investment and futures transactions...........        0.40          (0.02)     (0.51)       0.02       0.31        0.08
                                                     --------       --------   --------     -------     -------     -------
 Total from investment activities................        0.73           0.67       0.11        0.67       0.90        0.67
                                                     --------       --------   --------     -------     -------     -------
DIVIDENDS
 Net investment income...........................       (0.33)         (0.69)     (0.62)      (0.65)     (0.64)      (0.59)
 Net realized gains from investment and futures
   transactions..................................          --             --      (0.28)      (0.13)     (0.01)      (0.37)
 In excess of net realized gains from investment
   and futures transactions......................          --             --      (0.01)         --         --         --
                                                     --------       --------   --------     -------    -------     -------
 Total dividends.................................       (0.33)         (0.69)     (0.91)      (0.78)     (0.65)      (0.96)
                                                     --------       --------   --------     -------    -------     -------
NET ASSET VALUE, END OF PERIOD...................    $  10.39       $   9.99   $  10.01     $ 10.81    $ 10.92     $ 10.67
                                                     --------       --------   --------     -------    -------     -------
                                                     --------       --------   --------     -------    -------     -------
TOTAL RETURN.....................................        7.34%(a)       6.98%      1.01%       6.26%      9.14%       6.51%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)..............    $144,467       $134,458   $114,405     $97,728    $71,686     $42,424
Ratio of expenses to average net assets..........        0.61%(b)       0.61%      0.69%       0.78%      0.83%       0.83%
Ratio of net investment income to average net
 assets..........................................        6.75%(b)       6.66%      6.31%       5.87%      5.92%       5.51%
Ratio of expenses to average net assets..........        0.61%(b)       0.61%      0.69%       0.78%      0.85%(c)    1.06%(c)
Portfolio turnover (d)...........................      226.56%        440.49%    433.26%     126.40%    349.00%     152.00%

---------
(a) Not annualized.
(b) Annualized.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
ASSETS:
Investments, at value...................            $4,488,801
Receivable for capital shares issued....                10,529
Receivable from investment manager......                12,734
Deferred organization costs.............                 1,788
Prepaid expenses........................                10,841
                                                    ----------
   TOTAL ASSETS.........................             4,524,693
LIABILITIES:
Dividends payable.......................  $10,329
Accrued expenses and other liabilities:
 Administration.........................      149
 Distribution...........................      639
 Shareholder servicing..................    1,003
 Other..................................    5,325
                                          -------
   TOTAL LIABILITIES....................                17,445
                                                    ----------
NET ASSETS..............................            $4,507,248
                                                    ----------
                                                    ----------
COMPOSITION OF NET ASSETS:
Capital.................................            $4,707,336
Dividends in excess of accumulated net
 investment income......................                (2,246)
Accumulated net realized losses from
 investment and futures transactions....              (232,250)
Unrealized appreciation from investment
 and futures transactions...............                34,408
                                                    ----------
NET ASSETS..............................            $4,507,248
                                                    ----------
                                                    ----------
CLASS A (INVESTOR) SHARES
Net Assets..............................            $3,639,778
Shares Outstanding......................               358,638
Net Asset Value and Redemption Price per
 share..................................            $    10.15
                                                    ----------
                                                    ----------
Maximum Offering Price per share
 (Net asset value/(100% -- maximum sales
 charge of 4.75%))......................            $    10.66
                                                    ----------
                                                    ----------
CLASS B SHARES
Net Assets..............................            $  666,883
Shares Outstanding......................                65,674
Net Asset Value, Offering Price and
 Redemption Price per share*............            $    10.15
                                                    ----------
                                                    ----------
CLASS C SHARES
Net Assets..............................            $  200,587
Shares Outstanding......................                19,775
Net Asset Value, Offering Price and
 Redemption Price per share*............            $    10.14
                                                    ----------
                                                    ----------
--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
INVESTMENT INCOME:
Investment income from portfolio......            $    156,586
Expenses from portfolio...............                 (11,045)
                                                  ------------
   TOTAL INVESTMENT INCOME............                 145,541
EXPENSES:
Administration........................  $   843
Distribution:
 Class B Shares.......................    1,546
 Class C Shares.......................      626
Shareholder servicing:
 Class A (Investor) Shares............    4,627
 Class B Shares.......................      515
 Class C Shares.......................      209
Accounting............................   12,071
Organization..........................    2,777
Transfer agent........................   22,008
Other.................................    4,315
                                        -------
 Total expenses before
   reimbursements.....................                  49,537
 Reimbursements.......................                 (34,843)
                                                  ------------
   NET EXPENSES.......................                  14,694
                                                  ------------
NET INVESTMENT INCOME                                  130,847
                                                  ------------
NET REALIZED/UNREALIZED GAINS FROM
 INVESTMENTS:
Net realized gains from investment and
 futures transactions.................                  33,741
Change in unrealized
 appreciation/depreciation from
 investments and futures..............                 128,102
                                                  ------------
Net realized/unrealized gains from
 investments and futures..............                 161,843
                                                  ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS...........................            $    292,690
                                                  ------------
                                                  ------------

---------
* Redemption price per share varies based on length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                               APRIL 30,          YEAR ENDED
                                                                  2001           OCTOBER 31,
                                                              (UNAUDITED)            2000
                                                              ------------      --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................   $  130,847         $  275,549
 Net realized gains/(losses) from investment and futures
   transactions.............................................       33,741            (90,829)
 Change in unrealized appreciation/depreciation from
   investments and futures..................................      128,102             79,180
                                                               ----------         ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      292,690            263,900
                                                               ----------         ----------
DIVIDENDS:
Net investment income:
 Class A (Investor) Shares..................................     (109,161)          (250,768)
 Class B Shares.............................................      (10,476)           (17,916)
 Class C Shares.............................................       (4,278)            (7,835)
                                                               ----------         ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............     (123,915)          (276,519)
                                                               ----------         ----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........       93,896           (573,614)
                                                               ----------         ----------
CHANGE IN NET ASSETS........................................      262,671           (586,233)
NET ASSETS:
 Beginning of period........................................    4,244,577          4,830,810
                                                               ----------         ----------
 End of period..............................................   $4,507,248         $4,244,577
                                                               ----------         ----------
                                                               ----------         ----------

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       FOR THE SIX                                              FOR THE PERIOD
                                                       MONTHS ENDED                                               AUGUST 26,
                                                        APRIL 30,         FOR THE YEARS ENDED OCTOBER 31,            1996
                                                           2001       ---------------------------------------   TO OCTOBER 31,
                                                       (UNAUDITED)     2000       1999       1998       1997       1996(a)
                                                       ------------   ------     ------     ------     ------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................     $ 9.76      $ 9.78     $10.51     $10.50     $10.26       $10.00
                                                          ------      ------     ------     ------     ------       ------
INVESTMENT ACTIVITIES:
 Net investment income...............................       0.29        0.61       0.57       0.59       0.57         0.10
 Net realized and unrealized gains/(losses) from
   investment and futures transactions...............       0.39       (0.01)     (0.49)      0.01       0.30         0.26
                                                          ------      ------     ------     ------     ------       ------
 Total from investment activities....................       0.68        0.60       0.08       0.60       0.87         0.36
                                                          ------      ------     ------     ------     ------       ------
DIVIDENDS:
 Net investment income...............................      (0.29)      (0.62)     (0.57)     (0.59)     (0.57)          --
 Net realized gains from investment and futures
   transactions......................................         --          --      (0.22)        --      (0.06)       (0.10)
 In excess of net realized gains from investment and
   futures transactions..............................         --          --      (0.02)        --         --           --
                                                          ------      ------     ------     ------     ------       ------
 Total dividends.....................................      (0.29)      (0.62)     (0.81)     (0.59)     (0.63)       (0.10)
                                                          ------      ------     ------     ------     ------       ------
NET ASSET VALUE, END OF PERIOD.......................     $10.15      $ 9.76     $ 9.78     $10.51     $10.50       $10.26
                                                          ------      ------     ------     ------     ------       ------
                                                          ------      ------     ------     ------     ------       ------
TOTAL RETURN (EXCLUDES SALES CHARGE).................       7.05%(b)    6.39%      0.68%      5.83%      8.71%        3.61%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)..................     $3,640      $3,828     $4,331     $4,826     $2,439       $   21
Ratio of expenses to average net assets..............       1.10%(c)    1.10%      1.07%      1.10%      1.10%        1.04%(c)
Ratio of net investment income to average net
 assets..............................................       6.21%(c)    6.13%      5.84%      5.51%      5.40%        5.23%(c)
Ratio of expenses to average net assets (d)..........       2.73%(c)    3.31%      2.62%      1.61%      5.24%      280.50%(c)
Portfolio turnover (e)...............................     226.56%     440.49%    433.26%    126.40%    349.00%      152.00%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX        FOR THE YEARS     FOR THE PERIOD
                                                              MONTHS ENDED           ENDED           JANUARY 6,
                                                               APRIL 30,          OCTOBER 31,           1998
                                                                  2001         -----------------   TO OCTOBER 31,
                                                              (UNAUDITED)       2000       1999       1998(a)
                                                              ------------     ------     ------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 9.77        $ 9.78     $10.51       $10.63
                                                                 ------        ------     ------       ------
INVESTMENT ACTIVITIES:
 Net investment income......................................       0.26          0.54       0.49         0.41
 Net realized and unrealized gains/(losses) from investment
   and futures transactions.................................       0.38         (0.01)     (0.49)       (0.12)
                                                                 ------        ------     ------       ------
 Total from investment activities...........................       0.64          0.53         --         0.29
                                                                 ------        ------     ------       ------
DIVIDENDS:
 Net investment income......................................      (0.26)        (0.54)     (0.49)       (0.41)
 Net realized gains from investment and futures
   transactions.............................................         --            --      (0.22)          --
 In excess of net realized gains from investment and futures
   transactions.............................................         --            --      (0.02)          --
                                                                 ------        ------     ------       ------
 Total dividends............................................      (0.26)        (0.54)     (0.73)       (0.41)
                                                                 ------        ------     ------       ------
NET ASSET VALUE, END OF PERIOD..............................     $10.15        $ 9.77     $ 9.78       $10.51
                                                                 ------        ------     ------       ------
                                                                 ------        ------     ------       ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       6.54%(b)      5.67%     (0.01)%       2.84%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $  667        $  279     $  345       $  364
Ratio of expenses to average net assets.....................       1.85%(c)      1.85%      1.79%        1.85%(c)
Ratio of net investment income to average net assets........       5.42%(c)      5.38%      5.13%        4.76%(c)
Ratio of expenses to average net assets (d).................       3.48%(c)      4.03%      3.37%        2.36%(c)
Portfolio turnover (e)......................................     226.56%       440.49%    433.26%      126.40%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX
                                                              MONTHS ENDED         FOR THE       FOR THE PERIOD
                                                               APRIL 30,          YEAR ENDED    NOVEMBER 4, 1998
                                                                  2001           OCTOBER 31,     TO OCTOBER 31,
                                                              (UNAUDITED)            2000           1999(a)
                                                              ------------       ------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 9.76             $ 9.77           $10.46
                                                                 ------             ------           ------
INVESTMENT ACTIVITIES:
 Net investment income......................................       0.26               0.55             0.47
 Net realized and unrealized gains/(losses) from investment
   and futures transactions.................................       0.38              (0.01)           (0.45)
                                                                 ------             ------           ------
 Total from investment activities...........................       0.64               0.54             0.02
                                                                 ------             ------           ------
DIVIDENDS
 Net investment income......................................      (0.26)             (0.55)           (0.47)
 Net realized gains from investment and futures
   transactions.............................................         --                 --            (0.24)
                                                                 ------             ------           ------
 Total dividends............................................      (0.26)             (0.55)           (0.71)
                                                                 ------             ------           ------
NET ASSET VALUE, END OF PERIOD..............................     $10.14             $ 9.76           $ 9.77
                                                                 ------             ------           ------
                                                                 ------             ------           ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       6.55%(b)           5.71%            0.11%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $  201             $  138           $  152
Ratio of expenses to average net assets.....................       1.85%(c)           1.85%            1.95%(c)
Ratio of net investment income to average net assets........       5.46%(c)           5.38%            4.96%(c)
Ratio of expenses to average net assets (d).................       3.49%(c)           4.05%            3.50%(c)
Portfolio turnover (e)......................................     226.56%            440.49%          433.26%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND


 MUNICIPAL BONDS  - 95.6%
------------------------------------------------------------------
                SECURITY                  PRINCIPAL
              DESCRIPTION                   AMOUNT        VALUE
----------------------------------------  ----------   -----------
Brookhaven GO (FGIC Insured), 5.50%,
 10/1/12................................  $  500,000   $   527,195
Erie County GO Series B (FGIC Insured),
 5.38%, 6/15/07.........................     250,000       265,388
Long Island Power Authority (MBIA
 Insured), 4.50%. 4/1/11................   1,000,000     1,014,320
Metropolitan Transit Authority of New
 York, Transportation Facility Revenue -
 Series C-1, 5.75%, 7/1/13..............     285,000       309,031
Metropolitan Transit Authority of New
 York, Transportation Facility Revenue -
 Series C-1 (FGIC Insured), 5.25%,
 7/1/17.................................     720,000       727,805
Monroe County Airport Authority, Greater
 Rochester International Airport, AMT
 (MBIA Insured), 5.75%, 1/1/14..........     750,000       805,553
New York City GO Series H, 6.00%,
 8/1/14.................................   1,000,000     1,068,990
New York City Housing Development Corp.,
 5.70%, 11/1/13.........................     500,000       512,225
New York City Housing Development Corp.,
 5.60%, 11/1/19.........................     100,000       100,703
New York City Transitional Financial
 Authority Revenue (FGIC Insured),
 6.00%, 8/15/15.........................   1,000,000     1,089,030
New York City Water Authority (FGIC
 Insured), 5.94%, 6/15/19**.............   2,000,000       760,700
New York City Water Authority (FGIC
 Insured), 4.20%, 5/1/01*...............     900,000       900,000
New York City Water Authority Series B,
 5.13%, 6/15/31.........................     535,000       511,278
New York City, GO (LOC Morgan Guaranty
 Trust), 4.30%, 5/1/01*.................     300,000       300,000
New York State Dormitory Authority,
 4.00%, 7/1/03..........................     830,000       838,823
New York State Dormitory Authority,
 4.00%, 7/1/04..........................     975,000       984,946
New York State Dormitory Authority
 Revenue, 5.00%, 4/1/07.................     500,000       523,290
New York State Dormitory Authority
 Revenue, (AMBAC Insured) 5.50%,
 8/1/10.................................     750,000       803,558
New York State Dormitory Authority
 Revenue, 6.25%, 5/15/17, Prerefunded
 6/15/03 @102...........................     375,000       403,020
New York State Dormitory Authority
 Revenue, 5.50%, 7/1/18.................     500,000       523,535
New York State Dormitory Authority
 Revenue, (MBIC Insured) 6.00%, 7/1/19..     350,000       375,428
New York State Dormitory Authority
 Revenue, (MBIA Insured) 5.50%, 7/1/23..   1,300,000     1,348,255
New York State Dormitory Authority
 Revenue, City University, Series A
 (AMBAC Insured), 5.63%, 7/1/16.........   1,000,000     1,067,480
New York State Dormitory Authority
 Revenue, Mental Health Service Facility
 Series B, 6.50%, 8/15/11...............     225,000       258,302



SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 MUNICIPAL BONDS, CONTINUED
------------------------------------------------------------------
                SECURITY                  PRINCIPAL
              DESCRIPTION                   AMOUNT        VALUE
----------------------------------------  ----------   -----------
New York State Dormitory Authority
 Revenue, Mental Health Services Series
 B, 5.50%, 8/15/17......................  $1,000,000   $ 1,014,140
New York State Dormitory Authority
 Revenue, Rockefeller University, 5.25%,
 7/1/13.................................     500,000       520,590
New York State Dormitory Authority
 Revenue, State University Educational
 Facilities, 5.75%, 5/15/09.............     500,000       536,950
New York State Energy Research &
 Development Pollution Control Revenue
 for Niagara Mohawk Power Corp., AMT
 (LOC Toronto Dominion Bank), 4.35%,
 5/1/01*................................     300,000       300,000
New York State Environmental Facility
 Corp., 5.70%, 1/15/14..................   1,000,000     1,070,810
New York State Housing Finance Agency,
 5.88%, 9/15/14.........................     160,000       171,774
New York State Housing Finance Agency,
 5.88%, 9/15/14, Prerefunded 9/15/03
 @102...................................     840,000       872,348
New York State Local Government
 Assistance Corp., Revenue, 6.00%,
 4/1/16.................................     810,000       854,938
New York State Local Government
 Assistance Corp., Revenue, 6.00%,
 4/1/16, Prerefunded 4/1/05 @102........     190,000       208,837
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14....................   1,000,000     1,036,690
New York State Thruway Authority,
 Highway & Bridge (FGIC Insured), 5.25%,
 4/1/07.................................     300,000       318,363
New York State Thruway Authority,
 Highway & Bridge (FGIC Insured), 5.50%,
 4/1/17.................................   1,000,000     1,034,400
New York State Thruway Authority,
 Service Contract Revenue, 5.88%,
 4/1/14, Prerefunded 4/1/04 @102........   1,000,000     1,080,060
New York State Urban Development Corp.,
 Revenue, 5.75%, 4/1/12.................   1,000,000     1,064,980
New York State Urban Development Corp.,
 Revenue, 5.75%, 4/1/12.................     500,000       541,530
Onondaga County New York Water
 Authority, (FSA Insured) 5.00%,
 9/15/14................................     300,000       304,539
Onondaga County New York Water
 Authority, (FSA Insured) 5.00%,
 9/15/15................................     665,000       668,691
Port Authority of New York & New Jersey,
 85th Series, 5.38%, 3/1/28.............   1,100,000     1,113,705
Port Authority of New York & New Jersey,
 Special Obligation, Revenue, JFK
 International Terminal, AMT (MBIA
 Insured), 5.75%, 12/1/22...............     500,000       520,405
                                                       -----------
TOTAL MUNICIPAL BONDS
 (Cost $28,071,270).....................                29,252,605
                                                       -----------
                                                       -----------

                                   Continued

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND


 COMMERCIAL PAPER AND NOTES  - 4.6%
------------------------------------------------------------------
                SECURITY                  PRINCIPAL
              DESCRIPTION                   AMOUNT        VALUE
----------------------------------------  ----------   -----------
New York City GO, 4.20%, 5/1/01.........  $  900,000   $   900,000
New York State Job Development
 Authority, AMT, 4.25%, 5/1/01..........     500,000       500,000
                                                       -----------
TOTAL COMMERCIAL PAPER AND NOTES (Cost
 $1,400,000)............................                 1,400,000
                                                       -----------
                                                       -----------



SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 INVESTMENT COMPANIES  - 0.9%

------------------------------------------------------------------
                SECURITY
              DESCRIPTION                   SHARES        VALUE
----------------------------------------  ----------   -----------

Provident New York Tax-Free Money Market
 Fund...................................     266,936   $   266,936
                                                       -----------
TOTAL INVESTMENT COMPANIES
 (Cost $266,936)........................                   266,936
                                                       -----------
TOTAL INVESTMENTS
 (Cost $29,738,205) (a)  - 101.1%......                 30,919,541
LIABILITIES IN EXCESS OF OTHER
 ASSETS  - (1.1)%......................                   (329,503)
                                                       -----------
NET ASSETS  - 100.0%...................                $30,590,038
                                                       -----------
                                                       -----------

---------
(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.......................  $ 1,253,292
    Unrealized depreciation.......................      (71,956)
                                                    -----------
    Net unrealized appreciation...................  $ 1,181,336
                                                    -----------
                                                    -----------

 * Variable rate investments. The rate presented represents the rate in effect at April 30, 2001. The date presented represents the next rate change date.

** Rate presented indicates the effective yield at time of purchase.

AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Interest on security is subject to Federal
          Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA    -- Financial Security Assurance
GO     -- General Obligation
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Insurance Association

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value (cost
 $29,738,205).........................             $30,919,541
Interest and dividends receivable.....                 309,264
Receivable for capital shares
 issued...............................                   7,385
Receivable from investment manager....                   3,008
Prepaid expenses......................                   3,889
                                                   -----------
   TOTAL ASSETS.......................              31,243,087
LIABILITIES:
Dividends payable.....................  $ 49,360
Payable for investments purchased.....   544,237
Payable for capital shares redeemed...    37,495
Accrued expenses and other liabilites:
 Investment management................     6,351
 Administration.......................     2,075
 Distribution.........................       947
 Shareholder servicing................     5,541
 Other................................     7,043
                                        --------
   TOTAL LIABILITIES..................                 653,049
                                                   -----------
NET ASSETS............................             $30,590,038
                                                   -----------
                                                   -----------
COMPOSITION OF NET ASSETS:
Capital...............................             $30,046,274
Accumulated net investment loss.......                 (12,983)
Accumulated net realized losses from
 investment and futures
 transactions.........................                (624,589)
Unrealized appreciation from
 investments..........................               1,181,336
                                                   -----------
NET ASSETS............................             $30,590,038
                                                   -----------
                                                   -----------
CLASS A (INVESTOR) SHARES
Net Assets............................             $18,995,852
Shares Outstanding....................               1,792,564
Net Asset Value and Redemption Price
 per share............................             $     10.60
                                                   -----------
                                                   -----------
Maximum Offering Price per share
 (100% -- maximum sales charge) of
 4.75%)...............................             $     11.13
                                                   -----------
                                                   -----------
CLASS B SHARES
Net Assets............................             $ 2,314,995
Shares Outstanding....................                 218,679
Net Asset Value, Offering Price and
 Redemption Price per share*..........             $     10.59
                                                   -----------
                                                   -----------
CLASS C SHARES
Net Assets............................             $   348,899
Shares Outstanding....................                  32,813
Net Asset Value, Offering Price and
 Redemption Price per share*..........             $     10.63
                                                   -----------
                                                   -----------
CLASS Y (ADVISER) SHARES
Net Assets............................             $ 8,930,292
Shares Outstanding....................                 842,793
Net Asset Value, Offering Price and
 Redemption Price per share...........             $     10.60
                                                   -----------
                                                   -----------

--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Interest.................................            $ 641,252
Dividend.................................                6,177
                                                     ---------
   TOTAL INVESTMENT INCOME...............              647,429
EXPENSES:
Investment management....................  $32,167
Administration...........................   10,130
Distribution:
 Class B Shares..........................    5,075
 Class C Shares..........................      912
Shareholder servicing:
 Class A (Investor) Shares...............   18,565
 Class B Shares..........................    1,692
 Class C Shares..........................      304
Accounting...............................   25,377
Custodian................................    5,300
Transfer agent...........................   27,620
Other....................................    4,259
                                           -------
 Total expenses before fee reductions and
   reimbursements........................              131,401
 Fee reductions and reimbursements.......              (14,687)
                                                     ---------
 NET EXPENSES............................              116,714
                                                     ---------
NET INVESTMENT INCOME....................              530,715
                                                     ---------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized losses from investment and
 futures transactions....................              (55,184)
Change in unrealized
 appreciation/depreciation from
 investments and futures.................              371,951
                                                     ---------
Net realized/unrealized gains from
 investments and futures.................              316,767
                                                     ---------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................            $ 847,482
                                                     ---------
                                                     ---------

---------
* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED        FOR THE
                                                               APRIL 30,        YEAR ENDED
                                                                  2001          OCTOBER 31,
                                                              (UNAUDITED)          2000
                                                              ------------      -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $   530,715       $ 1,192,492
 Net realized losses from investment and futures
   transactions.............................................      (55,184)         (453,209)
 Change in unrealized appreciation/depreciation from
   investments and futures..................................      371,951         1,251,385
                                                              -----------       -----------
CHANGE IN NET ASSETS FROM OPERATIONS........................      847,482         1,990,668
                                                              -----------       -----------
DIVIDENDS:
 Net investment income:
   Class A (Investor) Shares................................     (287,399)         (710,880)
   Class B Shares...........................................      (20,840)          (23,831)
   Class C Shares...........................................       (3,847)          (10,608)
   Class Y (Adviser) Shares.................................     (194,038)         (447,173)
 In excess of net investment income:
   Class A (Investor) Shares................................           --           (19,831)
   Class B Shares...........................................           --            (1,379)
   Class C Shares...........................................           --              (646)
   Class Y (Adviser) Shares.................................           --           (14,516)
                                                              -----------       -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............     (506,124)       (1,228,864)
                                                              -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    7,090,962        (4,610,671)
                                                              -----------       -----------
CHANGE IN NET ASSETS........................................    7,432,320        (3,848,867)
NET ASSETS:
 Beginning of period........................................   23,157,718        27,006,585
                                                              -----------       -----------
 End of period..............................................  $30,590,038       $23,157,718
                                                              -----------       -----------
                                                              -----------       -----------

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                         FOR THE SIX
                                                         MONTHS ENDED
                                                          APRIL 30,                 FOR THE YEARS ENDED OCTOBER 31,
                                                             2001        ------------------------------------------------------
                                                         (UNAUDITED)      2000       1999        1998       1997        1996
                                                         ------------    -------    -------     -------    -------     ------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $ 10.39       $ 10.08    $ 10.93     $ 10.64    $ 10.30     $10.38
                                                           -------       -------    -------     -------    -------     ------
INVESTMENT ACTIVITIES:
 Net investment income.................................       0.21          0.46       0.46        0.47       0.45       0.54
 Net realized and unrealized gains/(losses) from
   investments and futures transactions................       0.21          0.33      (0.83)       0.33       0.36      (0.01)
                                                           -------       -------    -------     -------    -------     ------
 Total from investment activities......................       0.42          0.79      (0.37)       0.80       0.81       0.53
                                                           -------       -------    -------     -------    -------     ------
DIVIDENDS:
 Net investment income.................................      (0.21)        (0.46)     (0.46)      (0.47)     (0.45)     (0.54)
 In excess of net investment income....................         --         (0.02)     (0.00)*        --         --         --
 Net realized gains from investment and futures
   transactions........................................         --            --      (0.02)      (0.04)     (0.02)     (0.07)
                                                           -------       -------    -------     -------    -------     ------
 Total dividends.......................................      (0.21)        (0.48)     (0.48)      (0.51)     (0.47)     (0.61)
                                                           -------       -------    -------     -------    -------     ------
NET ASSET VALUE, END OF PERIOD.........................    $ 10.60       $ 10.39    $ 10.08     $ 10.93    $ 10.64     $10.30
                                                           -------       -------    -------     -------    -------     ------
                                                           -------       -------    -------     -------    -------     ------
TOTAL RETURN (EXCLUDES SALES CHARGE)...................       4.01%(a)      8.03%     (3.62)%      7.65%      8.22%      4.75%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)....................    $18,996       $12,401    $17,568     $23,153    $20,794     $6,353
Ratio of expenses to average net assets................       0.95%(b)      0.93%      0.96%       0.95%      0.92%      0.58%
Ratio of net investment income to average net assets...       4.06%(b)      4.60%      4.22%       4.28%      4.46%      4.78%
Ratio of expenses to average net assets (c)............       1.06%(b)      1.06%      1.21%       1.20%      1.55%      2.21%
Portfolio turnover (d).................................       0.00%        34.12%     46.56%     100.35%    163.46%    178.11%

---------
 * Less than $0.005 per share.
(a) Not annualized.
(b) Annualized.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX         FOR THE YEARS
                                                              MONTHS ENDED            ENDED           FOR THE PERIOD
                                                               APRIL 30,           OCTOBER 31,        JANUARY 6, 1998
                                                                  2001          -----------------     TO OCTOBER 31,
                                                              (UNAUDITED)        2000       1999          1998(a)
                                                              ------------      ------     ------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.38         $10.07     $10.92         $10.81
                                                                 ------         ------     ------         ------
INVESTMENT ACTIVITIES:
 Net investment income......................................       0.17           0.39       0.38           0.37
 Net realized and unrealized gains/(losses) from investments
   and futures transactions.................................       0.21           0.33      (0.83)          0.11
                                                                 ------         ------     ------         ------
 Total from investment activities...........................       0.38           0.72      (0.45)          0.48
                                                                 ------         ------     ------         ------
DIVIDENDS
 Net investment income......................................      (0.17)         (0.39)     (0.38)         (0.37)
 In excess of net investment income.........................         --          (0.02)     (0.00)*           --
 Net realized gains from investment and futures
   transactions.............................................         --             --      (0.02)            --
                                                                 ------         ------     ------         ------
 Total dividends............................................      (0.17)         (0.41)     (0.40)         (0.37)
                                                                 ------         ------     ------         ------
NET ASSET VALUE, END OF PERIOD..............................     $10.59         $10.38     $10.07         $10.92
                                                                 ------         ------     ------         ------
                                                                 ------         ------     ------         ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       3.62%(b)       7.27%     (4.30)%         4.50%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $2,315         $  828     $  564         $  618
Ratio of expenses to average net assets.....................       1.70%(c)       1.70%      1.71%          1.70%(c)
Ratio of net investment income to average net assets........       3.27%(c)       3.81%      3.48%          3.53%(c)
Ratio of expenses to average net assets (d).................       1.80%(c)       1.74%      1.96%          1.95%(c)
Portfolio turnover (e)......................................       0.00%         34.12%     46.56%        100.35%

---------
 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX
                                                              MONTHS ENDED         FOR THE           FOR THE PERIOD
                                                               APRIL 30,         YEAR ENDED         NOVEMBER 4, 1998
                                                                  2001           OCTOBER 31,         TO OCTOBER 31,
                                                              (UNAUDITED)           2000                1999(a)
                                                              ------------       -----------       ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.42            $10.11                $10.90
                                                                 ------            ------                ------
INVESTMENT ACTIVITIES:
 Net investment income......................................       0.17              0.39                  0.34
 Net realized and unrealized gains/(losses) from investments
   and futures transactions.................................       0.21              0.33                 (0.77)
                                                                 ------            ------                ------
 Total from investment activities...........................       0.38              0.72                 (0.43)

------            ------                ------
DIVIDENDS:
 Net investment income......................................      (0.17)            (0.39)                (0.34)
 In excess of net investment income.........................         --             (0.02)                   --
 Net realized gains from investment and futures
   transactions.............................................         --                --                 (0.02)
                                                                 ------            ------                ------
 Total dividends............................................      (0.17)            (0.41)                (0.36)
                                                                 ------            ------                ------
NET ASSET VALUE, END OF PERIOD..............................     $10.63            $10.42                $10.11
                                                                 ------            ------                ------
                                                                 ------            ------                ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       3.61%(b)          7.23%                (4.10)%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $  349            $  416                $  256
Ratio of expenses to average net assets.....................       1.70%(c)          1.71%                 1.70%(c)
Ratio of net investment income to average net assets........       3.34%(c)          3.77%                 3.46%(c)
Ratio of expenses to average net assets (d).................       1.81%(c)          1.73%                 2.02%(c)
Portfolio turnover (e)......................................       0.00%            34.12%                46.56%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS Y (ADVISER) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                     FOR THE SIX
                                                     MONTHS ENDED                                              FOR THE PERIOD
                                                      APRIL 30,          FOR THE YEARS ENDED OCTOBER 31,         JULY 1, 1996
                                                         2001        ---------------------------------------    TO OCTOBER 31,
                                                     (UNAUDITED)      2000       1999       1998       1997        1996(a)
                                                     ------------    ------     ------     ------     ------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...............     $10.39       $10.07     $10.93     $10.64     $10.30        $10.18
                                                        ------       ------     ------     ------     ------        ------
INVESTMENT ACTIVITIES:
 Net investment income.............................       0.22         0.49       0.48       0.49       0.46          0.16
 Net realized and unrealized gains/(losses) from
   investments and futures transactions............       0.21         0.34      (0.84)      0.33       0.36          0.12
                                                        ------       ------     ------     ------     ------        ------
 Total from investment activities..................       0.43         0.83      (0.36)      0.82       0.82          0.28
                                                        ------       ------     ------     ------     ------        ------
DIVIDENDS:
 Net investment income.............................      (0.22)       (0.49)     (0.48)     (0.49)     (0.46)        (0.16)
 In excess of net investment income................         --        (0.02)     (0.00)*       --         --            --
 Net realized gains from investment and futures
   transactions....................................         --           --      (0.02)     (0.04)     (0.02)           --
                                                        ------       ------     ------     ------     ------        ------
 Total dividends...................................      (0.22)       (0.51)     (0.50)     (0.53)     (0.48)        (0.16)
                                                        ------       ------     ------     ------     ------        ------
NET ASSET VALUE, END OF PERIOD.....................     $10.60       $10.39     $10.07     $10.93     $10.64        $10.30
                                                        ------       ------     ------     ------     ------        ------
                                                        ------       ------     ------     ------     ------        ------
TOTAL RETURN.......................................       4.14%(b)     8.41%     (3.45)%     7.87%      8.38%         3.52%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)................     $8,930       $9,514     $8,619     $8,641     $8,901        $8,233
Ratio of expenses to average net assets............       0.70%(c)     0.69%      0.71%      0.70%      0.78%         0.60%(c)
Ratio of net investment income to average net
 assets............................................       4.37%(c)     4.82%      4.49%      4.53%      4.66%         4.78%(c)
Ratio of expenses to average net assets (d)........       0.82%(c)     0.78%      0.96%      0.95%      1.27%         2.26%(c)
Portfolio turnover (e).............................       0.00%       34.12%     46.56%    100.35%    163.46%       178.11%

---------
 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BALANCED FUND


 COMMON STOCKS  - 56.8%
--------------------------------------------------------------
                SECURITY
               DESCRIPTION                 SHARES     VALUE
-----------------------------------------  -----    ----------
AEROSPACE/DEFENSE  - 0.7%
United Technologies Corp.................  1,600    $  124,928
                                                    ----------
AUTO MANUFACTURERS  - 0.3%
Ford Motor Co............................  1,500        44,220
                                                    ----------
BANKING & FINANCE  - 8.0%
Bank of New York Co., Inc................  3,000       150,600
Citigroup, Inc...........................  7,400       363,710
Fannie Mae...............................  2,200       176,572
FleetBoston Financial Corp...............  4,000       153,480
MBNA Corp................................  4,300       153,295
Washington Mutual, Inc...................  3,400       169,762
Wells Fargo & Co.........................  3,800       178,486
                                                    ----------
                                                     1,345,905
                                                    ----------
COMPUTER SOFTWARE  - 3.9%
First Data Corp..........................  1,900       128,136
Microsoft Corp. (b)......................  6,600       447,150
Oracle Corp. (b).........................  4,800        77,568
                                                    ----------
                                                       652,854
                                                    ----------
COMPUTERS  - 2.7%
EMC Corp.-Mass (b).......................  2,700       106,920
International Business Machines Corp.....  1,800       207,252
Sun Microsystems, Inc. (b)...............  7,900       135,248
                                                    ----------
                                                       449,420
                                                    ----------
CONSUMER MANUFACTURING  - 4.9%
General Electric Co......................  5,700       276,621
Honeywell International, Inc.............  4,000       195,520
Tyco International Ltd...................  6,700       357,579
                                                    ----------
                                                       829,720
                                                    ----------
CONSUMER PRODUCTS  - 2.1%
Coca-Cola Co.............................  3,200       147,808
Philip Morris Cos., Inc..................  4,200       210,462
                                                    ----------
                                                       358,270
                                                    ----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS  - 3.2%
Intel Corp...............................  9,600       296,736
Texas Instruments, Inc...................  4,511       174,576
Xilinx, Inc. (b).........................  1,400        66,458
                                                    ----------
                                                       537,770
                                                    ----------
GAS & ELECTRIC UTILITY  - 1.7%
Calpine Corp. (b)........................  2,400       136,776
Duke Energy Corp.........................  3,300       154,308
                                                    ----------
                                                       291,084
                                                    ----------
HEALTH CARE  - 2.2%
Johnson & Johnson........................  3,000       289,440
Medtronic, Inc...........................  1,700        75,820
                                                    ----------
                                                       365,260
                                                    ----------

SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 COMMON STOCKS, CONTINUED
--------------------------------------------------------------
                SECURITY
               DESCRIPTION                 SHARES     VALUE
-----------------------------------------  -----    ----------
INSURANCE  - 2.2%
Allstate Corp............................  2,900    $  121,075
American International Group.............  3,100       253,580
                                                    ----------
                                                       374,655
                                                    ----------
MEDIA  - 2.8%
AOL Time Warner, Inc. (b)................  4,900       247,450
Comcast Corp. (b)........................  2,700       118,557
Viacom Inc. -- Class B (b)...............  2,120       110,367
                                                    ----------
                                                       476,374
                                                    ----------
MINING  - 1.0%
Alcoa, Inc...............................  4,000       165,600
                                                    ----------
OIL & GAS  - 4.5%
Enron Corp...............................  1,500        94,080
Exxon Mobil Corp.........................  4,700       416,420
Royal Dutch Petroleum Co. ADR (b)........  2,000       119,060
Transocean Sedco Forex, Inc..............  2,300       124,844
                                                    ----------
                                                       754,404
                                                    ----------
PHARMACEUTICALS  - 6.2%
American Home Products Corp..............  2,300       132,825
Bristol-Myers Squibb Co..................  1,900       106,400
Cardinal Health, Inc.....................  2,550       171,870
Eli Lilly & Co...........................  1,200       102,000
Merck & Co., Inc.........................  2,900       220,313
Pfizer, Inc..............................  5,300       229,490
Schering-Plough Corp.....................  2,100        80,934
                                                    ----------
                                                     1,043,832
                                                    ----------
RETAIL  - 5.2%
Costco Wholesale Corp. (b)...............  2,300        80,339
CVS Corp.................................  3,500       206,325
Home Depot, Inc..........................  4,700       221,370
Target Corp..............................  2,500        96,125
Wal-Mart Stores, Inc.....................  5,400       279,396
                                                    ----------
                                                       883,555
                                                    ----------
TELECOMMUNICATIONS  - 5.2%
Broadwing, Inc. (b)......................  3,300        81,840
Cisco Systems, Inc. (b)..................  7,800       132,444
Corning, Inc.............................  2,900        63,713
Nortel Networks Corp. ADR................  5,100        78,030
Qwest Communications International,
 Inc. (b)................................  2,600       106,340
SBC Communications, Inc..................  3,100       127,875
Verizon Communications, Inc..............  4,200       231,294
WorldCom, Inc. (b).......................  2,600        47,450
                                                    ----------
                                                       868,986
                                                    ----------
TOTAL COMMON STOCKS
 (Cost $10,327,052)......................            9,566,837
                                                    ----------

                                   Continued

HSBC INVESTOR FUNDS
HSBC INVESTOR BALANCED FUND


 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 25.2%

--------------------------------------------------------------
              SECURITY                PRINCIPAL
            DESCRIPTION                 AMOUNT        VALUE
------------------------------------  ----------   -----------
FEDERAL FARM CREDIT BANK  - 3.6%
6.30%, 12/20/10.....................  $  600,000   $   610,517
                                                   -----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION  - 11.5%
7.00%, 1/1/31.......................   1,914,785     1,932,063
                                                   -----------
U.S. TREASURY BONDS  - 4.2%
6.13%, 11/15/27.....................     600,000       616,434
6.63%, 2/15/27......................      90,000        98,357
                                                   -----------
                                                       714,791
                                                   -----------
U.S. TREASURY NOTES  - 5.9%
6.38%, 1/31/02......................     600,000       609,993
6.50%, 2/15/10......................     350,000       376,993
                                                   -----------
                                                       986,986
                                                   -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (Cost $4,270,683)...........     4,244,357
                                                   -----------
 CORPORATE OBLIGATIONS  - 12.4%
--------------------------------------------------------------
FINANCE  - 12.4%
General Electric Capital Corp.,
 7.38%, 1/19/10.....................   1,000,000     1,070,789
Morgan Stanley Dean Witter & Co.,
 6.45%, 2/8/06......................   1,000,000     1,011,367
                                                   -----------
TOTAL CORPORATE OBLIGATIONS
 (Cost $2,092,864)..................                 2,082,156
                                                   -----------

SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 INVESTMENT COMPANIES  - 5.0%
--------------------------------------------------------------
              SECURITY
            DESCRIPTION                 SHARES        VALUE
------------------------------------  ----------   -----------
Dreyfus Cash Management Fund........     847,087   $   847,087
                                                   -----------
TOTAL INVESTMENT COMPANIES
 (Cost $847,087)....................                   847,087
                                                   -----------
TOTAL INVESTMENTS
 (Cost $17,537,686) (a)  - 99.4%....                16,740,437
OTHER ASSETS IN EXCESS OF
 LIABILITIES  - 0.6%................                   108,068
                                                   -----------
NET ASSETS -- 100.0%................               $16,848,505
                                                   -----------
                                                   -----------

---------
(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.......................  $   392,608
    Unrealized depreciation.......................   (1,189,857)
                                                    -----------
    Net unrealized depreciation...................  $  (797,249)
                                                    -----------
                                                    -----------

(b) Represents non-income producing security.

ADR --    American Depositary Receipt

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BALANCED FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
ASSETS:
Investments, at value (cost
 $17,537,686)...........................           $16,740,437
Interest and dividends receivable.......                93,153
Receivable for capital shares issued....                 9,502
Receivable from investment management...                 3,555
Prepaid expenses and other assets.......                15,490
                                                   -----------
   TOTAL ASSETS.........................            16,862,137

LIABILITIES:
Payable to custodian....................  $3,658
Accrued expenses and other liabilities:
 Administration.........................   1,070
 Distribution...........................     305
 Shareholder servicing..................      70
 Other..................................   8,529
                                          ------
   TOTAL LIABILITIES....................                13,632
                                                   -----------
NET ASSETS..............................           $16,848,505
                                                   -----------
                                                   -----------
COMPOSITION OF NET ASSETS:
Capital.................................           $17,897,361
Accumulated net investment income.......               110,164
Accumulated net realized losses from
 investment transactions................              (361,771)
Unrealized depreciation from
 investments............................              (797,249)
                                                   -----------
NET ASSETS..............................           $16,848,505
                                                   -----------
                                                   -----------
CLASS A (INVESTOR) SHARES
Net Assets..............................           $    64,228
Shares Outstanding......................                 6,837
Net Asset Value and Redemption Price per
 share..................................           $      9.39
                                                   -----------
                                                   -----------
Maximum offering price per share (Net
 asset value/(100% -- maximum sales
 charge of 5.00%))......................           $      9.88
                                                   -----------
                                                   -----------
CLASS B SHARES
Net Assets..............................           $   257,279
Shares Outstanding......................                27,336
Net Asset Value, Offering Price and
 Redemption Price per share**...........           $      9.41
                                                   -----------
                                                   -----------
CLASS C SHARES
Net Assets..............................           $    77,898
Shares Outstanding......................                 8,287
Net Asset Value, Offering Price and
 Redemption Price per share**...........           $      9.40
                                                   -----------
                                                   -----------
CLASS Y (ADVISER) SHARES
Net Assets..............................           $16,449,100
Shares Outstanding......................             1,740,043
Net Asset Value, Offering Price and
 Redemption Price per share.............           $      9.45
                                                   -----------
                                                   -----------

--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 18, 2001 TO APRIL 30, 2001 *
(UNAUDITED)
INVESTMENT INCOME:
Interest................................            $   111,299
Dividend................................                 56,024
                                                    -----------
   TOTAL INVESTMENT INCOME..............                167,323
EXPENSES:
Investment management...................  $26,569
Administration..........................    3,807
Distribution:
 Class B Shares.........................      195
 Class C Shares.........................      119
Shareholder servicing:
 Class A (Investor) Shares..............       18
 Class B Shares.........................       65
 Class C Shares.........................       40
Accounting..............................   14,132
Custodian...............................    8,584
Transfer agent..........................   13,056
Other...................................    1,599
                                          -------
 Total expenses before voluntary fee
   reductions...........................                 68,184
 Expenses reimbursed....................                (11,025)
                                                    -----------
 NET EXPENSES...........................                 57,159
                                                    -----------
NET INVESTMENT INCOME...................                110,164
                                                    -----------
NET REALIZED/UNREALIZED LOSSES FROM
 INVESTMENTS:
Net realized losses from investment
 transactions...........................               (361,771)
Change in unrealized
 appreciation/depreciation from
 investments............................               (797,249)
                                                    -----------
Net realized/unrealized losses from
 investments............................             (1,159,020)
                                                    -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................            $(1,048,856)
                                                    -----------
                                                    -----------

---------
 * The Fund commenced offering Class A (Investor) Shares on February 20, 2001. The Fund commenced offering Class B Shares on February 9, 2001.
   The Fund commenced offering Class C Shares on February 13, 2001.
   The Fund commenced offering Class Y (Adviser) Shares on January 18, 2001. ** Redemption price per share varies on length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BALANCED FUND

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE PERIOD
                                                                  ENDED
                                                                APRIL 30,
                                                                 2001(a)
                                                               (UNAUDITED)
                                                              --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................   $   110,164
 Net realized losses from investment transactions...........      (361,771)
 Change in unrealized appreciation/depreciation from
   investments..............................................      (797,249)
                                                               -----------
CHANGE IN NET ASSETS FROM OPERATIONS........................    (1,048,856)
                                                               -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    17,897,361
                                                               -----------
CHANGE IN NET ASSETS........................................    16,848,505
                                                               -----------
NET ASSETS:
 Beginning of period........................................            --
                                                               -----------
 End of period..............................................   $16,848,505
                                                               -----------
                                                               -----------

---------
(a) The Fund commenced offering Class A (Investor) Shares on February 20, 2001. The Fund commenced offering Class B Shares on February 9, 2001.
    The Fund commenced offering Class C Shares on February 13, 2001.
    The Fund commenced offering Class Y (Adviser) Shares on January 18, 2001.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BALANCED FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               FOR THE PERIOD
                                                              FEBRUARY 20, 2001
                                                                TO APRIL 30,
                                                                   2001(a)
                                                                 (UNAUDITED)
                                                              -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $9.49
                                                                    -----
INVESTMENT ACTIVITIES:
 Net investment income......................................         0.02
 Net realized and unrealized losses from investment
   transactions.............................................        (0.12)
                                                                    -----
 Total from investment activities...........................        (0.10)
                                                                    -----
NET ASSET VALUE, END OF PERIOD..............................        $9.39
                                                                    -----
                                                                    -----
TOTAL RETURN (EXCLUDES SALES CHARGE)........................        (1.05)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................        $  64
Ratio of expenses to average net assets.....................         1.59% (c)
Ratio of net investment income to average net assets........         1.63% (c)
Portfolio turnover(d).......................................       23.45%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BALANCED FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               FOR THE PERIOD
                                                              FEBRUARY 9, 2001
                                                                TO APRIL 30,
                                                                  2001(a)
                                                                (UNAUDITED)
                                                              ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 9.73
                                                                   ------
INVESTMENT ACTIVITIES:
 Net investment income......................................         0.01
 Net realized and unrealized losses from investments........        (0.33)
                                                                   ------
 Total from investment activities...........................        (0.32)
                                                                   ------
NET ASSET VALUE, END OF PERIOD..............................       $ 9.41
                                                                   ------
                                                                   ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        (3.29)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................       $  257
Ratio of expenses to average net assets.....................         2.56% (c)
Ratio of net investment income to average net assets........         1.11% (c)
Portfolio turnover(d).......................................        23.45%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(e) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BALANCED FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               FOR THE PERIOD
                                                              FEBRUARY 13, 2001
                                                                TO APRIL 30,
                                                                   2001(a)
                                                                 (UNAUDITED)
                                                              -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 9.72
                                                                   ------
INVESTMENT ACTIVITIES:
 Net investment income......................................         0.02
 Net realized and unrealized losses from investment
   transactions.............................................        (0.34)
                                                                   ------
 Total from investment activities...........................        (0.32)
                                                                   ------
NET ASSET VALUE, END OF PERIOD..............................       $ 9.40
                                                                   ------
                                                                   ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        (3.29)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................       $   78
Ratio of expenses to average net assets.....................         2.32% (c)
Ratio of net investment income to average net assets........         0.97% (c)
Portfolio turnover(d).......................................        23.45%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BALANCED FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS Y (ADVISER) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               FOR THE PERIOD
                                                              JANUARY 18, 2001
                                                                TO APRIL 30,
                                                                  2001(a)
                                                                (UNAUDITED)
                                                              ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.00
                                                                  -------
INVESTMENT ACTIVITIES:
 Net investment income......................................         0.06
 Net realized and unrealized losses from investment
   transactions.............................................        (0.61)
                                                                  -------
 Total from investment activities...........................        (0.55)
                                                                  -------
NET ASSET VALUE, END OF PERIOD..............................      $  9.45
                                                                  -------
                                                                  -------
TOTAL RETURN................................................        (5.50)%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000's)........................      $16,449
 Ratio of expenses to average net assets....................         1.17% (c)
 Ratio of net investment income to average net assets.......         2.29% (c)
 Portfolio turnover(d)......................................        23.45%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

 COMMON STOCKS  - 99.2%
-----------------------------------------------------------------
                SECURITY
               DESCRIPTION                 SHARES       VALUE
-----------------------------------------  -------   ------------
AEROSPACE/DEFENSE  - 2.2%
General Dynamics Corp....................   27,950   $  2,154,386
Northrop Grumman Corp....................   19,200      1,732,800
                                                     ------------
                                                        3,887,186
                                                     ------------
AUTO PARTS & EQUIPMENT  - 0.7%
TRW, Inc.................................   32,900      1,265,334
                                                     ------------
BANKING & FINANCE  - 15.7%
Bank One Corp............................   39,600      1,495,692
Citigroup, Inc...........................  174,974      8,599,971
Fannie Mae...............................   28,600      2,295,436
First Union Corp.........................   28,100        842,157
FleetBoston Financial Corp...............   46,700      1,791,879
Household International, Inc.............   41,050      2,628,021
J.P. Morgan Chase & Co...................   66,800      3,205,064
MBNA Corp................................   82,800      2,951,820
Morgan Stanley Dean Witter & Co..........   32,400      2,034,396
Wells Fargo & Co.........................   44,750      2,101,908
                                                     ------------
                                                       27,946,344
                                                     ------------
COMPUTER SOFTWARE  - 2.5%
BEA Systems, Inc. (b)....................   13,050        533,093
Microsoft Corp. (b)......................   28,000      1,897,000
Oracle Corp. (b).........................   67,400      1,089,184
Veritas Software Corp. (b)...............   17,100      1,019,331
                                                     ------------
                                                        4,538,608
                                                     ------------
COMPUTERS  - 3.8%
Dell Computer Corp. (b)..................   47,500      1,248,775
Electronic Data Systems Corp.............   20,200      1,302,900
EMC Corp. -- Mass (b)....................   12,400        491,040
Hewlett Packard Co.......................   39,600      1,125,828
International Business Machines Corp.....   19,400      2,233,716
Sun Microsystems, Inc. (b)...............   24,700        422,864
                                                     ------------
                                                        6,825,123
                                                     ------------
CONSUMER MANUFACTURING  - 8.3%
General Electric Co......................  127,200      6,173,016
Harley-Davidson, Inc.....................   44,500      2,051,005
Tyco International Ltd...................  125,800      6,713,946
                                                     ------------
                                                       14,937,967
                                                     ------------
CONSUMER PRODUCTS  - 2.8%
Avon Products............................   18,000        761,760
Colgate-Palmolive Co.....................   38,100      2,127,885
Kimberly-Clark Corp......................   36,650      2,177,010
                                                     ------------
                                                        5,066,655
                                                     ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS  - 9.6%
Altera Corp. (b).........................   88,300      2,233,107
Applied Micro Circuits Corp. (b).........   22,100        575,042
Emerson Electric Co......................   25,400      1,692,910
Flextronics International Ltd. (b).......   89,800      2,414,722
Intel Corp...............................   76,500      2,364,615
Koninklijke Philips Electronics NV.......   83,931      2,585,075
ADR Millipore Corp.......................   15,000        860,250
PMC-Sierra, Inc. (b).....................   11,100        462,315
Solectron Corp. (b)......................  124,800      3,176,160
Thermo Electron Corp. (b)................   34,350        905,466
                                                     ------------
                                                       17,269,662
                                                     ------------
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 COMMON STOCKS, CONTINUED

-----------------------------------------------------------------
                SECURITY
               DESCRIPTION                 SHARES       VALUE
-----------------------------------------  -------   ------------
ENVIRONMENTAL SERVICES  - 0.5%
Republic Services, Inc. (b)..............   45,100   $    811,800
                                                     ------------
FOREST PRODUCTS & PAPER  - 1.4%
Weyerhaeuser Co..........................   44,350      2,507,106
                                                     ------------
GAS & ELECTRIC UTILITY  - 3.3%
AES Corp. (b)............................   31,300      1,492,071
American Electric Power..................   39,100      1,929,194
Entergy Corp.............................    1,900         76,950
FPL Group, Inc...........................   40,200      2,407,980
                                                     ------------
                                                        5,906,195
                                                     ------------
HEALTH CARE  - 1.4%
Bausch & Lomb, Inc.......................   17,750        757,925
Medtronic, Inc...........................   39,700      1,770,620
                                                     ------------
                                                        2,528,545
                                                     ------------
INSURANCE  - 6.6%
AFLAC, Inc...............................   15,500        492,900
Allstate Corp............................   63,900      2,667,825
American International Group.............   38,450      3,145,210
Loews Corp...............................   44,550      3,003,116
Metlife, Inc.............................   89,900      2,607,100
                                                     ------------
                                                       11,916,151
                                                     ------------
MEDIA  - 8.5%
AOL Time Warner, Inc. (b)................   91,900      4,640,950
AT&T -- Liberty Media Group (b)..........  327,800      5,244,799
Comcast Corp. (b)........................   41,750      1,833,243
Gannett Co., Inc.........................   28,200      1,820,310
News Corporation Ltd. ADR................   55,350      1,799,429
                                                     ------------
                                                       15,338,731
                                                     ------------
OIL & GAS  - 3.6%
Conoco, Inc., Class B....................   81,750      2,486,835
Phillips Petroleum Co....................   29,450      1,755,220
Texaco, Inc..............................   30,550      2,208,154
                                                     ------------
                                                        6,450,209
                                                     ------------
PHARMACEUTICALS  - 11.4%
Abbott Laboratories......................   57,150      2,650,617
Bristol-Myers Squibb Co..................   42,250      2,366,000
Cardinal Health, Inc.....................   16,350      1,101,990
Pfizer, Inc..............................  138,350      5,990,554
Pharmacia Corp...........................  105,937      5,536,268
Schering-Plough Corp.....................   74,700      2,878,938
                                                     ------------
                                                       20,524,367
                                                     ------------
RETAIL  - 5.7%
Home Depot, Inc..........................   49,500      2,331,450
Kohl's Corp. (b).........................   53,400      3,260,604
Kroger Co. (b)...........................   28,200        637,038
Sears, Roebuck & Co......................   44,700      1,647,195
Target Corp..............................   48,550      1,866,748
Wal-Mart Stores, Inc.....................    9,950        514,813
                                                     ------------
                                                       10,257,848
                                                     ------------
TELECOMMUNICATIONS  - 10.4%
Amdocs Ltd. (b)..........................   35,300      2,079,170
AT&T Wireless Group (b)..................  133,000      2,673,299
Cisco Systems, Inc. (b)..................  171,300      2,908,673
Hughes Electronics, Corp. (b)............   71,100      1,510,875
JDS Uniphase Corp. (b)...................   15,500        331,545

                                   Continued

HSBC INVESTOR FUNDS                            HSBC INVESTOR EQUITY FUND


 COMMON STOCKS, CONTINUED
-----------------------------------------------------------------
                SECURITY
               DESCRIPTION                 SHARES       VALUE
-----------------------------------------  -------   ------------
Juniper Networks, Inc. (b)...............   13,300   $    785,099
Nokia Oyj ADR............................   67,450      2,306,116
Telefonaktiebolaget LM Ericsson ADR......   30,500        196,115
Verizon Communications, Inc..............   30,050      1,654,854
Vodafone Group Plc ADR...................   82,800      2,507,184
WorldCom, Inc. (b).......................   94,000      1,715,500
                                                     ------------
                                                       18,668,430
                                                     ------------
TRANSPORTATION  - 0.8%
Canadian Pacific, Ltd....................   36,000      1,410,120
                                                     ------------
TOTAL COMMON STOCKS
 (Cost $158,575,291).....................             178,056,381
                                                     ------------


SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 INVESTMENT COMPANIES  - 0.4%

-----------------------------------------------------------------
                SECURITY
               DESCRIPTION                 SHARES       VALUE
-----------------------------------------  -------   ------------
Dreyfus Cash Management Fund.............  766,936   $    766,936
                                                     ------------
TOTAL INVESTMENT COMPANIES
 (Cost $766,936).........................                 766,936
                                                     ------------
TOTAL INVESTMENTS
 (Cost $159,342,227) (a)  - 99.6%.......              178,823,317
OTHER ASSETS IN EXCESS OF
 LIABILITIES  - 0.4%....................                  702,312
                                                     ------------
NET ASSETS  - 100.0%....................             $179,525,629
                                                     ------------
                                                     ------------

---------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.......................  $ 33,509,050
    Unrealized depreciation.......................   (14,027,960)
                                                    ------------
    Net unrealized appreciation...................  $ 19,481,090
                                                    ------------
                                                    ------------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value
 (cost $159,342,227).................             $178,823,317
Cash.................................                   59,141
Dividends receivable.................                  105,761
Receivable for capital shares
 issued..............................                  100,503
Receivable for investments sold......                  961,487
Prepaid expenses.....................                   18,564
                                                  ------------
   TOTAL ASSETS......................              180,068,773
LIABILITIES
Payable for investments purchased....  $369,857
Payable for capital shares
 redeemed............................    54,951
Accrued expenses and other
 liabilites:
 Investment management...............    52,639
 Administration......................    11,792
 Distribution........................     2,117
 Shareholder servicing...............     5,907
 Other...............................    45,881
                                       --------
   TOTAL LIABILITIES.................                  543,144
                                                  ------------
NET ASSETS...........................             $179,525,629
                                                  ------------
                                                  ------------
COMPOSTION OF NET ASSETS:
Capital..............................             $165,126,107
Accumulated net investment income....                   12,262
Accumulated net realized losses from
 investment and futures
 transactions........................               (5,093,830)
Unrealized appreciation from
 investments.........................               19,481,090
                                                  ------------
NET ASSETS...........................             $179,525,629
                                                  ------------
                                                  ------------
CLASS A (INVESTOR) SHARES
Net Assets...........................             $ 19,355,423
Shares Outstanding...................                1,255,775
Net Asset Value and Redemption price
 per share...........................             $      15.41
                                                  ------------
                                                  ------------
Maximum Offering Price per share (Net
 asset value/(100% -- maximum sales
 charge of 5.00%))...................             $      16.22
                                                  ------------
                                                  ------------
CLASS B SHARES
Net Assets...........................             $  1,499,063
Shares Outstanding...................                   98,744
Net Asset Value, Offering Price and
 Redemption Price per share*.........             $      15.18
                                                  ------------
                                                  ------------
CLASS C SHARES
Net Assets...........................             $  1,008,489
Shares Outstanding...................                   66,079
Net Asset Value, Offering Price and
 Redemption Price per share*.........             $      15.26
                                                  ------------
                                                  ------------
CLASS Y (ADVISER) SHARES
Net Assets...........................             $157,662,654
Shares Outstanding...................               10,227,211
Net Asset Value, Offering Price and
 Redemption Price per share..........             $      15.42
                                                  ------------
                                                  ------------

--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividend.............................             $  1,116,502
EXPENSES:
Investment management................  $453,549
Administration.......................    77,580
Distribution:
 Class B Shares......................     5,456
 Class C Shares......................     3,935
Shareholder servicing:
 Class A (Investor) Shares...........    24,699
 Class B Shares......................     1,819
 Class C Shares......................     1,312
Accounting...........................    35,672
Custodian............................    48,868
Transfer agent.......................    36,565
Other................................    65,063
                                       --------
   TOTAL EXPENSES....................                  754,518
                                                  ------------
NET INVESTMENT INCOME................                  361,984
                                                  ------------
NET REALIZED/UNREALIZED
 GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains from investment
 transactions........................                1,952,963
Change in unrealized
 appreciation/depreciation from
 investments.........................              (28,872,587)
                                                  ------------
Net realized/unrealized losses from
 investments.........................              (26,919,624)
                                                  ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS..........................             $(26,557,640)
                                                  ------------
                                                  ------------

---------
* Redemption price per share varies on length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                               APRIL 30,      YEAR ENDED
                                                                  2001       OCTOBER 31,
                                                              (UNAUDITED)        2000
                                                              ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $   361,984    $  1,482,233
 Net realized gains/(losses) from investment and futures
   transactions.............................................    1,952,963      (6,289,505)
 Change in unrealized appreciation/depreciation from
   investment and futures transactions......................  (28,872,587)          3,280
                                                              ------------   ------------
CHANGE IN NET ASSETS FROM OPERATIONS........................  (26,557,640)     (4,803,992)
                                                              ------------   ------------
DIVIDENDS:
 Net investment income:
   Class A (Investor) Shares................................      (12,399)        (93,579)
   Class Y (Adviser) Shares.................................     (337,323)     (1,530,830)
 Net realized gains from investment and future transactions:
   Class A (Investor) Shares................................           --      (2,540,730)
   Class B Shares...........................................           --        (164,600)
   Class C Shares...........................................           --        (140,798)
   Class Y (Adviser) Shares.................................           --     (23,138,028)
                                                              ------------   ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............     (349,722)    (27,608,565)
                                                              ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........  (23,706,092)    (14,133,632)
                                                              ------------   ------------
CHANGE IN NET ASSETS........................................  (50,613,454)    (46,546,189)
NET ASSETS:
 Beginning of period........................................  230,139,083     276,685,272
                                                              ------------   ------------
 End of period..............................................  $179,525,629   $230,139,083
                                                              ------------   ------------
                                                              ------------   ------------

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                      FOR THE SIX
                                                      MONTHS ENDED
                                                       APRIL 30,                  FOR THE YEARS ENDED OCTOBER 31,
                                                          2001        ------------------------------------------------------
                                                      (UNAUDITED)      2000        1999       1998       1997        1996
                                                      ------------    -------     -------    -------    -------     ------
NET ASSET VALUE, BEGINNING OF PERIOD................    $ 17.48       $ 19.89     $ 16.95    $ 15.00    $ 11.93     $10.24
                                                        -------       -------     -------    -------    -------     ------
INVESTMENT ACTIVITIES:
 Net investment income..............................       0.01          0.06        0.05       0.05       0.07       0.19
 Net realized and unrealized gains/(losses) from
   investment and futures transactions..............      (2.07)        (0.51)       3.32       2.80       3.32       1.67
                                                        -------       -------     -------    -------    -------     ------
 Total from investment activities...................      (2.06)        (0.45)       3.37       2.85       3.39       1.86
                                                        -------       -------     -------    -------    -------     ------
DIVIDENDS
 Net investment income..............................      (0.01)        (0.07)      (0.04)     (0.05)     (0.10)    (0.17)
 Net realized gains from investment and futures
   transactions.....................................         --         (1.89)      (0.39)     (0.85)     (0.22)        --
                                                        -------       -------     -------    -------    -------     ------
 Total dividends....................................      (0.01)        (1.96)      (0.43)     (0.90)     (0.32)    (0.17)
                                                        -------       -------     -------    -------    -------     ------
NET ASSET VALUE, END OF PERIOD......................    $ 15.41       $ 17.48     $ 19.89    $ 16.95    $ 15.00     $11.93
                                                        -------       -------     -------    -------    -------     ------
                                                        -------       -------     -------    -------    -------     ------
TOTAL RETURN (EXCLUDES SALES CHARGE)................     (11.78)%(a)    (2.38)%     20.23%     19.98%     28.92%     18.30%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).................    $19,355       $22,558     $27,942    $23,559    $12,363     $3,918
Ratio of expenses to average net assets.............       0.98%(b)      0.93%       0.94%      1.03%      1.21%      1.28%
Ratio of net investment income to average net
 assets.............................................       0.15%(b)      0.34%       0.26%      0.30%      0.48%      1.83%
Ratio of expenses to average net assets.............       0.98%(b)      0.93%       0.94%      1.03%      1.28%(c)   1.59%(c)
Portfolio turnover (d)..............................      28.80%        91.81%      70.85%    176.34%     99.02%     86.18%

---------
(a) Not annualized.
(b) Annualized.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX
                                                              MONTHS ENDED        FOR THE YEARS ENDED     FOR THE PERIOD
                                                               APRIL 30,              OCTOBER 31,         JANUARY 6, 1998
                                                                  2001           ----------------------   TO OCTOBER 31,
                                                              (UNAUDITED)         2000            1999        1998(a)
                                                              ------------       ------          ------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $17.26          $19.74          $16.92      $  14.88
                                                                 ------          ------          ------      --------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.03)          (0.07)          (0.08)        (0.01)
 Net realized and unrealized gains/(losses) from investment
   and futures transactions.................................      (2.05)          (0.52)           3.30          2.07
                                                                 ------          ------          ------      --------
 Total from investment activities...........................      (2.08)          (0.59)           3.22          2.06
                                                                 ------          ------          ------      --------
DIVIDENDS
 Net investment income......................................         --              --              --         (0.02)
 In excess of net investment income.........................         --              --           (0.01)           --
 Net realized gains from investment and futures
   transactions.............................................         --           (1.89)          (0.39)           --
                                                                 ------          ------          ------      --------
 Total dividends............................................         --           (1.89)          (0.40)        (0.02)
                                                                 ------          ------          ------      --------
NET ASSET VALUE, END OF PERIOD..............................     $15.18          $17.26          $19.74      $  16.92
                                                                 ------          ------          ------      --------
                                                                 ------          ------          ------      --------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................     (12.05)%(b)      (3.13)%         19.32%        13.84%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $1,499          $1,604          $1,775      $    956
Ratio of expenses to average net assets.....................       1.73%(c)        1.65%           1.69%         1.78%(c)
Ratio of net investment income to average net assets........      (0.60)%(c)      (0.40)%         (0.50)%       (0.45)%(c)
Portfolio turnover (d)......................................      28.80%          91.81%          70.85%       176.34%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole, with out the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX
                                                              MONTHS ENDED       FOR THE YEAR      FOR THE PERIOD
                                                               APRIL 30,            ENDED         NOVEMBER 4, 1998
                                                                  2001           OCTOBER 31,       TO OCTOBER 31,
                                                              (UNAUDITED)            2000             1999(a)
                                                              ------------       ------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $17.36             $19.83             $17.08
                                                                 ------             ------             ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.05)             (0.07)                --
 Net realized and unrealized gains/(losses) from investment
   and futures transactions.................................      (2.05)             (0.51)              3.19
                                                                 ------             ------             ------
 Total from investment activities...........................      (2.10)             (0.58)              3.19
                                                                 ------             ------             ------
DIVIDENDS:
 In excess of net investment income.........................         --                 --              (0.05)
 Net realized gains from investment and futures
   transactions.............................................         --              (1.89)             (0.39)
                                                                 ------             ------             ------
 Total dividends............................................         --              (1.89)             (0.44)
                                                                 ------             ------             ------
NET ASSET VALUE, END OF PERIOD..............................     $15.26             $17.36             $19.83
                                                                 ------             ------             ------
                                                                 ------             ------             ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................     (12.10)%(b)         (3.11)%            19.05%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $1,008             $1,204             $1,626
Ratio of expenses to average net assets.....................       1.73%(c)           1.65%              1.33%(c)
Ratio of net investment income to average net assets........      (0.60)%(c)         (0.37)%            (0.16)%(c)
Portfolio turnover (d)......................................      28.80%             91.81%             70.85%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole, with out the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS Y (ADVISER) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          FOR THE SIX
                                          MONTHS ENDED                                                       FOR THE PERIOD
                                           APRIL 30,              FOR THE YEARS ENDED OCTOBER 31,             JULY 1, 1996
                                              2001         ----------------------------------------------    TO OCTOBER 31,
                                          (UNAUDITED)        2000         1999         1998        1997         1996(a)
                                          ------------     --------     --------     --------     -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  17.48       $  19.89     $  16.95     $  15.01     $ 11.93       $ 11.49
                                            --------       --------     --------     --------     -------       -------
INVESTMENT ACTIVITIES:
 Net investment income..................        0.03           0.10         0.10         0.08        0.10          0.08
 Net realized and unrealized
   gains/(losses) from investment and
   futures transactions.................       (2.06)         (0.51)        3.32         2.79        3.33          0.42
                                            --------       --------     --------     --------     -------       -------
 Total from investment activities.......       (2.03)         (0.41)        3.42         2.87        3.43          0.50
                                            --------       --------     --------     --------     -------       -------
DIVIDENDS
 Net investment income..................       (0.03)         (0.11)       (0.09)       (0.08)      (0.13)        (0.06)
 Net realized gains from investment and
   futures transactions.................          --          (1.89)       (0.39)       (0.85)      (0.22)           --
                                            --------       --------     --------     --------     -------       -------
 Total dividends........................       (0.03)         (2.00)       (0.48)       (0.93)      (0.35)        (0.06)
                                            --------       --------     --------     --------     -------       -------
NET ASSET VALUE, END OF PERIOD..........    $  15.42       $  17.48     $  19.89     $  16.95     $ 15.01       $ 11.93
                                            --------       --------     --------     --------     -------       -------
                                            --------       --------     --------     --------     -------       -------
TOTAL RETURN............................      (11.60)%(b)     (2.19)%      20.59%       20.16%      29.28%         4.72%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).....    $157,663       $204,772     $245,342     $210,498     $63,060       $33,155
Ratio of expenses to average net
 assets.................................        0.73%(c)       0.68%        0.69%        0.78%       0.96%         0.66%(c)
Ratio of net investment income to
 average net assets.....................        0.41%(c)       0.58%        0.51%        0.55%       0.77%         1.93%(c)
Ratio of expenses to average net
 assets.................................        0.73%(c)       0.68%        0.69%        0.78%       1.03%(d)      0.97%(c)(d)
Portfolio turnover (e)..................       28.80%         91.81%       70.85%      176.34%      99.02%        86.18%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the fund as a whole, with out the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR GROWTH AND INCOME FUND


 COMMON STOCKS  - 98.9%
------------------------------------------------------------------
                SECURITY
              DESCRIPTION                  SHARES        VALUE
----------------------------------------  ---------   ------------
AEROSPACE/DEFENSE  - 1.2%
United Technologies Corp................     30,000   $  2,342,400
                                                      ------------
AUTO MANUFACTURERS  - 0.5%
Ford Motor Co...........................     31,000        913,880
                                                      ------------
BANKING & FINANCE  - 13.8%
Bank of New York Co., Inc...............     53,000      2,660,600
Citigroup, Inc..........................    153,200      7,529,780
Fannie Mae..............................     44,800      3,595,648
FleetBoston Financial Corp..............     84,500      3,242,265
MBNA Corp...............................     89,000      3,172,850
Washington Mutual, Inc..................     72,000      3,594,960
Wells Fargo & Co........................     81,200      3,813,964
                                                      ------------
                                                        27,610,067
                                                      ------------
COMPUTER SOFTWARE  - 6.8%
First Data Corp.........................     41,100      2,771,784
Microsoft Corp. (b).....................    135,300      9,166,575
Oracle Corp. (b)........................     97,500      1,575,600
                                                      ------------
                                                        13,513,959
                                                      ------------
COMPUTERS  - 4.7%
EMC Corp.-Mass (b)......................     56,300      2,229,480
International Business Machines Corp....     38,200      4,398,348
Sun Microsystems, Inc. (b)..............    158,400      2,711,808
                                                      ------------
                                                         9,339,636
                                                      ------------
CONSUMER MANUFACTURING  - 8.7%
General Electric Co.....................    121,300      5,886,689
Honeywell International, Inc............     81,600      3,988,608
Tyco International Ltd..................    139,600      7,450,452
                                                      ------------
                                                        17,325,749
                                                      ------------
CONSUMER PRODUCTS  - 3.9%
Coca-Cola Co............................     67,100      3,099,349
Philip Morris Cos., Inc.................     95,600      4,790,516
                                                      ------------
                                                         7,889,865
                                                      ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS  - 5.6%
Intel Corp..............................    202,500      6,259,275
Texas Instruments, Inc..................     91,942      3,558,155
Xilinx, Inc. (b)........................     28,100      1,333,907
                                                      ------------
                                                        11,151,337
                                                      ------------
GAS & ELECTRIC UTILITY  - 2.9%
Calpine Corp. (b).......................     48,500      2,764,015
Duke Energy Corp........................     66,200      3,095,512
                                                      ------------
                                                         5,859,527
                                                      ------------
HEALTH CARE  - 3.8%
Johnson & Johnson.......................     63,400      6,116,832
Medtronic, Inc..........................     34,400      1,534,240
                                                      ------------
                                                         7,651,072
                                                      ------------
INSURANCE  - 3.9%
Allstate Corp...........................     59,900      2,500,825
American International Group............     65,700      5,374,260
                                                      ------------
                                                         7,875,085
                                                      ------------
MEDIA  - 4.5%
AOL Time Warner, Inc. (b)...............    101,400      5,120,700
Comcast Corp. (b).......................     54,000      2,371,140
Viacom Inc. -- Class B (b)..............     30,040      1,563,882
                                                      ------------
                                                         9,055,722
                                                      ------------
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 COMMON STOCKS, CONTINUED
------------------------------------------------------------------
                SECURITY
              DESCRIPTION                  SHARES        VALUE
----------------------------------------  ---------   ------------
MINING  - 1.7%
Alcoa, Inc..............................     82,000   $  3,394,800
                                                      ------------
OIL & GAS  - 7.8%
Enron Corp..............................     29,500      1,850,240
Exxon Mobil Corp........................     98,500      8,727,100
Royal Dutch Petroleum Co. ADR (b).......     41,300      2,458,589
Transocean Sedco Forex, Inc.............     47,700      2,589,156
                                                      ------------
                                                        15,625,085
                                                      ------------
PHARMACEUTICALS  - 10.9%
American Home Products Corp.............     45,000      2,598,750
Bristol-Myers Squibb Co.................     39,000      2,184,000
Cardinal Health, Inc....................     54,000      3,639,600
Eli Lilly & Co..........................     27,600      2,346,000
Merck & Co., Inc........................     60,200      4,573,394
Pfizer, Inc.............................    106,300      4,602,790
Schering-Plough Corp....................     47,900      1,846,066
                                                      ------------
                                                        21,790,600
                                                      ------------
RETAIL  - 9.2%
Costco Wholesale Corp. (b)..............     46,800      1,634,724
CVS Corp................................     73,500      4,332,825
Home Depot, Inc.........................     96,300      4,535,730
Target Corp.............................     52,500      2,018,625
Wal-Mart Stores, Inc....................    113,500      5,872,490
                                                      ------------
                                                        18,394,394
                                                      ------------
TELECOMMUNICATIONS  - 9.0%
Broadwing, Inc. (b).....................     66,700      1,654,160
Cisco Systems, Inc. (b).................    168,820      2,866,564
Corning, Inc............................     58,700      1,289,639
Nortel Networks Corp. ADR...............    107,000      1,637,100
Qwest Communications International, Inc.
 (b)....................................     69,000      2,822,100
SBC Communications, Inc.................     63,300      2,611,125
Verizon Communications, Inc.............     93,000      5,121,510
                                                      ------------
                                                        18,002,198
                                                      ------------
TOTAL COMMON STOCKS
 (Cost $167,927,247)....................               197,735,376
                                                      ------------
 ------------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.1%
Dreyfus Cash Management Fund............  2,219,493      2,219,493
                                                      ------------
TOTAL INVESTMENT COMPANIES
 (Cost $2,219,493)......................                 2,219,493
                                                      ------------
TOTAL INVESTMENTS
 (Cost $170,146,740) (a)  - 100.0%.......              199,954,869
OTHER ASSETS IN EXCESS OF
 LIABILITIES  - 0.0%...................                      5,288
                                                      ------------
NET ASSETS  - 100.0%....................              $199,960,157
                                                      ------------
                                                      ------------

---------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation......................  $  42,981,160
    Unrealized depreciation......................    (13,173,031)
                                                   -------------
    Net unrealized appreciation..................  $  29,808,129
                                                   -------------
                                                   -------------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR GROWTH AND INCOME FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
ASSETS:
Investments, at value
 (cost $170,146,740).................             $199,954,869
Dividends receivable.................                  129,391
Receivable for capital shares
 issued..............................                    2,131
                                                  ------------
   TOTAL ASSETS......................              200,086,391
LIABILITIES:
Accrued expenses and other
 liabilities:
 Investment management...............  $ 83,076
 Administration......................    15,105
 Distribution........................         5
 Shareholder servicing...............         3
 Other...............................    28,045
                                       --------
   TOTAL LIABILITIES.................                  126,234
                                                  ------------
NET ASSETS...........................             $199,960,157
                                                  ------------
                                                  ------------
COMPOSITION OF NET ASSETS:
 Capital.............................             $168,793,939
 Accumulated net investment income...                    4,876
 Accumulated net realized gains from
   investment transactions...........                1,353,213
 Unrealized appreciation from
   investment transactions...........               29,808,129
                                                  ------------
NET ASSETS...........................             $199,960,157
                                                  ------------
                                                  ------------
CLASS A (INVESTOR) SHARES
Net Assets...........................             $     12,472
Shares Outstanding...................                    1,147
Net Asset Value and Redemption Price
 per share...........................             $      10.87
                                                  ------------
                                                  ------------
Maximum Offering Price per share (Net
 asset value/(100% -- maximum sales
 charge of 5.00%))...................             $      11.44
                                                  ------------
                                                  ------------
CLASS B SHARES
Net Assets...........................             $     17,221
Shares Outstanding...................                    1,584
Net Asset Value, Offering Price and
 Redemption Price per share**........             $      10.87
                                                  ------------
                                                  ------------
CLASS C SHARES (A)
Net Assets...........................             $         11
Shares Outstanding...................                        1
Net Asset Value, Offering Price and
 Redemption Price per share**........             $      10.89
                                                  ------------
                                                  ------------
CLASS Y (ADVISER) SHARES
Net Assets...........................             $199,930,453
Shares Outstanding...................               18,387,348
Net Asset Value, Offering Price and
 Redemption Price per share..........             $      10.87
                                                  ------------
                                                  ------------


--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD APRIL 2, 2001 TO APRIL 30, 2001* (UNAUDITED)

INVESTMENT INCOME
Dividend...............................            $   131,111
EXPENSES:
Investment management..................  $83,076
Administration.........................   15,105
Distribution:
 Class B Shares........................        5
Shareholder servicing:
 Class A (Investor) Shares.............        1
 Class B Shares........................        2
Accounting.............................    6,379
Custodian..............................    2,562
Registration...........................    8,085
Transfer agent.........................    5,168
Other..................................    5,852
                                         -------
   TOTAL EXPENSES......................                126,235
                                                   -----------
NET INVESTMENT INCOME..................                  4,876
                                                   -----------
NET REALIZED/UNREALIZED GAINS FROM
 INVESTMENTS:
Net realized gains from investment
 transactions..........................              1,353,213
Change in unrealized appreciation from
 investments...........................             14,752,132
                                                   -----------
Net realized/unrealized gains from
 investments...........................             16,105,345
                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS............................            $16,110,221
                                                   -----------
                                                   -----------


---------
 * The Fund commenced offering Class A (Investor) Shares on April 12, 2001. The Fund commenced offering Class B Shares on April 5, 2001.
    The Fund commenced offering Class Y (Adviser) Shares on April 2, 2001.
 ** Redemption price per share varies on length of time shares are held.
(a) The net assets represent seed money only. As of April 30, 2001, the class has not commenced operations.


                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE PERIOD
                                                                  ENDED
                                                                APRIL 30,
                                                                 2001(a)
                                                               (UNAUDITED)
                                                              --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................   $      4,876
 Net realized gains from investment transactions............      1,353,213
 Change in unrealized appreciation from investments.........     14,752,132
                                                               ------------
CHANGE IN NET ASSETS FROM OPERATIONS........................     16,110,221
                                                               ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    183,849,936
                                                               ------------
CHANGE IN NET ASSETS........................................    199,960,157
                                                               ------------
NET ASSETS:
 Beginning of period........................................             --
                                                               ------------
 End of period..............................................   $199,960,157
                                                               ------------
                                                               ------------

---------
(a) The Fund commenced offering Class A (Investor) Shares on April 12, 2001. The Fund commenced offering Class B Shares on April 5, 2001.
    The Fund commenced offering Class Y (Adviser) Shares on April 2, 2001

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE PERIOD
                                                              APRIL 12, 2001
                                                               TO APRIL 30,
                                                                 2001(a)
                                                               (UNAUDITED)
                                                              --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.21
                                                                  ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................       (0.00)*
 Net realized and unrealized gains from investment
   transactions.............................................        0.66
                                                                  ------
 Total from investment activities...........................        0.66
                                                                  ------
NET ASSET VALUE, END OF PERIOD..............................      $10.87
                                                                  ------
                                                                  ------
TOTAL RETURN (EXCLUDES SALES CHARGE)........................        6.46%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................      $   12
Ratio of expenses to average net assets.....................        1.12%(c)
Ratio of net investment income to average net assets........       (0.43)%(c)
Portfolio turnover (d)......................................        3.29%

---------
 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized
(d) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE PERIOD
                                                              APRIL 5, 2001
                                                               TO APRIL 30,
                                                                 2001(a)
                                                               (UNAUDITED)
                                                              --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 9.93
                                                                  ------
INVESTMENT ACTIVITIES:
 Net investment income......................................       (0.00)*
 Net realized and unrealized gains from investment
   transactions.............................................        0.94
                                                                  ------
 Total from investment activities...........................        0.94
                                                                  ------
NET ASSET VALUE, END OF PERIOD..............................      $10.87
                                                                  ------
                                                                  ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        9.47%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................      $   17
Ratio of expenses to average net assets.....................        1.88%(c)
Ratio of net investment income to average net assets........       (1.06)%(c)
Portfolio turnover (d)......................................        3.29%

---------
 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized
(d) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS Y (ADVISER) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE PERIOD
                                                              APRIL 2, 2001
                                                               TO APRIL 30,
                                                                 2001(a)
                                                               (UNAUDITED)
                                                              --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $   9.89
                                                                 --------
INVESTMENT ACTIVITIES:
 Net investment income......................................         0.00*
 Net realized and unrealized gains from investment
   transactions.............................................         0.98
                                                                 --------
 Total from investment activities...........................         0.98
                                                                 --------
NET ASSET VALUE, END OF PERIOD..............................     $  10.87
                                                                 --------
                                                                 --------
TOTAL RETURN................................................         9.91%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $199,930
Ratio of expenses to average net assets.....................         0.84%(c)
Ratio of net investment income to average net assets........         0.03%(c)
Portfolio turnover (d)......................................         3.29%

---------
 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized
(d) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND


 COMMON STOCKS  - 93.2%
------------------------------------------------------------------
               SECURITY
              DESCRIPTION                 SHARES         VALUE
---------------------------------------  ---------    ------------
APPAREL  - 0.4%
Tommy Hilfiger Corp. (b)...............     35,000    $    422,100
                                                      ------------
BANKING & FINANCE  - 7.4%
Astoria Financial Corp.................     18,000       1,041,480
Fifth Third Bancorp....................     18,000         967,680
Lehman Brothers Holdings, Inc.*........     30,000       2,182,500
Marshall & Ilsley Corp.................     18,000         908,280
Stilwell Financial, Inc................     55,000       1,620,850
Washington Mutual, Inc.................     35,000       1,747,550
                                                      ------------
                                                         8,468,340
                                                      ------------
COMMERCIAL SERVICES  - 2.6%
Caremark Rx, Inc. (b)..................    100,000       1,585,000
Concord EFS, Inc. (b)..................     29,000       1,349,950
                                                      ------------
                                                         2,934,950
                                                      ------------
COMPUTER SERVICES  - 5.2%
DST Systems, Inc. (b)..................     10,000         491,200
Espeed, Inc. (b).......................     50,000       1,340,000
Factset Research Systems, Inc..........     50,000       1,775,000
Sungard Data Systems, Inc. (b).........     42,000       2,321,340
                                                      ------------
                                                         5,927,540
                                                      ------------
COMPUTER SOFTWARE  - 5.3%
BEA Systems, Inc.* (b).................     15,000         612,750
Cadence Design Systems, Inc. (b).......     20,000         414,000
Citrix Systems, Inc. (b)...............     50,000       1,420,000
IMS Health, Inc........................     40,000       1,098,000
Intuit, Inc. (b).......................     27,000         865,080
Peregrine Systems, Inc. (b)............      2,500          64,450
Wind River Systems (b).................     55,000       1,546,600
                                                      ------------
                                                         6,020,880
                                                      ------------
CONSUMER MANUFACTURING  - 2.0%
Harley-Davidson, Inc...................     25,000       1,152,250
Mattel, Inc. (b).......................     70,000       1,130,500
                                                      ------------
                                                         2,282,750
                                                      ------------
CONSUMER PRODUCTS  - 4.2%
Adolph Coors Co., Class B..............     20,000       1,040,000
McCormick & Co.........................     15,000         589,500
Pepsi Bottling Group, Inc..............     25,000       1,000,500
RJ Reynolds Tobacco Holdings, Inc......     37,000       2,167,090
                                                      ------------
                                                         4,797,090
                                                      ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS  - 10.1%
Atmel Corp. (b)........................     70,000         972,300
Avnet, Inc.............................     35,000         892,850
Cypress Semiconductor Corp. (b)........     60,000       1,356,000
DDI Corp.* (b).........................    140,000       3,439,800
Integrated Device Technology, Inc.
 (b)...................................     40,000       1,566,800
Vishay Intertechnology, Inc. (b).......     90,000       2,245,500
Waters Corp. (b).......................     22,000       1,148,400
                                                      ------------
                                                        11,621,650
                                                      ------------

SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 COMMON STOCKS, CONTINUED
------------------------------------------------------------------
               SECURITY
              DESCRIPTION                 SHARES         VALUE
---------------------------------------  ---------    ------------
GAS & ELECTRIC UTILITY  - 5.5%
Calpine Corp.* (b).....................     45,000    $  2,564,550
Constellation Energy Group, Inc........     20,000         954,800
Montana Power Co. (b)..................     50,000         623,000
Orion Power Holdings, Inc. (b).........     65,000       2,093,000
                                                      ------------
                                                         6,235,350
                                                      ------------
HEALTH CARE  - 7.9%
Cytyc Corp. (b)........................     60,000       1,413,000
Dentsply International, Inc............     25,000         979,500
Healthsouth Corp. (b)..................    150,000       2,107,500
Laboratory Corp. of America
 Holdings* (b).........................     13,000       1,833,000
LifePoint Hospitals, Inc. (b)..........     45,000       1,562,400
St. Jude Medical, Inc. (b).............     14,000         801,500
Tenet Healthcare Corp. (b).............     10,000         446,400
                                                      ------------
                                                         9,143,300
                                                      ------------
INSURANCE  - 7.4%
ACE Ltd................................     30,000       1,071,000
Gallagher, Arthur J. & Co..............     45,000       1,134,900
Loews Corp.............................     44,000       2,966,040
Radian Group, Inc......................     30,000       2,325,000
UnumProvident Corp.....................     30,000         897,300
                                                      ------------
                                                         8,394,240
                                                      ------------
MANUFACTURING  - 2.0%
The Shaw Group, Inc. (b)...............     40,000       2,280,000
                                                      ------------

MEDIA  - 2.2%
Charter Communications, Inc. (b).......     85,000       1,819,850
Comcast Corp. (b)......................     15,000         658,650
                                                      ------------
                                                         2,478,500
                                                      ------------
OIL & GAS  - 6.9%
BJ Services Co. (b)....................     15,000       1,233,750
Devon Energy Corp......................     12,000         708,120
Mitchell Energy & Development Corp. --
 Class A...............................     14,000         777,000
Tidewater, Inc.........................     40,000       1,874,800
Transocean Sedco Forex, Inc............     20,000       1,085,600
Weatherford International, Inc. (b)....     37,500       2,183,625
                                                      ------------
                                                         7,862,895
                                                      ------------
PHARMACEUTICALS  - 11.6%
Alza Corp. (b).........................     25,000       1,143,000
Bergen Brunswig Corp...................    150,000       2,745,000
Cardinal Health, Inc...................     35,000       2,359,000
Cephalon, Inc. (b).....................     10,000         637,000
Genzyme Corp. (b)......................     13,000       1,416,610
Idec Pharmaceuticals Corp. (b).........     15,000         738,000
ImClone Systems (b)....................     10,000         404,600
IVAX Corp. (b).........................     35,000       1,401,750
Millenium Pharmaceuticals (b)..........     28,000       1,041,600
Watson Pharmaceutical, Inc. (b)........     29,000       1,444,200
                                                      ------------
                                                        13,330,760
                                                      ------------

                                   Continued

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND


 COMMON STOCKS, CONTINUED
------------------------------------------------------------------
               SECURITY
              DESCRIPTION                 SHARES         VALUE
---------------------------------------  ---------    ------------
PIPELINES  - 0.8%
Kinder Morgan, Inc.....................     15,000    $    880,500
                                                      ------------
REAL ESTATE  - 0.5%
Equity Office Properties Trust.........     20,000         571,000
                                                      ------------

RETAIL  - 7.0%
Chico's FAS, Inc.* (b).................     50,000       2,230,500
CVS Corp.*.............................     40,000       2,358,000
Limited, Inc...........................    100,000       1,692,000
Linens 'n Things, Inc. (b).............     20,000         540,200
Staples, Inc. (b)......................     72,000       1,171,440
                                                      ------------
                                                         7,992,140
                                                      ------------
RETAIL STORES  - 0.7%
BJ's Wholesale Club, Inc. (b)..........     17,500         792,750
                                                      ------------
TELECOMMUNICATIONS  - 3.5%
Broadwing, Inc. (b)....................    100,000       2,480,000
Telephone & Data Systems, Inc..........      8,000         840,000
Western Wireless Corp. -- Class A
 (b)...................................     15,000         667,950
                                                      ------------
                                                         3,987,950
                                                      ------------
TOTAL COMMON STOCKS
 (Cost $87,284,236)....................                106,424,685
                                                      ------------

------------------------------------------------------------------
 INVESTMENT COMPANIES  - 5.3%
Dreyfus Cash Management Fund...........  2,075,623       2,075,623
Provident Temp Fund....................  3,995,065       3,995,065
                                                      ------------
TOTAL INVESTMENT COMPANIES
 (Cost $6,070,688).....................                  6,070,688
                                                      ------------

SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2001 (UNAUDITED)

 DEPOSITARY RECEIPTS  - 2.9%
------------------------------------------------------------------
               SECURITY
              DESCRIPTION                 SHARES         VALUE
---------------------------------------  ---------    ------------
S&P 400 Mid-Cap Depositary Receipt.....     35,000    $  3,265,500
                                                      ------------
TOTAL DEPOSITARY RECEIPTS
 (Cost $2,839,983).....................                  3,265,500
                                                      ------------
TOTAL INVESTMENTS
 (Cost $96,194,906) (a)  - 101.4%......                115,760,873
LIABILITIES IN EXCESS OF OTHER
 ASSETS  - (1.4)%.....................                  (1,582,657)
                                                      ------------
NET ASSETS  - 100.0%...................               $114,178,216
                                                      ------------
                                                      ------------

---------
 *  Portion of the security is pledged as collateral for call options written.

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation......................  $ 22,580,052
    Unrealized depreciation......................    (3,014,085)
                                                   ------------
    Net unrealized appreciation..................  $ 19,565,967
                                                   ------------
                                                   ------------

(b) Represents non-income producing security.

    Written call option's open at April 30, 2001:

                       EXPIRATION   EXERCISE   SHARES SUBJECT
     DESCRIPTION          DATE       PRICE        TO CALL         VALUE
     -----------       ----------   --------   --------------   ---------
BEA Systems..........     May         $ 35         10,000       $ (81,000)
CVS Corp.............     May           60         10,000         (23,000)
Calpine Corp.........    July           50         15,000        (154,500)
Chico's FAS, Inc.....     May           40         25,000        (142,500)
DDI Corp.............     May           20         20,000         (98,000)
Laboratory Corp. of
 America Holdings....     May          140          4,000         (31,200)
Lehman Brothers
 Holdings, Inc.......    July           65         10,000        (123,000)
                                                                ---------
Total (premiums
 received $427,078)..                                           $(653,200)
                                                                ---------
                                                                ---------

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value
 (cost $96,194,906)................               $115,760,873
Dividends receivable...............                     49,861
Receivable for capital shares
 issued............................                     13,676
Receivable for investments sold....                    157,545
Prepaid expenses...................                     14,693
                                                  ------------
   TOTAL ASSETS....................                115,996,648
LIABILITIES:
Call options written, at value
 (premiums received $427,078)......  $  653,200
Payable to custodian...............      10,162
Payable for investments
 purchased.........................   1,089,985
Payable for capital shares
 redeemed..........................       2,567
Accrued expenses and other
 liabilities:
 Investment management.............      47,669
 Administration....................       6,948
 Distribution......................       1,997
 Shareholder servicing.............         829
 Other.............................       5,075
                                     ----------
   TOTAL LIABILITIES...............                  1,818,432
                                                  ------------
NET ASSETS.........................               $114,178,216
                                                  ------------
                                                  ------------
COMPOSITION OF NET ASSETS:
Capital............................               $100,174,474
Accumulated net investment income..                     17,760
Accumulated net realized losses
 from investment transactions......                 (5,353,863)
Unrealized appreciation from
 investments and options...........                 19,339,845
                                                  ------------
NET ASSETS.........................               $114,178,216
                                                  ------------
                                                  ------------
CLASS A SHARES
Net Assets.........................               $    890,896
Shares Outstanding.................                     92,849
Net Asset Value and Redemption
 Price per share...................               $       9.60
                                                  ------------
                                                  ------------
Maximum Offering Price per share
 (Net asset value/(100% -- maximum
 sales charge of 5.00%))...........               $      10.11
                                                  ------------
                                                  ------------
CLASS B SHARES
Net Assets.........................               $  3,647,021
Shares Outstanding.................                    382,580
Net Asset Value, Offering Price and
 Redemption Price per share*.......               $       9.53
                                                  ------------
                                                  ------------
CLASS C SHARES
Net Assets.........................               $     25,250
Shares Outstanding.................                      2,649
Net Asset Value, Offering Price and
 Redemption Price per share*.......               $       9.53
                                                  ------------
                                                  ------------
TRUST SHARES
Net Assets.........................               $109,615,049
Shares Outstanding.................                 11,416,083
Net Asset Value, Offering Price and
 Redemption Price per share........               $       9.60
                                                  ------------
                                                  ------------

--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Interest..............................             $    10,931
Dividend..............................                 458,186
                                                   -----------
   TOTAL INVESTMENT INCOME............                 469,117
EXPENSES:
Investment management.................  $286,318
Administration........................    40,994
Distribution:
 Class B Shares.......................     8,534
 Class C Shares.......................        71
Shareholder servicing:
 Class A Shares.......................       766
 Class B Shares.......................     2,845
 Class C Shares.......................        24
Accounting............................    24,048
Custodian.............................    19,425
Transfer agent........................    27,018
Other.................................    41,314
                                        --------
   TOTAL EXPENSES.....................                 451,357
                                                   -----------
NET INVESTMENT INCOME.................                  17,760
                                                   -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized losses from investment
 transactions.........................              (5,101,022)
Change in unrealized
 appreciation/depreciation from
 investments and options..............               1,819,320
                                                   -----------
Net realized/unrealized losses from
 investments and options..............              (3,281,702)
                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS...........................             $(3,263,942)
                                                   -----------
                                                   -----------

---------
* Redemption price per share varies on length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED   FOR THE PERIOD
                                                               APRIL 30,         ENDED
                                                                  2001        OCTOBER 31,
                                                              (UNAUDITED)       2000(a)
                                                              ------------   --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income/(loss)...............................  $    17,760     $    (74,721)
 Net realized gains/(losses) from investment transactions...   (5,101,022)       1,268,596
 Change in unrealized appreciation/depreciation from
   investments and options..................................    1,819,320       (1,416,553)
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM OPERATIONS........................   (3,263,942)        (222,678)
                                                              ------------    ------------
DIVIDENDS:
 Net realized gains from investment transactions:
   Class A Shares...........................................       (7,299)              --
   Class B Shares...........................................      (25,991)              --
   Class C Shares...........................................         (242)              --
   Trust Shares.............................................   (1,487,905)              --
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............   (1,521,437)              --
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    8,457,008      110,729,265
                                                              ------------    ------------
CHANGE IN NET ASSETS........................................    3,671,629      110,506,587
NET ASSETS:
 Beginning of period........................................  110,506,587               --
                                                              ------------    ------------
 End of period..............................................  $114,178,216    $110,506,587
                                                              ------------    ------------
                                                              ------------    ------------

---------
(a) The fund commenced offering Class A Shares on July 10, 2000. The fund commenced offering Class B Shares on July 17, 2000. The fund commenced offering Class C Shares on August 9, 2000. The fund commenced offering Trust Shares on July 1, 2000.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX
                                                              MONTHS ENDED       FOR THE PERIOD
                                                               APRIL 30,         JULY 10, 2000
                                                                  2001           TO OCTOBER 31,
                                                              (UNAUDITED)           2000(a)
                                                              ------------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.07              $10.27
                                                                 ------              ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.00)*             (0.01)
 Net realized and unrealized loss from investment and
   options transactions.....................................      (0.33)              (0.19)
                                                                 ------              ------
 Total from investment activities...........................      (0.33)              (0.20)
                                                                 ------              ------
DIVIDENDS:
 Net realized gains from investment transactions............      (0.14)                 --
                                                                 ------              ------
 Total dividends............................................      (0.14)                 --
                                                                 ------              ------
NET ASSET VALUE, END OF PERIOD..............................     $ 9.60              $10.07
                                                                 ------              ------
                                                                 ------              ------
TOTAL RETURN (EXCLUDES SALES CHARGE)........................      (3.23)%(b)          (1.95)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $  891              $  445
Ratio of expenses to average net assets.....................       1.10 %(c)           1.28 %(c)
Ratio of net investment income to average net assets........      (0.19)%(c)          (0.42)%(c)
Portfolio turnover (d)......................................      58.23 %             57.69 %

---------
 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX
                                                              MONTHS ENDED       FOR THE PERIOD
                                                               APRIL 30,         JULY 17, 2000
                                                                  2001           TO OCTOBER 31,
                                                              (UNAUDITED)           2000(a)
                                                              ------------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.06              $10.72
                                                                 ------              ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.02)              (0.02)
 Net realized and unrealized loss from investment and
   options transactions.....................................      (0.37)              (0.64)
                                                                 ------              ------
 Total from investment activities...........................      (0.39)              (0.66)
                                                                 ------              ------
DIVIDENDS:
 Net realized gains from investment transactions............      (0.14)                 --
                                                                 ------              ------
 Total dividends............................................      (0.14)                 --
                                                                 ------              ------
NET ASSET VALUE, END OF PERIOD..............................     $ 9.53              $10.06
                                                                 ------              ------
                                                                 ------              ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      (3.83)%(b)          (6.16)%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $3,647              $1,557
Ratio of expenses to average net assets.....................       1.85 %(c)           2.02 %(c)
Ratio of net investment income to average net assets........      (0.94)%(c)          (1.17)%(c)
Portfolio turnover (d)......................................      58.23 %             57.69 %

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX        FOR THE PERIOD
                                                              MONTHS ENDED         AUGUST 9,
                                                               APRIL 30,              2000
                                                                  2001           TO OCTOBER 31,
                                                              (UNAUDITED)           2000(a)
                                                              ------------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.06              $10.04
                                                                 ------              ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.03)              (0.01)
 Net realized and unrealized gain/(loss) from investment and
   options transactions.....................................      (0.36)               0.03
                                                                 ------              ------
 Total from investment activities...........................      (0.39)               0.02
                                                                 ------              ------
DIVIDENDS:
 Net realized gains from investment transactions............      (0.14)                 --
                                                                 ------              ------
 Total dividends............................................      (0.14)                 --
                                                                 ------              ------
NET ASSET VALUE, END OF PERIOD..............................     $ 9.53              $10.06
                                                                 ------              ------
                                                                 ------              ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      (3.83)%(b)           0.20 %(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000's).........................     $   25              $   18
Ratio of expenses to average net assets.....................       1.84 %(c)           2.11 %(c)
Ratio of net investment income to average net assets........      (0.92)%(c)          (1.29)%(c)
Portfolio turnover (d)......................................      58.23 %             57.69 %

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- TRUST SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX
                                                              MONTHS ENDED       FOR THE PERIOD
                                                               APRIL 30,          JULY 1, 2000
                                                                  2001           TO OCTOBER 31,
                                                              (UNAUDITED)           2000(a)
                                                              ------------       --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  10.08            $  10.00
                                                                --------            --------
INVESTMENT ACTIVITIES:
 Net investment income/(loss)...............................        0.00*              (0.01)
 Net realized and unrealized gain/(loss) from investment and
   options transactions.....................................       (0.34)               0.09(b)
                                                                --------            --------
 Total from investment activities...........................       (0.34)               0.08
                                                                --------            --------
DIVIDENDS:
 Net realized gains from investment transactions............       (0.14)                 --
                                                                --------            --------
 Total dividends............................................       (0.14)                 --
                                                                --------            --------
NET ASSET VALUE, END OF PERIOD..............................    $   9.60            $  10.08
                                                                --------            --------
                                                                --------            --------
TOTAL RETURN................................................       (3.33)%(c)           0.80 %(c)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $109,615            $108,487
Ratio of expenses to average net assets.....................        0.84 %(d)           1.01 %(d)
Ratio of net investment income to average net assets........        0.06 %(d)          (0.22)%(d)
Portfolio turnover (e)......................................       58.23 %             57.69 %

---------
 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR INTERNATIONAL EQUITY FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value.................            $201,316,331
Receivable for capital shares
 issued...............................               1,387,000
Tax reclaims receivable...............                 134,975
Prepaid expenses......................                  11,442
                                                  ------------
   TOTAL ASSETS.......................             202,849,748
LIABILITIES:
Accrued expenses and other
 liabilities:
 Administration.......................  $ 6,590
 Other................................   29,730
                                        -------
   TOTAL LIABILITIES..................                  36,320
                                                  ------------
NET ASSETS............................            $202,813,428
                                                  ------------
                                                  ------------
COMPOSITION OF NET ASSETS:
Capital...............................            $177,259,863
Accumulated net investment income.....                 692,697
Accumulated net realized gains from
 investment and foreign currency
 transactions.........................               3,520,970
Unrealized appreciation from
 investment and foreign currency
 transactions.........................              21,339,898
                                                  ------------
NET ASSETS............................            $202,813,428
                                                  ------------
                                                  ------------
Shares Outstanding....................              12,818,622
                                                  ------------
                                                  ------------
Net Asset Value, Offering Price and
 Redemption Price per share...........            $      15.82
                                                  ------------
                                                  ------------

--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Investment income from portfolio......            $  1,593,475
Tax reclaims..........................                  19,061
Foreign tax withholding from
 portfolio............................                (200,635)
Expenses from portfolio...............                (911,923)
                                                  ------------
   TOTAL INVESTMENT INCOME............                 499,978
EXPENSES:
Administration........................  $40,104
Accounting............................    4,015
Registration..........................   13,547
Printing..............................   15,331
Transfer agent........................   12,125
Other.................................   11,658
                                        -------
   TOTAL EXPENSES.....................                  96,780
                                                  ------------
NET INVESTMENT INCOME.................                 403,198
                                                  ------------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized gains from investment and
 foreign currency transactions........               3,535,739
Change in unrealized appreciation
 /depreciation from investments and
 foreign currencies...................             (17,942,072)
                                                  ------------
Net realized/unrealized gains and
 losses from investments and foreign
 currencies...........................             (14,406,333)
                                                  ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS...........................            $(14,003,135)
                                                  ------------
                                                  ------------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                               APRIL 30,      YEAR ENDED
                                                                  2001       OCTOBER 31,
                                                              (UNAUDITED)        2000
                                                              ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $   403,198    $  1,138,489
 Net realized gains from investment and foreign currency
   transactions.............................................    3,535,739      17,513,754
 Change in unrealized appreciation/depreciation from
   investments and foreign currencies.......................  (17,942,072)    (18,216,044)
                                                              ------------   ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  (14,003,135)        436,199
                                                              ------------   ------------
DIVIDENDS:
 Net investment income......................................           --      (1,113,205)
 Net realized gains on investment...........................  (15,528,858)    (10,986,096)
                                                              ------------   ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............  (15,528,858)    (12,099,301)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................   58,841,902      98,205,172
 Dividends reinvested.......................................   12,546,992      11,983,348
 Cost of shares redeemed....................................  (58,880,574)    (50,692,579)
                                                              ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........   12,508,320      59,495,941
                                                              ------------   ------------
CHANGE IN NET ASSETS........................................  (17,023,673)     47,832,839
NET ASSETS:
 Beginning of period........................................  219,837,101     172,004,262
                                                              ------------   ------------
 End of period..............................................  $202,813,428   $219,837,101
                                                              ------------   ------------
                                                              ------------   ------------
SHARE TRANSACTIONS:
 Issued.....................................................    3,660,692       4,690,175
 Reinvested.................................................      750,418         603,844
 Redeemed...................................................   (3,717,436)     (2,424,813)
                                                              ------------   ------------
CHANGE IN SHARES............................................      693,674       2,869,206
                                                              ------------   ------------
                                                              ------------   ------------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               FOR THE SIX
                                               MONTHS ENDED
                                                APRIL 30,                      FOR THE YEARS ENDED OCTOBER 31,
                                                   2001           ---------------------------------------------------------
                                               (UNAUDITED)          2000         1999         1998         1997      1996
                                               ------------       --------     --------     --------     --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $  18.13         $  18.58     $  13.24     $  13.76     $  12.05   $ 10.80
                                                      --------         --------     --------     --------     --------   -------
INVESTMENT ACTIVITIES:
 Net investment income.......................        0.03             0.11         0.09         0.11         0.12      0.11
 Net realized and unrealized gains/(losses)
 from investment and foreign currency
 transactions................................       (1.06)            0.75(a)      5.87         0.32         1.85      1.31
                                                 --------         --------     --------     --------     --------   -------
 Total from investment activities............       (1.03)            0.86         5.96         0.43         1.97      1.42
                                                 --------         --------     --------     --------     --------   -------
DIVIDENDS:
 Net investment income.......................          --            (0.11)       (0.15)       (0.27)       (0.11)   (0.16)
 Net realized gains from investment and
   foreign currency transactions.............       (1.28)           (1.20)       (0.47)       (0.68)       (0.15)   (0.01)
                                                 --------         --------     --------     --------     --------   -------
 Total dividends.............................       (1.28)           (1.31)       (0.62)       (0.95)       (0.26)   (0.17)
                                                 --------         --------     --------     --------     --------   -------
NET ASSET VALUE, END OF PERIOD...............    $  15.82         $  18.13     $  18.58     $  13.24     $  13.76   $ 12.05
                                                 --------         --------     --------     --------     --------   -------
                                                 --------         --------     --------     --------     --------   -------
TOTAL RETURN................................       (6.07)%(c)        4.05%       46.92%        3.49%       16.62%    13.22%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)..........    $202,813         $219,837     $172,004     $120,250     $132,924   $96,977
Ratio of expenses to average net assets......        0.99%(d)         0.90%        1.05%        1.09%        0.91%     1.11%
Ratio of net investment income to average net
 assets......................................        0.38%(d)         0.51%        0.54%        0.75%        0.91%     0.99%
Ratio of expenses to average net assets......        0.99%(d)         0.90%        1.05%        1.09%        0.91%     1.13%(b)
Portfolio turnover (e).................. ....       13.14%           27.81%       34.26%       40.47%       30.00%    23.30%

---------
(a) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND

--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value...................            $7,926,945
Receivable for capital shares issued....                15,863
Receivable from advisor.................                 7,147
Tax reclaims receivable.................                 6,518
Deferred organization costs.............                 1,361
Prepaid expenses........................                10,916
                                                    ----------
   TOTAL ASSETS.........................             7,968,750
LIABILITIES:
Payable for capital shares redeemed.....  $27,626
Accrued expenses and other liabilities:
 Administration.........................      256
 Distribution...........................      623
 Shareholder servicing..................    1,500
 Other..................................    4,135
                                          -------
   TOTAL LIABILITIES....................                34,140
                                                    ----------
NET ASSETS..............................            $7,934,610
                                                    ----------
                                                    ----------
COMPOSITION OF NET ASSETS:
Capital.................................            $6,567,264
Accumulated net investment loss.........               (13,618)
Accumulated net realized gains from
 investment and foreign currency
 transactions...........................               264,205
Unrealized appreciation from investment
 and foreign currency transactions......             1,116,759
                                                    ----------
NET ASSETS..............................            $7,934,610
                                                    ----------
                                                    ----------
CLASS A (INVESTOR) SHARES
Net Assets..............................            $7,347,107
Shares Outstanding......................               498,760
Net Asset Value and Redemption Price per
 share..................................            $    14.73
                                                    ----------
                                                    ----------
Maximum Offering Price per share (Net
 asset value/(100%-maximum sales charge
 of 5.00%)).............................            $    15.51
                                                    ----------
                                                    ----------
CLASS B SHARES
Net Assets..............................            $  368,517
Shares Outstanding......................                25,707
Net Asset Value, Offering Price and
 Redemption Price per share*............            $    14.34
                                                    ----------
                                                    ----------
CLASS C SHARES
Net Assets..............................            $  218,986
Shares Outstanding......................                15,128
Net Asset Value, Offering Price and
 Redemption Price per share*............            $    14.48
                                                    ----------
                                                    ----------
--------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT LOSS:
Investment Income from portfolio.........            $  59,049
Tax reclaims.............................                1,738
Foreign tax withholding from portfolio...               (7,521)
Expenses from portfolio..................              (33,578)
                                                     ---------
   TOTAL INVESTMENT INCOME...............               19,688
EXPENSES:
Administration...........................  $ 1,476
Distribution:
 Class B Shares..........................    1,304
 Class C Shares..........................      858
Shareholder servicing:
 Class A (Investor) Shares...............    8,661
 Class B Shares..........................      435
 Class C Shares..........................      286
Accounting...............................   12,071
Transfer agent...........................   23,480
Other....................................    6,591
                                           -------
 Total expenses before reimbursements....               55,162
 Reimbursements..........................              (17,088)
                                                     ---------
 NET EXPENSES............................               38,074
                                                     ---------
NET INVESTMENT LOSS......................              (18,386)
                                                     ---------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized gains from investment and
 foreign currency transactions...........              264,775
Change in unrealized appreciation
 /depreciation from investments and
 foreign currencies......................             (722,889)
                                                     ---------
Net realized/unrealized losses from
 investments and foreign currencies......             (458,114)
                                                     ---------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................            $(476,500)
                                                     ---------
                                                     ---------

---------

* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE SIX          FOR THE
                                                               MONTHS ENDED       YEAR ENDED
                                                              APRIL 30, 2001      OCTOBER 31,
                                                               (UNAUDITED)           2000
                                                              --------------      -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss........................................    $  (18,386)       $  (48,642)
 Net realized gains from investment and foreign currency
   transactions.............................................       264,775           773,517
 Change in unrealized appreciation/depreciation from
   investment and foreign currencies........................      (722,889)         (406,702)
                                                                ----------        ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      (476,500)          318,173
                                                                ----------        ----------
DIVIDENDS:
 Net realized gains from investment and foreign currency
   transactions:
   Class A (Investor) Shares................................      (617,961)         (105,101)
   Class B Shares...........................................       (30,934)           (1,339)
   Class C Shares...........................................       (21,281)             (955)
                                                                ----------        ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............      (670,176)         (107,395)
                                                                ----------        ----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........     1,222,270          (677,152)
                                                                ----------        ----------
CHANGE IN NET ASSETS........................................        75,594          (466,374)
NET ASSETS:
 Beginning of period........................................     7,859,016         8,325,390
                                                                ----------        ----------
 End of period..............................................    $7,934,610        $7,859,016
                                                                ----------        ----------
                                                                ----------        ----------

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 FOR THE SIX
                                                 MONTHS ENDED                                                     FOR THE PERIOD
                                                  APRIL 30,             FOR THE YEARS ENDED OCTOBER 31,           AUGUST 26, 1996
                                                     2001          ------------------------------------------     TO OCTOBER 31,
                                                 (UNAUDITED)        2000        1999        1998        1997          1996(a)
                                                 ------------      ------      ------      ------      ------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD...........     $17.21         $16.90      $11.64      $11.57      $10.15         $10.00
                                                    ------         ------      ------      ------      ------         ------
INVESTMENT ACTIVITIES:
 Net investment loss...........................      (0.03)         (0.11)      (0.04)      (0.01)      (0.00)*           --
 Net realized and unrealized gains/(losses)
   from investment and foreign currency
   transactions................................      (0.99)          0.64        5.32        0.23        1.43           0.15
                                                    ------         ------      ------      ------      ------         ------
 Total from investment activities..............      (1.02)          0.53        5.28        0.22        1.43           0.15
                                                    ------         ------      ------      ------      ------         ------
DIVIDENDS:
 Net investment income.........................         --             --       (0.02)      (0.08)      (0.01)            --
 Net realized gains from investment and foreign
   currency transactions.......................      (1.46)         (0.22)         --       (0.07)      (0.00)*           --
                                                    ------         ------      ------      ------      ------         ------
 Total dividends...............................      (1.46)         (0.22)      (0.02)      (0.15)      (0.01)            --
                                                    ------         ------      ------      ------      ------         ------
NET ASSET VALUE, END OF PERIOD.................     $14.73         $17.21      $16.90      $11.64      $11.57         $10.15
                                                    ------         ------      ------      ------      ------         ------
                                                    ------         ------      ------      ------      ------         ------
TOTAL RETURN (EXCLUDES SALES CHARGE)...........      (6.42)%(b)      3.05 %     45.41 %      1.96 %     14.08 %         1.50 %(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)............     $7,347         $7,252      $8,138      $6,070      $3,660         $  142
Ratio of expenses to average net assets........       1.85 %(c)      1.85 %      1.86 %      1.77 %      1.71 %         1.69 %(c)
Ratio of net investment income to average net
 assets........................................      (0.43)%(c)     (0.49)%     (0.30)%     (0.08)%     (0.16)%         0.05 %(c)
Ratio of expenses to average net assets (d)....       2.30 %(c)      2.43 %      2.44 %      1.86 %      4.10 %        33.34 %(c)
Portfolio turnover (e).........................      13.14 %        27.81 %     34.26 %     40.47 %     30.00 %        23.30 %

---------
*  Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX          FOR THE YEARS
                                                              MONTHS ENDED             ENDED             FOR THE PERIOD
                                                               APRIL 30,            OCTOBER 31,          JANUARY 6, 1998
                                                                  2001          --------------------     TO OCTOBER 31,
                                                              (UNAUDITED)        2000         1999           1998(a)
                                                              ------------      ------      --------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $16.85         $16.69      $  11.57         $11.45
                                                                 ------         ------      --------         ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.09)         (0.10)        (0.12)         (0.07)
 Net realized and unrealized gains/(losses) from investment
   and
   foreign currency transactions............................      (0.96)          0.48          5.24           0.19
                                                                 ------         ------      --------         ------
 Total from investment activities...........................      (1.05)          0.38          5.12           0.12
                                                                 ------         ------      --------         ------
DIVIDENDS:
 Net realized gains from investment and foreign currency
   transactions.............................................      (1.46)         (0.22)           --             --
                                                                 ------         ------      --------         ------
 Total dividends............................................      (1.46)         (0.22)           --             --
                                                                 ------         ------      --------         ------
NET ASSET VALUE, END OF PERIOD..............................     $14.34         $16.85      $  16.69         $11.57
                                                                 ------         ------      --------         ------
                                                                 ------         ------      --------         ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      (6.76)%(b)      2.18 %       44.25 %         1.05 %(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $  369         $  358      $     90         $   42
Ratio of expenses to average net assets.....................       2.60 %(c)      2.60 %        2.59 %         2.52 %(c)
Ratio of net investment income to average net assets........      (1.17)%(c)     (1.17)%       (1.04)%        (0.83)%(c)
Ratio of expenses to average net assets (d).................       3.06 %(c)      2.96 %        3.24 %         2.61 %(c)
Portfolio turnover (e)......................................      13.14 %        27.81 %       34.26 %        40.47 %

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX
                                                              MONTHS ENDED       FOR THE YEAR        FOR THE PERIOD
                                                               APRIL 30,            ENDED           NOVEMBER 4, 1998
                                                                  2001           OCTOBER 31,         TO OCTOBER 31,
                                                              (UNAUDITED)            2000               1999(a)
                                                              ------------       ------------       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $17.00             $16.84               $11.88
                                                                 ------             ------               ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.09)             (0.14)               (0.08)
 Net realized and unrealized gains/(losses) from investment
   and
   foreign currency transactions............................      (0.97)              0.52                 5.04
                                                                 ------             ------               ------
 Total from investment activities...........................      (1.06)              0.38                 4.96
                                                                 ------             ------               ------
DIVIDENDS:
 Net realized gains from investment and foreign currency
   transactions.............................................      (1.46)             (0.22)                  --
                                                                 ------             ------               ------
 Total dividends............................................      (1.46)             (0.22)                  --
                                                                 ------             ------               ------
NET ASSET VALUE, END OF PERIOD..............................     $14.48             $17.00               $16.84
                                                                 ------             ------               ------
                                                                 ------             ------               ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      (6.76)%(b)          2.10 %              41.84 %(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $  219             $  248               $   98
Ratio of expenses to average net assets.....................       2.60 %(c)          2.60 %               2.57 %(c)
Ratio of net investment income to average net assets........      (1.20)%(c)         (1.14)%              (1.01)%(c)
Ratio of expenses to average net assets (d).................       3.05 %(c)          2.96 %               3.15 %(c)
Portfolio turnover (e)......................................      13.14 %            27.81 %              34.26 %

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR SMALL CAP EQUITY FUND

--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value.................            $223,025,270
Receivable for capital shares
 issued...............................               1,930,000
Deferred organization costs...........                   1,592
Prepaid expenses......................                   5,244
                                                  ------------
   TOTAL ASSETS.......................             224,962,106
LIABILITIES:
Accrued expenses and other
 liabilities:
 Administration.......................  $ 6,845
 Other................................   27,978
                                        -------
   TOTAL LIABILITIES..................                  34,823
                                                  ------------
NET ASSETS............................            $224,927,283
                                                  ------------
                                                  ------------
COMPOSITION OF NET ASSETS:
Capital...............................            $219,218,932
Accumulated net investment losses.....                (779,264)
Dividends in excess of accumulated net
 realized gains from investment
 transactions.........................              (5,022,571)
Unrealized appreciation from
 investment transactions..............              11,510,186
                                                  ------------
NET ASSETS............................            $224,927,283
                                                  ------------
                                                  ------------
Shares Outstanding....................              16,625,167
                                                  ------------
                                                  ------------
Net Asset Value, Offering Price and
 Redemption Price per share...........            $      13.53
                                                  ------------
                                                  ------------
---------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT LOSS:
Investment income from portfolio......            $    421,888
Foreign tax withholding from
 portfolio............................                     (63)
Expenses from portfolio...............              (1,095,104)
                                                  ------------
   TOTAL INVESTMENT LOSS..............                (673,279)
EXPENSES:
Administration........................  $44,024
Accounting............................    4,021
Registration..........................    9,783
Printing..............................   18,774
Transfer agent........................   14,739
Other.................................   14,644
                                        -------
   TOTAL EXPENSES.....................                 105,985
                                                  ------------
NET INVESTMENT INCOME.................                (779,264)
                                                  ------------
NET REALIZED/UNREALIZED LOSSES FROM
 INVESTMENTS:
Net realized losses from investment
 transactions.........................              (3,949,781)
Change in unrealized
 appreciation/depreciation from
 investments..........................             (16,593,507)
                                                  ------------
Net realized/unrealized losses from
 investments..........................             (20,543,288)
                                                  ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS...........................            $(21,322,552)
                                                  ------------
                                                  ------------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED        FOR THE
                                                               APRIL 30,         YEAR ENDED
                                                                  2001          OCTOBER 31,
                                                              (UNAUDITED)           2000
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss........................................  $  (779,264)      $ (1,495,099)
 Net realized gains/(losses) from investment transactions...   (3,949,781)        64,934,444
 Change in unrealized appreciation/depreciation from
   investments..............................................  (16,593,507)        18,833,299
                                                              ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  (21,322,552)        82,272,644
                                                              ------------      ------------
DIVIDENDS:
 Net realized gains from investment transactions............  (40,029,122)       (16,264,282)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.........  (40,029,122)       (16,264,282)
                                                              ------------      ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................   81,908,131        243,832,983
 Dividends reinvested.......................................   31,482,604         16,264,282
 Cost of shares redeemed....................................  (80,835,820)      (220,919,632)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........   32,554,915         39,177,633
                                                              ------------      ------------
CHANGE IN NET ASSETS........................................  (28,796,759)       105,185,995
NET ASSETS:
 Beginning of period........................................  253,724,042        148,538,047
                                                              ------------      ------------
 End of period..............................................  $224,927,283      $253,724,042
                                                              ------------      ------------
                                                              ------------      ------------
SHARE TRANSACTIONS:
 Issued.....................................................    5,761,757         14,316,985
 Reinvested.................................................    2,431,089          1,146,179
 Redeemed...................................................   (5,816,800)       (13,043,328)
                                                              ------------      ------------
CHANGE IN SHARES............................................    2,376,046          2,419,836
                                                              ------------      ------------
                                                              ------------      ------------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                        FOR THE SIX
                                        MONTHS ENDED                                                       FOR THE PERIOD
                                         APRIL 30,                FOR THE YEARS ENDED OCTOBER 31,         SEPTEMBER 3, 1996
                                            2001           ---------------------------------------------   TO OCTOBER 31,
                                        (UNAUDITED)          2000       1999       1998           1997         1996(a)
                                        ------------       --------   --------   --------       --------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..    $  17.81         $  12.56   $  11.48   $  13.44       $  10.63       $ 10.00
                                          --------         --------   --------   --------       --------       -------
INVESTMENT ACTIVITIES:
 Net investment loss..................       (0.03)           (0.10)     (0.09)     (0.09)         (0.06)           --
 Net realized and unrealized
   gains/(losses) from investments....       (1.51)            6.73       2.65      (0.49)          2.93          0.63
                                          --------         --------   --------   --------       --------       -------
 Total from investment activities.....       (1.54)            6.63       2.56      (0.58)          2.87          0.63
                                          --------         --------   --------   --------       --------       -------
DIVIDENDS
 In excess of net investment income...          --               --      (0.03)        --             --            --
 Net realized gains from
   investments........................       (2.74)           (1.38)     (1.45)     (1.38)         (0.06)           --
                                          --------         --------   --------   --------       --------       -------
 Total dividends......................       (2.74)           (1.38)     (1.48)     (1.38)         (0.06)           --
                                          --------         --------   --------   --------       --------       -------
NET ASSET VALUE, END OF PERIOD........    $  13.53         $  17.81   $  12.56   $  11.48       $  13.44       $ 10.63
                                          --------         --------   --------   --------       --------       -------
                                          --------         --------   --------   --------       --------       -------
TOTAL RETURN..........................       (7.94)%(b)       55.59%     24.63%     (4.27)%        27.18%         6.30% (b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)...    $224,927         $253,724   $148,538   $112,935       $137,996       $92,842
Ratio of expenses to average net
 assets...............................        1.07%(c)         1.05%      1.18%      1.14%          1.02%         0.91% (c)
Ratio of net investment income to
 average net assets...................       (0.70)%(c)       (0.68)%    (0.81)%    (0.68)%        (0.50)%       (0.28)%(c)
Ratio of expenses to average net
 assets...............................        1.07%(c)         1.05%      1.18%      1.16%(d)       1.03%(d)      1.17% (c)(d)
Portfolio turnover (e)................       19.19%           79.51%     77.74%    154.69%         92.18%        50.55%

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value.................             $16,153,754
Receivable for capital shares
 issued...............................                   4,398
Receivable from investment
 management...........................                   4,615
Deferred organization costs...........                   1,328
Prepaid expenses......................                  11,263
                                                   -----------
   TOTAL ASSETS.......................              16,175,358
LIABILITIES:
Payable for capital shares redeemed...  $154,872
Accrued expenses and other
 liabilities:
 Administration.......................       498
 Distribution.........................     1,125
 Shareholder servicing................     4,638
 Other................................    10,999
                                        --------
   TOTAL LIABILITIES..................                 172,132
                                                   -----------
NET ASSETS............................             $16,003,226
                                                   -----------
                                                   -----------
COMPOSITION OF NET ASSETS:
Capital...............................             $15,332,500
Accumulated net investment losses.....                (106,391)
Dividends in excess of net realized
 gains from investment transactions...                 (86,502)
Unrealized appreciation from
 investments..........................                 863,619
                                                   -----------
NET ASSETS............................             $16,003,226
                                                   -----------
                                                   -----------
CLASS A (INVESTOR) SHARES
Net Assets............................             $13,910,690
Shares Outstanding....................               1,207,296
Net Asset Value and Redemption Price
 per share............................             $     11.52
                                                   -----------
                                                   -----------
Maximum Offering Price per share
 (Net asset value/(100% -- maximum
 sales charge of 5.00%))..............             $     12.13
                                                   -----------
                                                   -----------
CLASS B SHARES
Net Assets............................             $ 1,432,322
Shares Outstanding....................                 128,239
Net Asset Value, Offering Price and
 Redemption Price per share*..........             $     11.17
                                                   -----------
                                                   -----------
CLASS C SHARES
Net Assets............................             $   660,214
Shares Outstanding....................                  58,596
Net Asset Value, Offering Price and
 Redemption Price per share*..........             $     11.27
                                                   -----------
                                                   -----------
--------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT LOSS:
Investment income from portfolio........            $    29,135
Foreign tax withholding from
 portfolio..............................                     (4)
Expenses from portfolio.................                (76,306)
                                                    -----------
   TOTAL INVESTMENT LOSS................                (47,175)
EXPENSES:
Administration..........................  $ 3,065
Distribution:
 Class B Shares.........................    4,601
 Class C Shares.........................    2,387
Shareholder servicing:
 Class A (Investor) Shares..............   17,130
 Class B Shares.........................    1,534
 Class C Shares.........................      796
Accounting..............................   12,071
Transfer agent..........................   27,652
Other...................................    7,636
                                          -------
 Total expenses before reimbursements...                 76,872
 Reimbursements.........................                (17,656)
                                                    -----------
   NET EXPENSES.........................                 59,216
                                                    -----------
NET INVESTMENT LOSS.....................               (106,391)
                                                    -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized gains from investment
 transactions...........................                  2,222
Change in unrealized
 appreciation/depreciation from
 investments............................             (1,367,495)
                                                    -----------
Net realized/unrealized losses from
 investments............................             (1,365,273)
                                                    -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................            $(1,471,664)
                                                    -----------
                                                    -----------

---------

* Redemption price per share varies based on length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE SIX          FOR THE
                                                               MONTHS ENDED       YEAR ENDED
                                                              APRIL 30, 2001      OCTOBER 31,
                                                               (UNAUDITED)           2000
                                                              --------------      -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss........................................    $  (106,391)      $  (248,795)
 Net realized gains from investment transactions............          2,222         6,334,113
 Change in unrealized appreciation/depreciation from
   investments..............................................     (1,367,495)        1,367,057
                                                                -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     (1,471,664)        7,452,375
                                                                -----------       -----------
DIVIDENDS:
 Net realized gains from investment transactions:
   Class A (Investor) Shares................................     (4,482,911)       (1,264,593)
   Class B Shares...........................................       (382,267)          (53,066)
   Class C Shares...........................................       (207,645)          (28,892)
                                                                -----------       -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............     (5,072,823)       (1,346,551)
                                                                -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      5,152,031        (2,550,305)
                                                                -----------       -----------
CHANGE IN NET ASSETS........................................     (1,392,456)        3,555,519
NET ASSETS:
 Beginning of period........................................     17,395,682        13,840,163
                                                                -----------       -----------
 End of period..............................................    $16,003,226       $17,395,682
                                                                -----------       -----------
                                                                -----------       -----------

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                            FOR THE SIX
                                            MONTHS ENDED                                                 FOR THE PERIOD
                                             APRIL 30,            FOR THE YEARS ENDED OCTOBER 31,      SEPTEMBER 23, 1996
                                                2001           -------------------------------------     TO OCTOBER 31,
                                            (UNAUDITED)         2000      1999       1998      1997         1998(a)
                                            ------------       -------   -------   --------   ------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $ 18.75          $ 13.19   $ 11.33   $  12.37   $ 9.80         $10.00
                                              -------          -------   -------   --------   ------         ------
INVESTMENT ACTIVITIES:
 Net investment loss......................      (0.07)           (0.26)    (0.19)     (0.13)   (0.07)            --
 Net realized and unrealized gain/(losses)
    from investment transactions..........      (1.73)            7.13      2.78      (0.46)    2.64          (0.20)
                                              -------          -------   -------   --------   ------         ------
 Total from investment activities.........      (1.80)            6.87      2.59      (0.59)    2.57          (0.20)
                                              -------          -------   -------   --------   ------         ------
DIVIDENDS:
 Net investment income....................         --               --     (0.04)        --       --             --
 Net realized gains from investment
   transactions...........................      (5.43)           (1.31)    (0.69)     (0.45)   (0.00)*           --
                                              -------          -------   -------   --------   ------         ------
 Total dividends..........................      (5.43)           (1.31)    (0.73)     (0.45)   (0.00)*           --
                                              -------          -------   -------   --------   ------         ------
NET ASSET VALUE, END OF PERIOD............    $ 11.52          $ 18.75   $ 13.19   $  11.33   $12.37         $ 9.80
                                              -------          -------   -------   --------   ------         ------
                                              -------          -------   -------   --------   ------         ------
TOTAL RETURN (EXCLUDES SALES CHARGE)......      (8.38)%(b)       54.54 %   23.80 %    (4.68)%  26.28 %        (2.00)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).......    $13,911          $15,415   $13,015   $ 13,137   $9,983         $3,184
Ratio of expenses to average net assets...       1.65 %(c)        1.65 %    1.75 %     1.63 %   1.55 %         1.22 %(c)
Ratio of net investment income to average
  net assets..............................      (1.28)%(c)       (1.29)%   (1.38)%    (1.17)%  (1.05)%        (0.28)%(c)
Ratio of expenses to average net
  assets (d)..............................       1.88 %(c)        1.84 %    2.14 %     1.64 %   2.01 %         2.90 %(c)
Portfolio turnover (e)....................      19.19 %          79.51 %   77.74 %   154.69 %  92.18 %        50.55 %

---------
 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX      FOR THE YEARS
                                                              MONTHS ENDED         ENDED         FOR THE PERIOD
                                                               APRIL 30,        OCTOBER 31,      JANUARY 6, 1998
                                                                  2001       -----------------   TO OCTOBER 31,
                                                              (UNAUDITED)     2000       1999        1998(a)
                                                              -----------     ----       ----    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $18.40      $13.06     $11.31       $ 11.65
                                                                 ------      ------     ------       -------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.10)      (0.28)     (0.23)        (0.09)
 Net realized and unrealized gains/(losses) from investment
   transactions.............................................      (1.70)       6.93       2.71         (0.25)
                                                                 ------      ------     ------       -------
 Total from investment activities...........................      (1.80)       6.65       2.48         (0.34)
                                                                 ------      ------     ------       -------
DIVIDENDS:
 In excess of net investment income.........................         --          --      (0.04)           --
 Net realized gains from investment transactions............      (5.43)      (1.31)     (0.69)           --
                                                                 ------      ------     ------       -------
 Total dividends............................................      (5.43)      (1.31)     (0.73)           --
                                                                 ------      ------     ------       -------
NET ASSET VALUE, END OF PERIOD..............................     $11.17      $18.40     $13.06       $ 11.31
                                                                 ------      ------     ------       -------
                                                                 ------      ------     ------       -------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      (8.62)%(b)  53.30 %    22.93 %       (2.92)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $1,432      $1,273     $  536       $   349
Ratio of expenses to average net assets.....................       2.40 %(c)   2.40 %     2.48 %        2.38 %(c)
Ratio of net investment income to average net assets........      (2.03)%(c)  (2.02)%    (2.12)%       (1.92)%(c)
Ratio of expenses to average net assets (d).................       2.63 %(c)   2.49 %     2.92 %        2.39 %(c)
Portfolio turnover (e)......................................      19.19 %     79.51 %    77.74 %      154.69 %

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE SIX
                                                              MONTHS ENDED       FOR THE YEAR    FOR THE PERIOD
                                                               APRIL 30,            ENDED       NOVEMBER 4, 1998
                                                                  2001           OCTOBER 31,     TO OCTOBER 31,
                                                              (UNAUDITED)            2000           1999(a)
                                                              ------------       ------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $18.51             $13.13           $11.55
                                                                 ------             ------           ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.11)             (0.32)           (0.10)
 Net realized and unrealized gains/(losses) from investment
   transactions.............................................      (1.70)              7.01             2.41
                                                                 ------             ------           ------
   Total from investment activities.........................      (1.81)              6.69             2.31
                                                                 ------             ------           ------
DIVIDENDS:
 In excess of net investment income.........................         --                 --            (0.04)
 Net realized gains from investment transactions............      (5.43)             (1.31)           (0.69)
                                                                 ------             ------           ------
   Total dividends..........................................      (5.43)             (1.31)           (0.73)
                                                                 ------             ------           ------
NET ASSET VALUE, END OF PERIOD..............................     $11.27             $18.51           $13.13
                                                                 ------             ------           ------
                                                                 ------             ------           ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      (8.60)%(b)         53.32 %          21.00%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $  660             $  707           $  289
Ratio of expenses to average net assets.....................       2.40 %(c)          2.40 %           2.38 %(c)
Ratio of net investment income to average net assets........      (2.03)%(c)         (2.02)%          (2.02)%(c)
Ratio of expenses to average net assets(d)..................       2.63%(c)           2.46 %           2.77 %(c)
Portfolio turnover(e).......................................      19.19 %            79.51 %          77.74 %

---------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

1.  ORGANIZATION:

     The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987 and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                                            SHORT NAME                 TRUST
----                                                            ----------                 -----
HSBC Investor Limited Maturity Fund                   Limited Maturity Fund                Trust
HSBC Investor Fixed Income Fund                       Fixed Income Fund                Advisor Trust
HSBC Investor Bond Fund                               Bond Fund                            Trust
HSBC Investor New York Tax-Free Bond Fund             New York Tax-Free Bond Fund          Trust
HSBC Investor Balanced Fund                           Balanced Fund                        Trust
HSBC Investor Equity Fund                             Equity Fund                          Trust
HSBC Investor Growth and Income Fund                  Growth and Income Fund               Trust
HSBC Investor Mid-Cap Fund                            Mid-Cap Fund                         Trust
HSBC Investor International Equity Fund               International Equity Fund        Advisor Trust
HSBC Investor Overseas Equity Fund                    Overseas Equity Fund                 Trust
HSBC Investor Small Cap Equity Fund                   Small Cap Equity Fund            Advisor Trust
HSBC Investor Opportunity Fund                        Opportunity Fund                     Trust

     The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

     On April 2, 2001, the Growth and Income Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of a collective investment trust (the 'CTF') as part of a tax-free reorganization of the CTF. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

Class Y (Adviser) Shares....................................    18,529,921
Net assets acquired.........................................  $185,299,210
Net asset value.............................................  $      10.00
Unrealized appreciation.....................................  $ 15,055,997

     The Limited Maturity Fund, Fixed Income Fund, Bond Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below), per the following schedule:

                                                                         PROPORTIONATE
                                                                          INTEREST ON
FUND                                   RESPECTIVE PORTFOLIO              APRIL 30, 2001
----                                   --------------------              --------------
Limited Maturity Fund      HSBC Investor Limited Maturity Portfolio          43.7%
Fixed Income Fund          HSBC Investor Fixed Income Portfolio              61.9%
Bond Fund                  HSBC Investor Fixed Income Portfolio               1.9%
International Equity Fund  HSBC Investor International Equity Portfolio      64.4%
Overseas Equity Fund       HSBC Investor International Equity Portfolio       2.5%
Small Cap Equity Fund      HSBC Investor Small Cap Equity Portfolio          68.1%
Opportunity Fund           HSBC Investor Small Cap Equity Portfolio           4.9%

     The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolio Trust (the 'Portfolio Trust'), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

     The Limited Maturity Fund, New York Tax-Free Bond Fund, Balanced Fund, Equity Fund, and the Growth and Income Fund each offers four classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares and
   Class Y (Adviser) Shares. The Mid-Cap Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed

                                   Continued

HSBC INVESTOR FUNDS
SBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

   Income Fund, International Equity Fund, and the Small Cap Equity Fund each offers one class of shares. The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares, Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

2.  SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:
   A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees.

   B.  FEEDER FUNDS

     The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

   SECURITIES TRANSACTIONS AND RELATED INCOME:
   A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

     Security transactions are accounted for on the date the security is purchased or sold ('trade date'). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

   B.  FEEDER FUNDS

     The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

   FUTURES CONTRACTS:

     The New York Tax-Free Bond Fund and Equity Fund invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the New York Tax-Free Bond Fund and Equity

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

   Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

     Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

     Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

   OPTIONS:

     The Mid-Cap Fund writes covered call options against some of the securities in its portfolio provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss.

   EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

   ORGANIZATION EXPENSES:

     Costs incurred in connection with the organization and initial registration of the Trusts, which have been allocated among the Funds, have been deferred and are being amortized over a five year period, beginning with each Fund's commencement of operations, except for the Limited Maturity Fund, Balanced Fund, Growth and Income Fund and Mid-Cap Fund, which were expensed as incurred.

   DIVIDENDS TO SHAREHOLDERS:

     The Limited Maturity Fund, New York Tax-Free Bond Fund, Fixed Income Fund, and the Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Equity Fund, semi-annually in the case of the Balanced Fund, Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

     The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification. For the six months ended April 30, 2001, no reclassifications have been made to increase (decrease) such accounts.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

   FEDERAL INCOME TAXES:

     Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  CALL OPTIONS WRITTEN

     The following is a summary of covered call option activity for the six months ended April 30, 2001:

                                                                    NUMBER OF    PREMIUMS
                                                                    CONTRACTS    RECEIVED
                                                                    ---------    --------
      Options outstanding at October 31, 2000.....................       --     $       --
      Options written.............................................    2,763      1,049,949
      Options terminated in closing purchase transactions.........    1,823        622,871
                                                                      -----     ----------
      Options outstanding at April 30, 2001.......................      940     $  427,078
                                                                      -----     ----------
                                                                      -----     ----------

4.  RELATED PARTY TRANSACTIONS WITH AFFILIATES:

   INVESTMENT MANAGEMENT:

     HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Balanced Fund, Growth and Income Fund and Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual percentage rate of:

      FUND                                                          FEE RATE
      ----                                                          --------
      New York Tax-Free Bond Fund.................................   0.25%
      Balanced Fund...............................................   0.55%
      Growth and Income Fund......................................   0.55%
      Mid-Cap Fund................................................   0.55%

     HSBC also serves as Investment Adviser to the Equity Fund. Alliance Capital Management L.P. and Institutional Capital Corporation serve as Sub-Investment Advisers to the Equity Fund. For their services as Investment Adviser and Sub-Investment Advisers to the Equity Fund, HSBC, Alliance Capital Management and Institutional Capital Corporation are entitled to receive in the aggregate a fee, computed daily and paid monthly, based on the following schedule:

      BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
      ---------------------------------                             --------
      Up to $50 million...........................................   0.500%
      In excess of $50 million but not exceeding $100 million.....   0.425%
      In excess of $100 million but not exceeding $200 million....   0.375%
      In excess of $200 million...................................   0.325%

   ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), who serves the Trusts as Administrator, is a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated. Such officers are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

      BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
      ---------------------------------                             --------
      Up to $1 billion............................................   0.10%
      In excess of $1 billion but not exceeding $2 billion........   0.08%
      In excess of $2 billion.....................................   0.07%

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets.

   DISTRIBUTION PLAN:

     BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds for amounts representing actual expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, recovered $140,691 in commissions from sales of the funds of which $267 was reallowed to affiliated brokers and dealers. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares and Class C Shares. In addition, the Distributor retains a portion of the front-end sales charge of Class A (Investor) Shares. For the period ended April 30, 2001 neither the Distributor nor HSBC have retained any monies from dealer commissions.

   SHAREHOLDER SERVICING:

     The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

   FEE REDUCTIONS:

     The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the New York Tax-Free Bond Fund, Bond Fund, Overseas Equity Fund, Opportunity Fund and the Limited Maturity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

      FUND                                                          CLASS                     EXPENSE LIMITATION
      ----                                                          -----                     ------------------
      Limited Maturity Fund                                           A                              1.10%
      Limited Maturity Fund                                           B                              1.85
      Limited Maturity Fund                                           C                              1.85
      Limited Maturity Fund                                           Y                              0.85
      Bond Fund                                                       A                              1.10
      Bond Fund                                                       B                              1.85
      Bond Fund                                                       C                              1.85
      New York Tax-Free Bond Fund                                     A                              0.95
      New York Tax-Free Bond Fund                                     B                              1.70
      New York Tax-Free Bond Fund                                     C                              1.70
      New York Tax-Free Bond Fund                                     Y                              0.70
      Overseas Equity Fund                                            A                              1.85
      Overseas Equity Fund                                            B                              2.60
      Overseas Equity Fund                                            C                              2.60
      Opportunity Fund                                                A                              1.65
      Opportunity Fund                                                B                              2.40
      Opportunity Fund                                                C                              2.40

   FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

     BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Equity Fund, Balanced Fund and Growth and Income Fund. For services to the Funds, BISYS Ohio and HSBC receive an annual per fund fee accrued daily and paid monthly.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

5.  INVESTMENT TRANSACTIONS:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended April 30, 2001 totaled:

                                                                     PURCHASES       SALES
                                                                     ---------       -----
      New York Tax-Free Bond Fund.................................  $ 6,795,774   $        --
      Balanced Fund...............................................   20,279,499     3,221,474
      Equity Fund.................................................   57,221,115    82,409,447
      Growth and Income Fund......................................    6,275,534     8,875,551
      Mid-Cap Fund................................................   64,283,977    57,721,533

     Contributions and withdrawals of the respective Portfolios for the six months ended April 30, 2001 totaled:

                                                                    CONTRIBUTIONS   WITHDRAWALS
                                                                    -------------   -----------
      Limited Maturity Fund.......................................   $36,995,187    $ 3,507,654
      Fixed Income Fund...........................................    22,191,582     22,377,411
      Bond Fund...................................................     1,022,722      1,106,368
      International Equity Fund...................................    58,218,132     63,349,627
      Overseas Equity Fund........................................     1,415,552        935,787
      Small Cap Equity Fund.......................................    79,978,021     92,234,337
      Opportunity Fund............................................     1,666,630      1,513,033

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001

6.  CAPITAL SHARE TRANSACTIONS:

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Transactions in capital and shares of beneficial interest for the Fixed Income Fund, the International Equity Fund, and the Small Cap Equity Fund are in the Statement of Changes in Net Assets. Transactions in capital and shares of beneficial interest by class for all other Funds were as follows:

                                      LIMITED MATURITY
                                            FUND                    BOND FUND                 NEW YORK TAX-FREE BOND FUND
                                      -----------------   ------------------------------   ---------------------------------
                                       FOR THE PERIOD       FOR THE SIX     FOR THE YEAR   FOR THE SIX MONTHS   FOR THE YEAR
                                       ENDED APRIL 30,     MONTHS ENDED        ENDED        ENDED APRIL 30,        ENDED
                                           2001(a)        APRIL 30, 2001    OCTOBER 31,           2001          OCTOBER 31,
                                         (UNAUDITED)        (UNAUDITED)         2000          (UNAUDITED)           2000
                                         -----------        -----------         ----          -----------           ----
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
 Proceeds from shares issued........     $     3,346         $ 392,628      $   807,920       $ 8,026,112       $  5,467,875
 Dividends reinvested...............              28           101,691          258,495           273,257            720,325
 Cost of shares redeemed............              --          (833,265)      (1,561,013)       (1,844,192)       (11,805,447)
                                         -----------         ---------      -----------       -----------       ------------
Class A (Investor) Shares capital
 transactions.......................           3,374          (338,946)        (494,598)        6,455,177         (5,617,247)
                                         -----------         ---------      -----------       -----------       ------------
CLASS B SHARES:
 Proceeds from shares issued........         265,236           476,739           35,389         1,492,359            270,380
 Dividends reinvested...............             531             8,967           18,465            15,366             23,676
 Cost of shares redeemed............              --          (109,983)        (119,914)          (26,137)           (49,099)
                                         -----------         ---------      -----------       -----------       ------------
Class B Shares capital
 transactions.......................         265,767           375,723          (66,060)        1,481,588            244,957
                                         -----------         ---------      -----------       -----------       ------------
CLASS C SHARES:
 Proceeds from shares issued........         150,540           134,501               --           151,200            260,865
 Dividends reinvested...............             490             4,052            8,233             3,844              9,985
 Cost of shares redeemed............              --           (81,434)         (21,189)         (224,040)          (119,349)
                                        -----------         ---------      -----------       -----------       ------------
Class C Shares capital
 transactions.......................         151,030            57,119          (12,956)          (68,996)           151,501
                                        -----------         ---------      -----------       -----------       ------------
CLASS Y (ADVISER) SHARES:
 Proceeds from shares issued........      36,561,973                --               --         1,150,000          1,903,903
 Dividends reinvested...............         203,145                --               --            83,260            144,977
 Cost of shares redeemed............      (3,532,213)               --               --        (2,010,066)        (1,438,762)
                                        -----------         ---------      -----------       -----------       ------------
Class Y (Adviser) Shares capital
 transactions.......................      33,232,905                --               --          (776,806)           610,118
                                         -----------         ---------      -----------       -----------       ------------
Change in net assets from capital
 transactions.......................     $33,653,076         $  93,896      $  (573,614)      $ 7,090,963       $ (4,610,671)
                                         -----------         ---------      -----------       -----------       ------------
                                         -----------         ---------      -----------       -----------       ------------
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
 Issued.............................             333            38,550           83,732           745,482            539,621
 Reinvested.........................               3            10,122           26,801            25,630             70,605
 Redeemed...........................              --           (82,152)        (161,723)         (172,356)        (1,160,027)
                                         -----------         ---------      -----------       -----------       ------------
Change in Class A (Investor)
 Shares.............................             336           (33,480)         (51,190)          598,756           (549,801)
                                         -----------         ---------      -----------       -----------       ------------
CLASS B SHARES:
 Issued.............................          26,163            47,013            3,687           139,912             26,264
 Reinvested.........................              52               889            1,913             1,443              2,321
 Redeemed...........................              --           (10,769)         (12,332)           (2,439)            (4,838)
                                         -----------         ---------      -----------       -----------       ------------
Change in Class B Shares............          26,215            37,133           (6,732)          138,916             23,747
                                         -----------         ---------      -----------       -----------       ------------
CLASS C SHARES:
 Issued.............................          14,901            13,195               --            14,018             25,407
 Reinvested.........................              48               403              854               361                973
 Redeemed...........................              --            (7,967)          (2,226)          (21,463)           (11,773)
                                         -----------         ---------      -----------       -----------       ------------
Change in Class C Shares............          14,949             5,631           (1,372)           (7,084)            14,607
                                         -----------         ---------      -----------       -----------       ------------
CLASS Y (ADVISER) SHARES:
 Issued.............................       3,628,090                --               --           107,292            187,154
 Reinvested.........................          20,120                --               --             7,811             14,187
 Redeemed...........................        (349,963)               --               --          (188,262)          (140,946)
                                         -----------         ---------      -----------       -----------       ------------
Change in Class Y (Adviser)
 Shares.............................       3,298,247                --               --           (73,159)            60,395
                                         -----------         ---------      -----------       -----------       ------------
Change in shares....................       3,339,747             9,284          (59,294)          657,429           (451,052)
                                         -----------         ---------      -----------       -----------       ------------
                                         -----------         ---------      -----------       -----------       ------------

---------
(a) The Fund commenced offering Class A (Investor) Shares on February 7, 2001. The Fund commenced offering Class B Shares on February 15, 2001.
  The Fund commenced offering Class C Shares on February 13, 2001.
  The Fund commenced offering Class Y (Adviser) Shares on January 23, 2001.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001

                                                                 BALANCED                                         GROWTH AND
                                                                   FUND                 EQUITY FUND              INCOME FUND
                                                              --------------   ------------------------------   --------------
                                                              FOR THE PERIOD                                       FOR THE
                                                                  ENDED          FOR THE SIX     FOR THE YEAR    PERIOD ENDED
                                                                APRIL 30,       MONTHS ENDED        ENDED         APRIL 30,
                                                                 2001(a)       APRIL 30, 2001    OCTOBER 31,       2001(b)
                                                               (UNAUDITED)       (UNAUDITED)         2000        (UNAUDITED)
                                                               -----------       -----------         ----        -----------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Proceeds from shares issued..............................   $    63,782      $  1,615,813     $  3,393,134    $     11,553
   Dividends reinvested.....................................            --            12,130        2,632,994              --
   Cost of shares redeemed..................................          (369)       (2,230,257)      (8,112,689)             --
                                                               -----------      ------------     ------------    ------------
Class A (Investor) Shares capital transactions..............        63,413          (602,314)      (2,086,561)         11,553
                                                               -----------      ------------     ------------    ------------
CLASS B SHARES:
   Proceeds from shares issued..............................       250,587           159,357          230,714          16,129
   Dividends reinvested.....................................            --                --          164,600              --
   Cost of shares redeemed..................................            --           (68,066)        (350,443)             --
                                                               -----------      ------------     ------------    ------------
Class B Shares capital transactions.........................       250,587            91,291           44,871          16,129
                                                               -----------      ------------     ------------    ------------
CLASS C SHARES:
   Proceeds from shares issued..............................        81,010             2,714          148,886              10
   Dividends reinvested.....................................            --                --          140,798              --
   Cost of shares redeemed..................................            --           (52,688)        (535,539)             --
                                                               -----------      ------------     ------------    ------------
Class C Shares capital transactions.........................        81,010           (49,974)        (245,855)             10
                                                               -----------      ------------     ------------    ------------
CLASS Y (ADVISER) CLASS:
   Proceeds from shares issued..............................    19,624,085        10,441,384       19,587,921         505,302
   Proceeds from shares issued in conjunction with common
    trust fund conversion...................................            --                --               --     185,299,210
   Dividends reinvested.....................................            --           273,783       23,396,032              --
   Cost of shares redeemed..................................    (2,121,734)      (33,860,262)     (54,830,040)     (1,982,269)
                                                               -----------      ------------     ------------    ------------
Trust Class Shares capital transactions.....................    17,502,351       (23,145,095)     (11,846,087)    183,822,243
                                                               -----------      ------------     ------------    ------------
Change in net assets from capital transactions..............   $17,897,361      $(23,706,092)    $(14,133,632)   $183,849,935
                                                               -----------      ------------     ------------    ------------
                                                               -----------      ------------     ------------    ------------
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Issued...................................................         6,879           107,761          185,956           1,147
   Reinvested...............................................            --               831          148,814              --
   Redeemed.................................................           (42)         (143,507)        (448,870)             --
                                                               -----------      ------------     ------------    ------------
Change in Class A (Investor) Shares.........................         6,837           (34,915)        (114,100)          1,147
                                                               -----------      ------------     ------------    ------------
CLASS B SHARES:
   Issued...................................................        27,336            10,367           13,118           1,584
   Reinvested...............................................            --                --            9,400              --
   Redeemed.................................................            --            (4,553)         (19,536)             --
                                                               -----------      ------------     ------------    ------------
Change in Class B Shares....................................        27,336             5,814            2,982           1,584
                                                               -----------      ------------     ------------    ------------
CLASS C SHARES:
   Issued...................................................         8,287               165            8,380               1
   Reinvested...............................................            --                --            8,000              --
   Redeemed.................................................            --            (3,461)         (28,993)             --
                                                               -----------      ------------     ------------    ------------
Change in Class C Shares....................................         8,287            (3,296)         (12,613)              1
                                                               -----------      ------------     ------------    ------------
CLASS Y (ADVISER) CLASS:
   Issued...................................................     1,966,486           670,630        1,132,911          52,725
   Shares issued in conjunction with common trust fund
    conversion..............................................            --                --               --      18,529,921
   Reinvested...............................................            --            18,476        1,321,153              --
   Redeemed.................................................      (226,443)       (2,174,288)      (3,073,758)       (195,298)
                                                               -----------      ------------     ------------    ------------
Change in Trust Class Shares................................     1,740,043        (1,485,182)        (619,694)     18,387,348
                                                               -----------      ------------     ------------    ------------
Change in shares............................................     1,782,503        (1,517,579)        (743,425)     18,390,080
                                                               -----------      ------------     ------------    ------------
                                                               -----------      ------------     ------------    ------------

---------
(a) The Fund commenced offering Class A (Investor) Shares on February 20, 2001. The Fund commenced offering Class B Shares on February 9, 2001.
    The Fund commenced offering Class C Shares on February 13, 2001.
    The Fund commenced offering Class Y (Adviser) Shares on January 18, 2001.
(b) The Fund commenced offering Class A (Investor) Shares on April 12, 2001. The Fund commenced offering Class B Shares on April 5, 2001.
    The Fund commenced offering Class Y (Adviser) Shares on April 2, 2001.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001

                                             MID-CAP FUND              OVERSEAS EQUITY FUND           OPPORTUNITY FUND
                                      ---------------------------   --------------------------   --------------------------
                                      FOR THE SIX                   FOR THE SIX      FOR THE     FOR THE SIX      FOR THE
                                         MONTHS        FOR THE         MONTHS         YEAR          MONTHS         YEAR
                                         ENDED          PERIOD         ENDED          ENDED         ENDED          ENDED
                                       APRIL 30,        ENDED        APRIL 30,       OCTOBER      APRIL 30,       OCTOBER
                                          2001       OCTOBER 31,        2001           31,           2001           31,
                                      (UNAUDITED)      2000(a)      (UNAUDITED)       2000       (UNAUDITED)       2000
                                      -----------      -------      -----------       ----       -----------       ----
 CAPITAL TRANSACTIONS:
 CLASS A (INVESTOR) SHARES:
    Proceeds from shares issued......   $  507,473    $    482,606    $1,352,776    $ 1,703,742    $1,224,087    $ 1,960,908
    Dividends reinvested.............        7,290              --       607,484        105,101     4,335,392      1,264,593
    Cost of shares redeemed..........      (66,287)        (23,759)     (813,391)    (2,990,679)   (1,281,263)    (6,541,565
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Class A (Investor) Shares capital
  transactions.......................      448,476         458,847     1,146,869     (1,181,836)    4,278,216     (3,316,064)
                                        ----------    ------------    ----------    -----------    ----------    -----------
 CLASS B SHARES:
    Proceeds from shares issued......    2,149,438       1,587,058        68,803        328,190       371,150        493,659
    Dividends reinvested.............       25,987              --        30,696          1,339       380,376         53,066
    Cost of shares redeemed..........      (98,032)        (15,366)      (33,479)       (15,408)     (100,266)       (55,924)
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Class B Shares capital
  transactions.......................    2,077,393       1,571,692        66,020        314,121       651,260        490,801
                                        ----------    ------------    ----------    -----------    ----------    -----------
 CLASS C SHARES:
    Proceeds from shares issued......        8,034          18,572         4,220        246,490        59,470        375,779
    Dividends reinvested.............          242              --        20,932            955       198,109         28,893
    Cost of shares redeemed..........           --              --       (15,771)       (56,882)      (35,024)      (129,714)
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Class C Shares capital
  transactions.......................        8,276          18,572         9,381        190,563       222,555        274,958
                                        ----------    ------------    ----------    -----------    ----------    -----------
 TRUST SHARES
    Proceeds from shares issued......    8,303,120      26,692,955            --             --            --             --
    Proceeds from shares issued in
     conjunction with common trust
     fund conversion.................           --      84,343,643            --             --            --             --
    Dividends reinvested.............      199,737              --            --             --            --             --
    Cost of shares redeemed..........   (2,579,994)     (2,356,444)           --             --            --             --
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Trust Shares capital transactions...    5,922,863     108,680,154            --             --            --             --
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Change in net assets from capital
  transactions.......................   $8,457,008    $110,729,265    $1,222,270    $  (677,152)   $5,152,031    $(2,550,305)
                                        ----------    ------------    ----------    -----------    ----------    -----------
                                        ----------    ------------    ----------    -----------    ----------    -----------
 SHARE TRANSACTIONS:
 CLASS A (INVESTOR) SHARES:
    Issued...........................       55,023          46,313        93,171         86,678       102,626        111,264
    Reinvested.......................          800              --        38,941          5,590       391,988         84,194
    Redeemed.........................       (7,099)         (2,188)      (54,632)      (152,609)     (109,653)      (360,049)
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Change in Class A (Investor)
   Shares............................       48,724          44,125        77,480        (60,341)      384,961       (164,591)
                                        ----------    ------------    ----------    -----------    ----------    -----------
 CLASS B SHARES:
    Issued...........................      235,737         156,431         4,717         16,629        32,675         27,719
 Reinvested..........................        2,862              --         2,017             72        35,384          3,573
 Redeemed............................      (10,900)         (1,549)       (2,302)          (798)       (8,989)        (3,143)
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Change in Class B Shares............      227,699         154,882         4,432         15,903        59,070         28,149
                                        ----------    ------------    ----------    -----------    ----------    -----------
 CLASS C SHARES:
    Issued...........................          860           1,762           277         11,885         5,429         20,957
    Reinvested.......................           27              --         1,362             51        18,276          1,934
    Redeemed.........................           --              --        (1,127)        (3,137)       (3,316)        (6,724)
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Change in Class C Shares............          887           1,762           512          8,799        20,389         16,167
                                        ----------    ------------    ----------    -----------    ----------    -----------
 TRUST SHARES
    Issued...........................      916,864       2,549,619            --             --            --             --
    Shares issued in conjunction with
     common trust fund conversion....           --       8,434,364            --             --            --             --
    Reinvested.......................       21,901              --            --             --            --             --
    Redeemed.........................     (282,010)       (224,656)           --             --            --             --
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Change in Trust Shares..............      656,755      10,759,327            --             --            --             --
                                        ----------    ------------    ----------    -----------    ----------    -----------
 Change in shares....................      934,065      10,960,096        82,424        (35,639)      464,420       (120,275)
                                        ----------    ------------    ----------    -----------    ----------    -----------
                                        ----------    ------------    ----------    -----------    ----------    -----------

---------
(a) The Fund commenced offering Class A (Investor) Shares on July 10, 2000. The Fund commenced offering Class B Shares on July 17, 2000.
    The Fund commenced offering Class C Shares on August 9, 2000.
    The Fund commenced offering Trust Shares on July 1, 2000.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

7.  CONCENTRATION OF CREDIT RISK:
     The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent. The New York Tax-Free Bond Fund had the following concentrations by municipal funding sources at April 30, 2001 (as a percentage of total investments):

Airport.....................................................    2.61%
Development.................................................    1.62
Facilities..................................................    5.20
General Obligation..........................................   16.86
Higher Education............................................   12.78
Medical.....................................................   16.97
Multifamily Housing.........................................    5.36
Pollution Control...........................................    0.97
Power.......................................................    3.28
Single Family Housing.......................................    3.35
Transportation..............................................   16.51
Utilities...................................................    7.02
Water.......................................................    6.61
Other.......................................................    0.86
                                                              ------
                                                              100.00%
                                                              ------
                                                              ------

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR LIMITED MATURITY PORTFOLIO

------------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  54.1%

               SECURITY                  PRINCIPAL
              DESCRIPTION                  AMOUNT        VALUE
---------------------------------------  ----------   ------------
FEDERAL HOME LOAN BANK  - 6.6%
6.00%, 8/15/02.........................  $5,000,000   $  5,096,575
                                                      ------------
FEDERAL HOME LOAN MORTGAGE CORP.  - 15.8%
6.38%, 11/15/03........................   3,500,000      3,622,836
6.88%, 1/15/05.........................   2,000,000      2,107,596
6.88%, 9/15/10.........................   1,000,000      1,058,323
6.00%, 2/1/16..........................   5,447,098      5,405,450
                                                      ------------
                                                        12,194,205
                                                      ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 18.5%
5.75%, 2/15/08.........................   3,500,000      3,497,522
6.00%, 12/15/05........................   3,500,000      3,583,832
6.00%, 2/14/06.........................   1,000,000      1,003,322
6.63%, 11/15/10........................   1,000,000      1,039,817
6.50%, 12/1/14.........................   5,178,636      5,225,986
                                                      ------------
                                                        14,350,479
                                                      ------------
U.S. TREASURY NOTES  - 13.2%
5.13%, 12/31/02........................   4,000,000      4,053,796
5.63%, 2/15/06.........................   4,000,000      4,121,024
5.75%, 8/15/10.........................   2,000,000      2,050,292
                                                      ------------
                                                        10,225,112
                                                      ------------

TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (Cost
 41,757,623)...........................                 41,866,371
                                                      ------------
------------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 32.9%

AUTO MANUFACTURERS  - 2.0%
General Motors Corp., 7.20%, 1/15/11...   1,500,000      1,516,215
                                                      ------------

BANKING  - 2.0%
Bank of America Corp., 7.40%, 1/15/11..   1,500,000      1,560,110
                                                      ------------

BANKING & FINANCE  - 14.2%
Citigroup, Inc., 6.50%, 1/18/11........   1,500,000      1,490,834
Ford Credit Co., 6.88%, 2/1/06.........   1,500,000      1,526,468
Heller Financial, Inc., 6.40%,
 1/15/03...............................   1,500,000      1,520,232
Household Finance Corp., 6.50%,
 1/24/06...............................   1,500,000      1,520,262
Merrill Lynch & Co., 5.70%, 2/6/04.....   2,000,000      2,012,847
Qwest Capital Funding, Inc., 6.88%,
 8/15/01...............................   1,900,000      1,910,896
Salomon Smith Barney Holdings, Inc.,
 5.88%, 3/15/06........................   1,000,000        990,633
                                                      ------------
                                                        10,972,172
                                                      ------------
CONSUMER PRODUCTS  - 6.4%
Anheuser-Busch Companies, Inc., 6.00%,
 4/15/11...............................   1,500,000      1,472,502
Kellogg Co., 5.50%, 4/1/03, (b)........   2,000,000      2,004,718
Pepsico, Inc., 5.75%, 1/15/08..........   1,500,000      1,479,792
                                                      ------------
                                                         4,957,012
                                                      ------------
FINANCE  - 1.9%
Goldman Sachs Group, Inc., 6.88%,
 1/15/11...............................   1,500,000      1,489,943
                                                      ------------

--------------------------------------------------------------
                              SCHEDULE OF PORTFOLIO INVESTMENTS
                                    APRIL 30, 2001 (UNAUDITED)
---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                         SHARES OR
               SECURITY                  PRINCIPAL
              DESCRIPTION                  AMOUNT        VALUE
---------------------------------------  ----------   ------------
MEDIA  - 1.3%
AOL Time Warner, Inc., 6.13%, 4/15/06..  $1,000,000   $    995,152
                                                      ------------

RETAIL  - 5.1%
Home Depot, Inc., 5.38%, 4/1/06, (b)...   2,000,000      1,968,022
Wal-Mart Stores, Inc., 4.63%,
 4/15/03...............................   2,000,000      1,993,978
                                                      ------------
                                                         3,962,000
                                                      ------------
TOTAL CORPORATE OBLIGATIONS (Cost
 $25,436,405)..........................                 25,452,604
                                                      ------------
------------------------------------------------------------------
 ASSET BACKED SECURITIES  - 4.6%

American Express Credit, 5.95%,
 12/15/06..............................   1,500,000      1,529,174
CIT Equipment Collateral, 5.23%,
 10/24/04..............................   1,000,000      1,006,735
Honda Auto Receivables Owner Trust,
 5.36%, 9/20/04........................   1,000,000      1,009,464
                                                      ------------

TOTAL ASSET BACKED SECURITIES (Cost
 $3,511,037)...........................                  3,545,373
                                                      ------------
------------------------------------------------------------------
 COMMERCIAL PAPER  - 2.6%

CONSUMER PRODUCTS  - 2.6%
Philip Morris Cos., Inc., 4.47%,
 5/7/01................................   2,000,000      1,998,306
                                                      ------------

TOTAL COMMERCIAL PAPER
 (Cost $1,998,513).....................                  1,998,306
                                                      ------------
------------------------------------------------------------------
 INVESTMENT COMPANIES  - 4.7%

Dreyfus Cash Management Fund...........   3,646,762      3,646,762
                                                      ------------
TOTAL INVESTMENT COMPANIES (Cost
 $3,646,762)...........................                  3,646,762
                                                      ------------
TOTAL INVESTMENTS (Cost $76,350,340)
 (a)  - 98.9%..........................                 76,509,416
OTHER ASSETS IN EXCESS OF LIABILITIES
  - 1.1%...............................                    865,174
                                                      ------------
NET ASSETS  - 100.0%...................               $ 77,374,590
                                                      ------------
                                                      ------------

---------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation...........................  $348,656
  Unrealized depreciation...........................  (189,580)
                                                      --------
  Net unrealized appreciation.......................  $159,076
                                                      --------
                                                      --------

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value
 (cost $76,350,340)....................            $76,509,416
Interest and dividends receivable......                905,750
                                                   -----------
   TOTAL ASSETS........................             77,415,166
LIABILITIES:
Payable to custodian...................  $ 6,628
Accrued expenses and other liabilities:
 Investment management.................   25,300
 Administration........................    2,486
 Other.................................    6,162
                                         -------
   TOTAL LIABILITIES...................                 40,576
                                                   -----------
NET ASSETS:
Applicable to investors' beneficial
 interest..............................            $77,374,590
                                                   -----------
                                                   -----------
--------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 24, 2001 TO APRIL 30, 2001(a) (UNAUDITED)

INVESTMENT INCOME:
Interest................................            $  954,097
Dividend................................                29,200
                                                    ----------
   TOTAL INVESTMENT INCOME..............               983,297
EXPENSES:
Investment management...................  $69,429
Administration..........................    6,828
Accounting..............................    9,732
Custodian...............................   13,959
Other...................................    1,906
                                          -------
   TOTAL EXPENSES.......................               101,854
                                                    ----------
NET INVESTMENT INCOME...................               881,443
                                                    ----------
NET REALIZED/UNREALIZED GAINS FROM
 INVESTMENTS:
Net realized gains from investment
 transactions...........................               248,612
Change in unrealized
 appreciation/depreciation from
 investments............................               159,075
                                                    ----------
Net realized/unrealized gains from
 investments............................               407,687
                                                    ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................            $1,289,130
                                                    ----------
                                                    ----------

---------

(a) Period from commmencement of operations.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE PERIOD
                                                              JANUARY 24, 2001
                                                                TO APRIL 30
                                                                  2001(a)
                                                                (UNAUDITED)
                                                              ----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................    $   881,443
 Net realized gains from investment transactions............        248,612
 Change in unrealized appreciation/depreciation from
   investments..............................................        159,075
                                                                -----------
CHANGE IN NET ASSETS FROM OPERATIONS........................      1,289,130
                                                                -----------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTOR'S
 BENEFICIAL INTEREST........................................     76,085,460
                                                                -----------
CHANGE IN NET ASSETS........................................     77,374,590
                                                                -----------
NET ASSETS:
 Beginning of period........................................             --
                                                                -----------
 End of period..............................................    $77,374,590
                                                                -----------
                                                                -----------

-------

(a) Period from commencement of operations.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                              FOR THE PERIOD
                                                                JANUARY 24,
                                                                   2001
                                                               TO APRIL 30,
                                                                  2001(a)
                                                                (UNAUDITED)
                                                              ---------------
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................      $77,375
Ratio of expenses to average net assets.....................         0.58%(b)
Ratio of net investment income to average net assets........         5.03%(b)
Portfolio turnover..........................................        56.13%

---------

(a) Period from commencement of operations.
(b) Annualized.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

-----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 77.5%
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
FEDERAL HOME LOAN BANK  - 3.0%
4.90%, 5/16/01 (g)...................  $ 5,000,000   $  4,990,855
5.14%, 5/9/01 (g)....................  2,000,000..      1,998,048
                                                     ------------
                                                        6,988,903
                                                     ------------
FEDERAL HOME LOAN MORTGAGE CORP.  - 23.0%
5.75%, 9/15/10.......................    4,910,000      4,468,023
5.84%, 5/31/01 (g)...................   15,000,000     14,945,129
6.75%, 9/15/29.......................    9,700,000      9,962,919
Pool #180881, 10.50%, 10/1/11........       31,948         35,225
Pool #308433, 10.50%, 11/1/18........       21,030         23,260
Pool #555201, 11.00%, 9/1/16.........       26,330         29,436
Pool #555283, 10.00%, 9/1/17.........      107,519        116,409
Pool #A00814, 10.00%, 11/1/20........      272,696        296,776
Pool #A01417, 10.00%, 3/1/21.........      208,203        226,159
Pool #A01521, 9.50%, 12/1/16.........       84,433         91,119
Pool #A01663, 10.00%, 11/1/16........      216,447        234,722
Pool #A01706, 10.00%, 6/1/17.........      265,511        288,409
Pool #C01081, 8.50%, 10/1/30.........    1,154,431      1,211,073
Pool #C41005, 8.50%, 8/1/30..........    1,435,615      1,506,053
Pool #C43224, 8.50%, 10/1/30.........      441,129        462,773
Pool #C43803, 8.50%, 10/1/30.........      305,177        320,151
Pool #D18976, 10.00%, 3/1/20.........      220,664        238,979
TBA May 2001, 7.00%, 5/1/31 (b)......    5,350,000      5,396,813
TBA May 2001, 8.00%, 5/1/31 (b)......   13,500,000     13,955,624
                                                     ------------
                                                       53,809,052
                                                     ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 36.6%
6.25%, 5/15/29.......................   12,390,000     11,999,133
7.25%, 5/15/30.......................    1,730,000      1,900,941
Pool #124783, 10.50%, 12/1/16........       30,131         33,039
Pool #250202, 8.50%, 11/1/14.........      477,857        500,227
Pool #250282, 8.50%, 3/1/15..........       94,338         98,571
Pool #253267, 8.50%, 5/1/30..........      375,061        393,108
Pool #253348, 8.50%, 6/1/30..........    1,316,758      1,380,117
Pool #253399, 8.50%, 8/1/30..........    1,501,323      1,573,563
Pool #253438, 8.50%, 9/1/30..........    3,916,713      4,105,175
Pool #253461, 8.50%, 7/1/20..........      230,896        241,912
Pool #253517, 8.50%, 11/1/30.........      473,215        495,984
Pool #253576, 8.50%, 10/1/20.........      382,748        401,010
Pool #253774, 8.50%, 2/1/31..........      678,666        710,778
Pool #303157, 10.00%, 5/1/22.........       30,457         33,277
Pool #323073, 10.50%, 10/1/18........      214,173        236,969
Pool #323166, 9.50%, 8/1/22..........      444,428        479,682
Pool #323559, 10.00%, 6/1/20.........      369,570        400,669
Pool #418458, 10.00%, 11/1/18........      583,068        635,934
Pool #427683, 10.50%, 6/1/09.........      493,098        537,695
Pool #44176, 10.00%, 6/1/20..........       58,811         63,742
Pool #513942, 8.50%, 9/1/29..........    1,003,925      1,052,947
Pool #535332, 8.50%, 4/1/30..........    2,319,801      2,433,077
Pool #535435, 8.50%, 8/1/30..........      436,006        456,985
Pool #535440, 8.50%, 8/1/30..........    2,444,601      2,562,229
Pool #535488, 8.50%, 9/1/30..........      172,859        181,177
Pool #535608, 9.50%, 4/1/30..........    1,952,371      2,110,784
Pool #536285, 8.50%, 8/1/30..........       33,755         35,379
Pool #537840, 8.50%, 8/1/30..........      250,769        262,836

                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
-----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONTINUED

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION, CONTINUED
Pool #538532, 8.50%, 6/1/30..........  $   584,777   $    612,915
Pool #538707, 8.50%, 6/1/30..........       74,325         77,901
Pool #542582, 8.50%, 8/1/30..........      248,023        259,958
Pool #543119, 8.50%, 7/1/30..........      585,102        613,255
Pool #543140, 8.50%, 6/1/30..........      226,664        237,571
Pool #546591, 8.50%, 6/1/30..........       67,033         70,259
Pool #547078, 8.50%, 7/1/30..........      122,971        128,888
Pool #548965, 8.50%, 7/1/30..........    2,012,695      2,109,541
Pool #550283, 8.50%, 8/1/30..........       30,867         32,353
Pool #551989, 8.50%, 10/1/30.........      871,823        913,773
Pool #552591, 8.50%, 9/1/30..........      780,687        818,252
Pool #554167, 8.50%, 9/1/30..........      602,477        631,466
Pool #556565, 8.50%, 10/1/30.........      435,150        456,088
Pool #557247, 8.50%, 8/1/30..........    1,064,558      1,115,782
Pool #558284, 8.50%, 10/1/30.........       37,992         39,820
Pool #560796, 8.50%, 10/1/30.........      193,220        202,517
Pool #562338, 8.50%, 1/1/31..........      511,238        535,837
Pool #566660, 8.50%, 12/1/30.........      317,832        333,125
Pool #572688, 8.50%, 2/1/31..........      327,952        343,469
Pool #573601, 8.50%, 3/1/31..........      391,635        410,166
Pool #573718, 8.50%, 2/1/31..........      400,579        419,853
Pool #573752, 8.50%, 2/1/31..........    2,926,645      3,067,468
Pool #575689, 8.50%, 10/1/30.........       61,353         64,349
Pool #576146, 8.50%, 1/1/31..........      516,190        541,028
Pool #82931, 10.00%, 10/1/19.........       21,540         23,430
Pool #83435, 10.00%, 11/1/19.........       31,683         34,349
Pool #83880, 10.00%, 11/1/19.........        2,941          3,188
Pool #84964, 10.00%, 11/1/19.........        6,236          6,783
Pool #87291, 10.00%, 1/1/20..........        3,793          4,111
TBA June 2001, 7.00%, 6/1/31 (b).....      625,000        628,516
TBA May 2001, 6.50%, 5/1/31 (b)......    4,800,000      4,749,000
TBA May 2001, 7.00%, 5/1/31 (b)......   13,475,000     13,584,485
TBA May 2001, 7.50%, 5/1/31 (b)......   12,075,000     12,320,268
TBA May 2001, 8.00%, 5/1/31 (b)......    1,200,000      1,240,126
TBA May 2001, 8.50%, 5/1/31 (b)......    3,800,000      3,976,936
                                                     ------------
                                                       85,923,766
                                                     ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 14.9%
Pool #120587, 13.50%, 11/15/14.......       25,859         30,403
Pool #136224, 10.00%, 11/15/15.......       32,074         35,759
Pool #150312, 11.50%, 2/15/16........       11,468         12,823
Pool #163997, 10.50%, 8/15/16........        7,827          8,742
Pool #164353, 10.50%, 6/15/16........       23,341         26,070
Pool #164356, 10.50%, 6/15/16........       69,543         77,676
Pool #199010, 10.00%, 1/15/17........       20,697         23,070
Pool #227192, 10.00%, 6/15/19........       23,627         26,351
Pool #253821, 10.00%, 10/15/18.......       21,054         23,470
Pool #257153, 10.00%, 11/15/18.......        7,266          8,100
Pool #258345, 10.00%, 6/15/19........        2,491          2,778
Pool #265085, 10.00%, 4/15/19........       17,205         19,189
Pool #271874, 10.00%, 4/15/19........        6,611          7,374
Pool #278742, 10.50%, 9/15/19........       47,936         53,465
Pool #282210, 10.50%, 11/15/19.......       79,230         88,368
Pool #301274, 10.00%, 1/15/21........       30,269         33,748
Pool #38500, 11.00%, 1/15/10.........       38,041         42,320

                                   Continued

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

-----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONTINUED
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, CONTINUED
Pool #38712, 11.00%, 3/15/10.........  $    15,548   $     17,296
Pool #39798, 11.00%, 6/15/10.........       15,216         16,927
Pool #41650, 11.00%, 8/15/10.........       32,707         36,386
Pool #41840, 11.00%, 8/15/10.........       39,798         44,274
Pool #42490, 11.00%, 7/15/10.........       34,227         38,077
Pool #43699, 11.00%, 9/15/10.........       20,110         22,372
Pool #44103, 11.00%, 9/15/10.........       18,729         20,835
Pool #780047, 9.00%, 12/15/17........      534,904        572,265
Pool #780066, 10.50%, 12/15/20.......      207,055        230,748
Pool #780081, 10.00%, 2/15/25........       69,551         76,446
Pool #780127, 10.50%, 4/15/25........       65,129         71,826
Pool #780164, 10.00%, 12/15/17.......      129,164        143,971
Pool #780203, 9.50%, 12/15/17........      349,185        385,431
Pool #780311, 9.50%, 12/15/21........      256,248        282,158
Pool #780377, 9.00%, 12/15/19........      475,079        507,686
Pool #780378, 11.00%, 1/15/19........      119,953        132,977
Pool #780384, 11.00%, 2/15/17........      137,810        153,284
Pool #780472, 10.00%, 3/15/25........      215,533        236,899
Pool #780517, 10.50%, 1/15/18........       47,824         53,382
Pool #780614, 11.00%, 3/15/18........      335,718        372,621
Pool #780784, 10.00%, 8/15/21........      338,708        377,629
Pool #780804, 10.00%, 12/15/20.......      948,749      1,057,791
Pool #780826, 9.50%, 5/15/18.........      635,733        701,664
Pool #780904, 9.50%, 7/15/18.........      424,021        467,793
Pool #780991, 9.00%, 11/15/24........      500,675        532,153
Pool #80094, 6.75%, 7/20/27 (c)......      152,438        155,921
Pool #80106, 6.75%, 8/20/27 (c)......      426,816        436,570
Pool #80114, 6.75%, 9/20/27 (c)......      272,329        278,553
Pool #80123, 7.13%, 10/20/27 (c).....      458,377        467,840
Pool #80137, 7.13%, 11/20/27 (c).....      522,073        532,851
Pool #80145, 7.13%, 12/20/27 (c).....      125,103        127,685
Pool #80156, 7.38%, 1/20/28 (c)......      125,266        127,374
Pool #8599, 7.38%, 2/20/25 (c).......      108,283        110,098
Pool #8613, 7.38%, 3/20/25 (c).......      296,911        301,885
Pool #8619, 7.38%, 4/20/25 (c).......       72,457         73,671
Pool #8621, 7.38%, 4/20/25 (c).......      372,287        378,525
Pool #8623, 7.38%, 4/20/25 (c).......      259,147        263,489
Pool #8624, 7.38%, 4/20/25 (c).......      575,144        584,781
Pool #8628, 7.38%, 5/20/25 (c).......       82,946         84,336
Pool #8631, 7.38%, 5/20/25 (c).......      169,962        172,810
Pool #8634, 7.38%, 5/20/25 (c).......       95,010         96,602
Pool #8643, 7.38%, 6/20/25 (c).......      234,995        238,933
Pool #8646, 7.38%, 6/20/25 (c).......      135,227        137,492
Pool #8663, 6.75%, 7/20/25 (c).......       97,444         99,666
Pool #8686, 6.75%, 8/20/25 (c).......      358,681        366,857
TBA May 2001, 7.00%, 5/15/31 (b).....   22,500,000     22,739,062
                                                     ------------
                                                       34,847,598
                                                     ------------
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY
 OBLIGATIONS
(Cost $179,166,451)..................                 181,569,319
                                                     ------------

                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
-----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 30.6%
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
AUTOMOTIVE  - 0.8%
Daimler-Chrysler NA Holdings, 8.00%,
 6/15/10.............................  $   380,000   $    395,727
Daimler-Chrysler NA Holdings, 8.50%,
 1/18/31.............................      185,000        190,057
Delphi Auto Systems Corp., 7.13%,
 5/1/29..............................      225,000        203,138
Ford Motor Co., 6.63%, 10/1/28.......      830,000        727,637
Ford Motor Co., 7.45%, 7/16/31.......      335,000        326,324
                                                     ------------
                                                        1,842,883
                                                     ------------
BANKING  - 1.9%
Bank of America Corp., 7.40%,
 1/15/11.............................      890,000        925,666
Bank One Corp., 7.88%, 8/1/10........      205,000        218,965
Bank One Corp., 7.63%, 10/15/26......      410,000        416,809
Bank One Corp., 8.00%, 4/29/27.......      295,000        312,639
Chase Manhattan Corp., 7.00%,
 11/15/09............................      485,000        495,076
Inter-American Development Bank,
 5.75%, 2/26/08......................      805,000        804,202
Inter-American Development Bank,
 7.38%, 1/15/10......................      805,000        879,314
State Street Corp., 7.65%, 6/15/10...      405,000        432,440
                                                     ------------
                                                        4,485,111
                                                     ------------
CABLE  - 1.1%
Adelphia Communications, 7.88%,
 5/1/09..............................      230,000        208,150
Adelphia Communications, 9.38%,
 11/15/09............................      375,000        369,375
Charter Communication Holdings,
 10.86%, 1/15/10 (g).................      175,000        123,375
Charter Communication Holdings,
 11.59%, 1/15/11 (g).................      575,000        373,750
Cox Communications, Inc., 7.75%,
 11/1/10.............................      545,000        569,285
CSC Holdings, Inc., 7.88%,
 12/15/07............................      560,000        565,047
CSC Holdings, Inc., 8.13%, 7/15/09...      110,000        110,565
CSC Holdings, Inc., 7.63%, 7/15/18...      285,000        255,522
                                                     ------------
                                                        2,575,069
                                                     ------------
COMPUTER SOFTWARE & SYSTEMS  - 0.2%
Hyundai Semiconductor, 8.25%,
 5/15/04 (d).........................       75,000         46,235
Hyundai Semiconductor, 8.63%,
 5/15/07 (d).........................      220,000        135,333
Sun Microsystems, Inc., 7.65%,
 8/15/09.............................      370,000        370,259
                                                     ------------
                                                          551,827
                                                     ------------
FINANCE  - 10.5%
Aetna, Inc., 7.88%, 3/1/11...........      680,000        672,197
Ahold Finance USA, Inc., 8.25%,
 7/15/10.............................      275,000        294,687
Ahold Finance USA, Inc., 6.88%,
 5/1/29..............................      510,000        454,135
American Express, 6.88%, 11/1/05.....      500,000        520,499
American General Corp., 7.50%,
 8/11/10.............................      280,000        298,575
American General Corp., 7.50%,
 7/15/25.............................      650,000        662,546
Anthem Insurance, 9.13%, 4/1/10
 (d).................................      410,000        427,206

                                   Continued

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
FINANCE, CONTINUED
Anthem Insurance, 9.00%, 4/1/27
 (d).................................  $   610,000   $    556,106
AXA Financial, Inc., 6.50%, 4/1/08...      330,000        329,049
BT Institutional Capital Trust,
 8.09%, 12/1/26 (d)..................      385,000        372,285
Citigroup, Inc., 7.25%, 10/1/10......    1,315,000      1,366,504
Citigroup, Inc., 6.63%, 1/15/28......      300,000        276,830
EOP Operating LP, 6.76%, 6/15/07.....      475,000        468,903
EOP Operating LP, 7.25%, 6/15/28.....      170,000        142,933
EOP Operating LP, 7.50%, 4/19/29.....      325,000        295,128
Farmers Insurance Exchange, 8.63%,
 5/1/24 (d)..........................      475,000        473,584
Florida Property & Casualty, 7.38%,
 7/1/03 (d)..........................      250,000        258,141
Florida Windstorm, 7.13%, 2/25/19
 (d).................................    1,215,000      1,200,664
Ford Credit Co., 7.38%, 10/28/09.....    1,280,000      1,308,838
General Electric Capital Corp.,
 7.38%, 1/19/10......................      895,000        958,356
Goldman Sachs Group, Inc., 6.88%,
 1/15/11.............................      710,000        705,239
Great Western Financial, 8.21%,
 2/1/27..............................      235,000        220,249
Hartford Financial Services Group,
 7.90%, 6/15/10......................      175,000        188,557
Hartford Life, Inc., 7.38%, 3/1/31...      720,000        718,938
Household Finance Corp., 5.88%,
 2/1/09..............................      755,000        710,908
Household Finance Corp., 8.00%,
 7/15/10.............................      410,000        441,750
Hutchison Whampoa Ltd., 7.45%, 8/1/17
 (d).................................      805,000        773,444
John Hancock, 7.38%, 2/15/24 (d).....      850,000        800,901
Metropolitan Life Insurance Co.,
 7.45%, 11/1/23 (d)..................      625,000        565,124
Metropolitan Life Insurance Co.,
 7.80%, 11/1/25 (d)..................      550,000        535,100
Nationwide Mutual Insurance Co.,
 7.50%, 2/15/24 (d)..................      550,000        472,766
New York Life Insurance, 7.50%,
 12/15/23 (d)........................      500,000        458,391
Nisource Finance Corp., 7.88%,
 11/15/10............................      915,000        968,157
Oil Purchase Co., 7.10%, 4/30/02
 (d).................................      283,369        275,404
Oil Purchase Co., 10.73%, 1/31/04
 (d).................................      165,139        162,753
Paiton Energy Funding, 9.34%,
 2/15/14 (d).........................      195,000         58,500
Petrozuata Finance, Inc., 8.22%,
 4/1/17 (d)..........................      805,000        652,050
PNC Institutional Capital Trust A,
 7.95%, 12/15/26 (d).................      375,000        353,371
Prime Property Funding II, 6.80%,
 8/15/02 (d).........................      215,000        217,823
Prime Property Funding II, 7.00%,
 8/15/04 (d).........................      420,000        423,992
Prudential Insurance Co., 8.30%,
 7/1/25 (d)..........................    1,095,000      1,129,100
Washington Mutual, Inc., 8.25%,
 4/1/10..............................      500,000        539,222
World Financial, 6.91%, 9/1/13 (d)...      669,099        675,819
World Financial, 6.95%, 9/1/13 (d)...      960,000        972,506
                                                     ------------
                                                       24,357,230
                                                     ------------
                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
-----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
GOVERNMENTS (FOREIGN)  - 0.6%
Federal Republic of Brazil, 11.00%,
 8/17/40.............................  $   330,000   $    250,140
Government of Quebec, 6.13%,
 1/22/11.............................      825,000        807,469
Republic of Columbia, 11.75%,
 2/25/20.............................      450,000        407,250
                                                     ------------
                                                        1,464,859
                                                     ------------
HEALTH CARE  - 0.4%
Columbia HCA Healthcare, 9.00%,
 12/15/14............................      215,000        232,504
Columbia HCA Healthcare, 7.19%,
 11/15/15............................      430,000        404,008
Columbia HCA Healthcare, 7.58%,
 9/15/25.............................      325,000        293,992
                                                     ------------
                                                          930,504
                                                     ------------
HOTELS & LODGING  - 0.2%
Harrahs Entertainment, 8.00%,
 2/1/11..............................      575,000        576,366
                                                     ------------
INDUSTRIAL  - 3.8%
American Home Products Corp., 6.70%,
 3/15/11 (d).........................      960,000        939,100
Delhaize America, Inc., 9.00%,
 4/15/31.............................      410,000        430,903
Health Net, Inc., 8.38%, 4/15/11.....      590,000        579,587
Jet Equipment Trust, 10.00%,
 6/15/12 (d).........................      175,000        198,413
Kellogg Co., 7.45%, 4/1/31 (d).......      605,000        601,479
Lockheed Martin Corp., 8.50%,
 12/1/29.............................      600,000        669,962
News America Corp., 7.28%, 6/30/28...      700,000        610,483
News America Holdings, 8.88%,
 4/26/23.............................      400,000        415,254
News America Holdings, 7.75%,
 1/20/24.............................      170,000        158,110
Pharmacia Corp., 6.60%, 12/1/28......    1,025,000        973,750
Raytheon Co., 8.20%, 3/1/06..........      595,000        628,673
Raytheon Co., 8.30%, 3/1/10..........      325,000        348,307
Rockwell International Corp., 6.70%,
 1/15/28.............................      250,000        223,097
TRW, Inc., 7.63%, 3/15/06............      445,000        452,702
Unilever Capital Corp., 7.13%,
 11/1/10.............................      620,000        645,618
United Technologies Corp., 7.13%,
 11/15/10............................      230,000        242,308
USA Waste, 7.00%, 7/15/28............      700,000        599,132
Waste Management, Inc., 7.38%,
 5/15/29.............................      320,000        291,365
                                                     ------------
                                                        9,008,243
                                                     ------------
MEDIA  - 0.5%
AOL Time Warner, Inc., 7.63%,
 4/15/31.............................      345,000        345,898
Time Warner, Inc., 7.57%, 2/1/24.....      240,000        239,133
Time Warner, Inc., 6.63%, 5/15/29....      530,000        469,464
                                                     ------------
                                                        1,054,495
                                                     ------------
OIL & GAS  - 0.8%
Conoco, Inc., 6.95%, 4/15/29.........    1,130,000      1,101,117
Oxymar, 7.50%, 2/15/16 (d)...........      370,000        286,654
Williams Cos., Inc., 7.50%,
 1/15/31.............................      515,000        497,202
                                                     ------------
                                                        1,884,973
                                                     ------------

                                   Continued

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
RETAIL  - 2.8%
Albertsons, Inc., 7.45%, 8/1/29......  $   985,000   $    919,264
Federated Department Stores, 7.00%,
 2/15/28.............................      220,000        199,511
Federated Department Stores, 6.90%,
 4/1/29..............................      610,000        547,870
K-Mart Funding Corp., 8.80%,
 7/1/10..............................      201,353        193,168
Kroger Co., 7.70%, 6/1/29............      885,000        885,141
Lowes Companies, 6.88%, 2/15/28......      385,000        355,967
Lowes Companies, 6.50%, 3/15/29......      630,000        553,460
Safeway, Inc., 6.50%, 3/1/11.........      120,000        117,149
Safeway, Inc., 7.25%, 2/1/31.........      380,000        367,553
Saks, Inc., 7.38%, 2/15/19...........      560,000        397,600
Target Corp., 7.50%, 8/15/10.........      705,000        756,392
Wal-Mart Stores, Inc., 6.88%,
 8/10/09.............................      165,000        171,368
Wal-Mart Stores, Inc., 7.55%,
 2/15/30.............................      950,000      1,036,660
                                                     ------------
                                                        6,501,103
                                                     ------------
SPECIAL PURPOSE  - 1.1%
Farmers Exchange Capital, 7.05%,
 7/15/28 (d).........................      775,000        647,847
First Union Capital II, 7.95%,
 11/15/29............................      145,000        137,147
GS Escrow Corp., 7.13%, 8/1/05.......      845,000        819,002
Qwest Capital Funding, Inc., 7.90%,
 8/15/10 (d).........................      165,000        173,413
Qwest Capital Funding, Inc., 7.75%,
 2/15/31.............................      795,000        792,751
                                                     ------------
                                                        2,570,160
                                                     ------------
TELECOMMUNICATIONS  - 4.0%
AT&T Corp., 6.50%, 3/15/29...........      565,000        469,648
AT&T Wireless Services, Inc., 8.75%,
 3/1/31..............................      695,000        713,484
Bellsouth Telecommunications, 6.38%,
 6/1/28..............................      795,000        696,837
British Telecom PLC, 8.63%,
 12/15/30............................      670,000        707,781
Clear Channel Communications, 7.65%,
 9/15/10.............................      350,000        360,816
Deutsche Telekom International
 Finance BV, 8.25%, 6/15/30..........      925,000        905,295
GTE Corp., 6.94%, 4/15/28............      670,000        620,894
Intermedia Communication, 10.80%,
 7/15/07 (g).........................      630,000        518,175
Lenfest Communications, 7.63%,
 2/15/08.............................      660,000        682,095
Lucent Technologies, Inc., 6.45%,
 3/15/29.............................      755,000        499,684
Nextel Communications, 9.82%,
 9/15/07 (g).........................      670,000        488,263
Nextel Communications, 9.38%,
 11/15/09............................      195,000        161,363
Nortel Networks, Ltd., 6.13%,
 2/15/06.............................      715,000        681,710
Sprint Capital Corp., 7.63%,
 01/30/11............................      465,000        465,079
WorldCom, Inc., 6.25%, 8/15/2003.....      210,000        208,828
WorldCom, Inc., 6.95%, 8/15/28.......    1,265,000      1,063,063
                                                     ------------
                                                        9,243,015
                                                     ------------
                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
-----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
TRANSPORTATION  - 0.5%
Continental Airlines, 7.46%,
 4/1/15..............................  $   166,130   $    172,285
Continental Airlines, 6.65%,
 9/15/17.............................      346,603        342,322
Continental Airlines, 6.55%,
 2/2/19..............................      294,821        286,769
US Airways Pass Through Trust, 8.11%,
 2/20/17.............................      348,881        369,814
US Airways, Inc., 7.08%, 3/20/21.....      115,000        115,282
                                                     ------------
                                                        1,286,472
                                                     ------------
UTILITIES  - 1.4%
Calpine Corp., 8.50%, 2/15/11........      700,000        696,906
CMS Energy Corp., 7.50%, 1/15/09.....      745,000        692,745
Mirant Americas Generation, Inc.,
 7.63%, 5/1/06.......................      375,000        389,678
Mobil Energy Services, 8.67%,
 1/1/17 (e) (f)......................      151,513         22,727
Progress Energy, Inc., 7.10%,
 3/1/11..............................      400,000        403,660
PSEG Energy Holdings, 9.13%,
 2/10/04 (d).........................      430,000        442,114
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14 (d).........................      695,000        681,100
                                                     ------------
                                                        3,328,930
                                                     ------------
TOTAL CORPORATE OBLIGATIONS
 (Cost $72,411,696)..................                  71,661,240
                                                     ------------
-----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 13.7%
Arcadia Automobile Receivables Trust
 97 C A4, 6.38%, 1/15/03.............      185,213        186,173
Arcadia Automobile Receivables Trust
 97 D A3, 6.20%, 5/15/03.............      167,566        168,541
Associates Automobile Receivables
 Trust 00 1 A2, 7.15%, 3/15/03.......      980,000        986,885
Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10........      800,000        835,315
Banc of America Large Loan, 6.49%,
 12/14/10............................      850,000        840,732
Banc One Home Equity Trust 99 1 A1,
 6.06%, 1/25/12......................      142,299        142,703
BMW Vehicle Lease Trust 00 A A2,
 6.65%, 2/25/05......................    1,700,000      1,719,273
Centex Home Equity 99 2 A1, 5.91%,
 4/25/19.............................      140,168        140,014
Chevy Chase Auto Receivables Trust 97
 4 A, 6.25%, 6/15/04.................       97,374         98,272
Citibank Credit Card Issuance Trust
 00 A3 A3, 6.88%, 11/15/09...........    2,230,000      2,332,370
Connecticut RRB Special Purpose Trust
 CL&P-1 01 1 A5, 6.21%, 12/30/11.....    1,400,000      1,381,878
Daimler Chrysler Auto Trust 00 E A2,
 6.21%, 12/8/03......................    1,200,000      1,215,717
Daimler-Benz Auto Grantor Trust 97
 A A, 6.05%, 3/31/05.................       30,464         30,494
Daimler-Benz Vehicle Trust 98 A A3,
 5.16%, 1/20/03......................      620,586        621,515
Detroit Edison Securitization Funding
 LLC 01 1 A3, 5.88%, 3/1/10..........      715,000        711,812
Detroit Edison Securitization Funding
 LLC 01 1 A5, 6.42%, 3/1/15..........      835,000        821,158
EQCC Home Equity Loan Trust 99 1 A1F,
 5.77%, 5/20/10......................       91,787         91,685

                                   Continued

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

-----------------------------------------------------------------
 ASSET BACKED SECURITIES, CONTINUED
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
EQCC Home Equity Loan Trust 99 2 A1F,
 6.05%, 1/25/10......................  $   136,698   $    136,491
EQCC Home Equity Loan Trust 99 3 A1F,
 6.55%, 4/25/10......................      404,049        404,610
First Security Auto Grantor Trust 98
 A A, 5.97%, 4/15/04.................      143,612        144,216
First Security Auto Owner Trust 00 1
 A2, 7.20%, 5/13/03..................      898,554        907,724
First Security Auto Owner Trust 00 2
 A2, 6.80%, 8/15/03..................    1,252,524      1,267,668
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.65%, 4/15/09............    1,195,000      1,215,193
Ford Credit Auto Owner Trust 00 A A3,
 6.82%, 6/15/02......................      778,318        782,165
Ford Credit Auto Owner Trust 01 A A3,
 5.35%, 7/15/03......................    1,435,000      1,445,080
Ford Credit Auto Owner Trust 99 D A3,
 6.20%, 4/15/02......................      378,509        379,268
Freddie Mac Structured Pass Through
 Securities T 31 A1, 5.94%,
 6/25/15.............................      708,749        710,536
Green Tree Financial Corp. 99 2 A1,
 5.60%, 12/1/30......................      244,560        245,030
Green Tree Financial Corp. 99 3 A2,
 5.51%, 2/1/31.......................       57,841         57,843
Harley-Davidson Eaglemark Morotcycle
 Trust 99 2 A1, 5.84%, 10/15/03......      208,428        209,486
Harley-Davidson Eaglemark Motorcycle
 Trust 99 1 A1, 5.25%, 7/15/03.......      122,126        122,327
HFC Home Equity Loan 99 1 A1, 6.83%,
 12/20/16............................      262,329        263,242
Honda Auto Receivables Owner Trust 00
 1 A2, 6.65%, 12/16/02...............    1,200,000      1,214,097
MBNA Master Credit Card Trust 00 E A,
 7.80%, 10/15/12.....................    1,200,000      1,321,147
MBNA Master Credit Card Trust 99 B A,
 5.90%, 8/15/11......................    1,055,000      1,041,141
MMCA Automobile Trust 99 2 A1, 6.30%,
 6/15/02.............................      123,332        123,455
New Holland Equipment Receivables
 Trust 99 A A2, 6.39%, 10/15/02
 (d).................................       72,357         72,422
Nissan Auto Receivables Grantor Trust
 98 A A, 5.45%, 4/15/04..............      357,671        359,099
Nissan Auto Receivables Owner Trust
 00 B A2, 7.15%, 12/15/02............    1,030,530      1,040,588
Nissan Auto Receivables Owner Trust
 00 C A2, 6.71%, 3/17/03.............    1,125,000      1,139,571
Oakwood Mortgage Investors, Inc. 99 B
 A1, 5.16%, 5/15/01 (c)..............      148,443        148,438
Option One Mortgage Loan Trust 99 2
 A1, 5.88%, 5/25/29..................       14,046         14,006
Peco Energy Transition Trust 00 A A3,
 7.63%, 3/1/10.......................    1,200,000      1,280,217
Peco Energy Transition Trust 01 A A1,
 6.52%, 12/31/10.....................    1,100,000      1,104,474
PSE&G Transition Funding LLC 01 1 A6,
 6.61%, 6/15/15......................      710,000        708,651
Residential Asset Securities Corp. 00
 KS5 AI1, 7.21%, 9/25/16.............    1,129,062      1,141,754
Smart (CFS) 97 6 A1, 7.71%,
 4/15/06 (f).........................      262,780         52,556

                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
-----------------------------------------------------------------
 ASSET BACKED SECURITIES, CONTINUED
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
Smart Sec Multi Asset Rated, 7.33%,
 3/16/06 (f).........................  $   246,466   $     59,152
Toyota Auto Receivables Owner Trust
 01 A A2, 5.38%, 12/15/03............      665,000        669,844
                                                     ------------
TOTAL ASSET BACKED SECURITIES
 (Cost $32,135,298)..................                  32,106,028
                                                     ------------
-----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 6.3%
American Southwest Financial
 Securities Corp. 93 2 A1, 7.30%,
 1/18/09.............................       65,318         67,747
American Southwest Financial
 Securities Corp. IO 93 2 S1, 1.13%,
 5/1/01 (c)..........................    3,248,256         77,633
B A Mortgage Securities, Inc. 97 1
 A2, 5.37%, 5/25/01 (c)..............      108,571        109,086
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 11/15/09......    1,400,000      1,465,888
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 1.06%, 5/1/01 (c) (d)........    2,470,232        102,884
DR Structured Financial Trust, 94 K1
 A1, 7.60%, 8/15/07..................      236,705        213,822
DR Structured Financial Trust, 94 K1
 A2, 8.38%, 8/15/15..................      360,000        289,328
Fannie Mae 94 97 FC, 5.23%,
 5/25/01 (c).........................      101,550        102,551
Fannie Mae 96 14 PO, 7.93%, 12/25/23
 (g).................................       63,560         49,440
Fannie Mae 97 70 FA, 5.51%,
 5/18/01 (c).........................       48,890         48,957
Fannie Mae 98 22 FA, 5.44%,
 5/18/01 (c).........................      451,441        450,430
Fannie Mae IE 92 89 SQ, 18.31%,
 5/25/01 (c) (g).....................          309         26,564
Fannie Mae IE 97 30 SP, 22.18%,
 5/25/01 (c) (g).....................          826         73,405
Fannie Mae IO 00 16 PS, 4.09%,
 5/25/01 (c).........................    4,776,716        270,354
Fannie Mae IO 270 2, 8.50%, 9/1/23...    1,328,916        283,330
Fannie Mae IO 291 2, 8.00%, 11/1/27..    1,293,039        257,478
Fannie Mae IO 296 2, 8.00%, 4/1/24...    1,675,249        361,851
Fannie Mae IO 306, 8.00%, 5/1/30.....    4,584,582        780,515
Fannie Mae IO 307, 8.00%, 6/1/30.....      373,448         60,667
Freddie Mac 1710 D, 7.08%,
 5/15/01 (c).........................      341,906        344,499
Freddie Mac IO 1534 K, 2.34%, 5/15/01
 (c).................................    4,652,608        270,804
Freddie Mac IO 207, 7.00%, 4/1/30....    1,423,613        295,377
Freddie Mac IO 2141 SD, 3.11%,
 5/15/01 (c).........................    2,832,748        262,556
Freddie Mac IO 2182 SC, 3.41%,
 5/15/01 (c).........................    6,987,930        270,941
Freddie Mac IO 2247 SC, 2.46%,
 5/15/01 (c).........................    5,967,036        232,023
GE Capital Commercial Mortgage Corp.
 01 1 A1, 6.08%, 10/15/10............      700,000        695,972
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 8/15/08.......    1,175,000      1,180,974

                                   Continued

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

-----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
GMAC Commercial Mortgage Securities,
 Inc. IO 97 C2 X, 1.81%, 5/1/01
 (c).................................  $ 1,397,172   $     79,812
Government National Mortgage
 Association IO 99 29 SD, 2.98%,
 5/16/01 (c).........................    3,518,033        200,233
Government National Mortgage
 Association IO 99 30 S, 3.56%,
 5/16/01 (c).........................    3,888,373        247,620
Government National Mortgage
 Association IO 99 30 SA, 2.96%,
 5/16/01 (c).........................    3,790,529        228,531
Government National Mortgage
 Association IO 99 32 SB, 2.96%,
 5/16/01 (c).........................    3,022,164        158,473
Government National Mortgage
 Association IO 99 44 SA, 3.51%,
 5/16/01 (c).........................    2,374,118        181,125
GS Mortgage Securities Corp. IO 97 GL
 X2, 1.01%, 5/1/01 (c)...............    1,148,748         38,789
LB-UBS Commercial Mortgage Trust
 00 C3 A1, 7.95%, 7/15/09............      685,483        736,560
LB-UBS Commercial Mortgage Trust
 00 C4 A2, 7.37%, 6/15/10............    1,200,000      1,267,540
Morserv, Inc. 96 2 1A1, 5.71%,
 5/25/01 (c).........................      287,844        290,417
PNC Mortgage Acceptance Corp.
 00 C2 A2, 7.30%, 9/12/10............    1,200,000      1,258,906
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 10/18/10.......    1,300,000      1,310,109
                                                     ------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (Cost $14,634,466)..................                  14,643,191
                                                     ------------
-----------------------------------------------------------------
 YANKEE BONDS  - 1.8%

Abbey National PLC, 7.95%,
 10/26/29............................      120,000        129,982
Glencore Nickel Property Ltd.,
 9.00%,12/1/14.......................      595,000        404,600
Global Crossing Holding Ltd., 9.13%,
 11/15/06............................      850,000        807,500
Global Crossing Holding Ltd., 8.70%,
 8/1/07..............................      125,000        114,688
Multicanal, 10.50%, 4/15/18..........      265,000        132,500
Tyco International Group, 6.88%,
 9/5/02..............................      340,000        346,062
Tyco International Group, 6.75%,
 2/15/11.............................      675,000        671,606
Tyco International Group, 7.00%,
 6/15/28.............................       90,000         84,913
United Mexican States, 8.13%,
 12/30/19............................      495,000        450,945
Vodafone Group PLC, 7.75%, 2/15/10...      135,000        143,681
Vodafone Group PLC, 7.88%, 2/15/30...      970,000      1,022,491
                                                     ------------
TOTAL YANKEE BONDS
 (Cost $4,570,456)...................                   4,308,968
                                                     ------------
                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
-----------------------------------------------------------------
 PREFERRED STOCKS  - 0.3%
              SECURITY
             DESCRIPTION                 SHARES         VALUE
-------------------------------------  -----------   ------------
INDUSTRIAL  - 0.3%
Home Ownership Funding Corp., 13.33%
 (d).................................          825   $    611,300
                                                     ------------
TOTAL PREFERRED STOCKS
 (Cost $826,654).....................                     611,300
                                                     ------------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.3%
Dreyfus Cash Management Fund.........    5,330,112      5,330,112
                                                     ------------
TOTAL INVESTMENT COMPANIES
 (Cost $5,330,112)...................                   5,330,112
                                                     ------------
TOTAL INVESTMENTS
 (Cost $309,075,133) (a)  - 132.5%...                 310,230,158
LIABILITIES IN EXCESS OF OTHER ASSETS
  - 32.5%............................                 (76,055,165)
                                                     ------------
NET ASSETS  - 100.0%.................                $234,174,993
                                                     ------------
                                                     ------------

---------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.........................  $ 5,403,109
  Unrealized depreciation.........................   (4,248,084)
                                                    -----------
  Net unrealized appreciation.....................  $ 1,155,025
                                                    -----------
                                                    -----------

(b) Security purchased on a delayed delivery basis collateralized by cash and cash equivalents.
(c) Represents a variable rate note. Interest rate presented represents the current rate at April 30, 2001. The maturity date presented represents the next rate change date.
(d) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.
(e) Represents non-income producing security.
 (f) Represents an illiquid security, valued in good faith by the investment manager. The Portfolio has received partial payment for this security.
(g) Rate presented indicates the effective yield at time of purchase.

IE  --    ('IOette') Represents the right to receive interest
          payments on an underlying pool of mortgages with similar
          risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal.
IO  --    Interest Only security
PO  --    Principal Only security
TBA --    Pool number to be announced

At April 30, 2001 the fund's open futures contracts were as follows:

                                                              APPRECIATION/
        LONG           NUMBER OF   EXPIRATION    CONTRACT     (DEPRECIATION)
      CONTRACTS        CONTRACTS      DATE         VALUE       OF CONTRACTS
---------------------  ---------   ----------   -----------   --------------
U.S. 10 Year Note....     269       6/20/01     $27,917,156    $  (318,645)

        SHORT
      CONTRACTS
---------------------
U.S. 5 Year Note.....     236       6/20/01      24,573,500         81,013
U.S. Long Bond.......     282       6/20/01      28,332,188      1,027,754
                                                               -----------
                                                               $   790,122
                                                               -----------
                                                               -----------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value
 (cost $309,075,133)..............                $310,230,158
Cash..............................                     887,232
Interest and dividends
 receivable.......................                   2,877,426
Receivable for investments sold...                     634,722
Prepaid expenses and other
 assets...........................                       6,928
                                                  ------------
   TOTAL ASSETS...................                 314,636,466
LIABILITIES:
Payable for investments
 purchased........................  $80,330,048
Variation margin payable..........       43,766
Accrued expenses and other
 liabilities:
 Investment management............       77,850
 Administration...................        7,977
 Other............................        1,832
                                    -----------
   TOTAL LIABILITIES..............                  80,461,473
                                                  ------------
NET ASSETS:
Applicable to investors'
 beneficial interest..............                $234,174,993
                                                  ------------
                                                  ------------
--------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Interest............................               $ 8,261,361
Dividend............................                   229,702
                                                   -----------
   TOTAL INVESTMENT INCOME..........                 8,491,063
EXPENSES:
Investment management...............  $  463,428
Administration......................      45,614
Accounting..........................      39,356
Custodian...........................      38,452
Other...............................      11,943
                                      ----------
   TOTAL EXPENSES...................                   598,793
                                                   -----------
NET INVESTMENT INCOME...............                 7,892,270
                                                   -----------
NET REALIZED/UNREALIZED GAINS FROM
 INVESTMENTS:
Net realized gains from investment
 and futures transactions...........                 3,131,701
Change in unrealized
 appreciation/depreciation from
 investments and futures............                 5,625,099
                                                   -----------
Net realized/unrealized gains from
 investments and futures............                 8,756,800
                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................               $16,649,070
                                                   -----------
                                                   -----------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                               APRIL 30,          YEAR ENDED
                                                                  2001           OCTOBER 31,
                                                              (UNAUDITED)            2000
                                                              ------------      --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $ 7,892,270        $ 13,251,915
 Net realized gains/(losses) from investment and futures
   transactions.............................................    3,131,701          (2,366,277)
 Change in unrealized appreciation/depreciation from
   investments and futures..................................    5,625,099           2,172,639
                                                              ------------       ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   16,649,070          13,058,277
                                                              ------------       ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTERESTS.......................................   (8,840,054)         16,436,237
                                                              ------------       ------------
CHANGE IN NET ASSETS........................................    7,809,016          29,494,514
NET ASSETS:
 Beginning of period........................................  226,365,977         196,871,463
                                                              ------------       ------------
 End of period..............................................  $234,174,993       $226,365,977
                                                              ------------       ------------
                                                              ------------       ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                             FOR THE SIX
                                             MONTHS ENDED
                                              APRIL 30,                     FOR THE YEARS ENDED OCTOBER 31,
                                                 2001        -------------------------------------------------------------
                                             (UNAUDITED)       2000         1999         1998         1997          1996
                                             ------------    --------     --------     --------     --------       -------
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)........    $234,175      $226,366     $196,871     $173,073     $118,405       $64,178
Ratio of expenses to average net assets....        0.52%(a)      0.51%        0.56%        0.62%        0.57%         0.67%
Ratio of net investment income to average
 net  assets...............................        6.81%(a)      6.74%        6.43%        6.03%        6.17%         5.66%
Ratio of expenses to average net assets....        0.52%(a)      0.51%        0.56%        0.62%        0.77%(b)      0.90%(b)
Portfolio turnover.........................      226.56%       440.49%      433.26%      126.40%      349.00%       152.00%

---------

(a) Annualized.
(b) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

-----------------------------------------------------------------
 COMMON STOCKS  - 92.8%
                                          SHARES      VALUE
                                       -----------   ------------
AUSTRALIA  - 3.6%
Australia & New Zealand Bank Group
 Ltd.................................      225,821   $  1,615,874
Broken Hill Proprietary Ltd..........      149,878      1,647,347
Broken Hill Proprietary Ltd. ADR.....       83,800      1,833,545
Cable & Wireless Optus Ltd. (b)......      391,900        710,573
Fosters Brewing Group Ltd............      300,299        756,146
Lend Lease Corp. Ltd.................       34,325        245,614
National Australia Bank Ltd..........       52,000        799,420
News Corp. Ltd.......................       26,992        256,779
News Corp. Ltd. ADR..................        8,275        317,760
Westpac Banking Corp. Ltd............      161,651      1,079,919
WMC Ltd..............................      235,400      1,131,361
Woolworths Ltd.......................      161,400        740,261
                                                     ------------
                                                       11,134,599
                                                     ------------
CANADA  - 4.3%
Abitibi-Consolidated, Inc............       86,500        731,868
Alcan Aluminium Ltd. (b).............       20,300        903,041
ATI Technologies, Inc. (b)...........       86,400        486,411
Bank of Nova Scotia..................       27,500        681,021
Bombardier, Class B..................      215,900      3,112,429
Canadian National Railway Co. (b)....       19,300        766,232
Magna International, Inc. (b)........       29,500      1,539,626
National Bank of Canada (b)..........       52,100        896,884
Nortel Networks Corp., ADR...........       63,200        966,960
Suncor Energy, Inc...................       22,800        636,120
Thomson Corp.........................       80,000      2,681,454
                                                     ------------
                                                       13,402,046
                                                     ------------
FINLAND  - 3.7%
Nokia Corp. ADR......................       29,000        991,510
Nokia Oyj............................      288,800      9,550,112
UPM-Kymmene Oyj......................       35,000      1,096,882
                                                     ------------
                                                       11,638,504
                                                     ------------
FRANCE  - 5.8%
Bouygues.............................       83,290      3,560,595
Christian Dior SA (b)................       18,800        804,855
Compagnie De Saint Gobain (b)........        3,800        572,710
Groupe Danone (b)....................        9,800      1,272,818
LVMH (Moet Hennessy Louis Vuitton)...       11,500        709,593
Michelin, B Shares (b)...............       21,900        726,330
PSA Peugeot Citroen (b)..............        2,900        827,602
Sanofi Synthelabo (b)................       79,120      4,741,715
Societe Television Francaise (b).....      100,000      4,193,374
Valeo SA (b).........................        4,360        200,998
Vivendi Universal (b)................        9,500        657,353
                                                     ------------
                                                       18,267,943
                                                     ------------
                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE
                                       -----------   ------------
GERMANY  - 6.2%
Aixtron (b)..........................       12,100   $  1,102,760
Allianz Holdings AG..................        2,600        747,981
Bayerische Motoren Werke AG..........       36,400      1,213,366
Daimler Chrysler AG..................       37,800      1,891,726
Deutsche Bank AG Registered..........       14,700      1,195,710
Deutsche Telekom AG..................       28,100        732,413
Dresdner Bank AG (b).................       16,000        728,388
Epcos AG (b).........................       17,400      1,116,838
Infineon Technologies AG (b).........       47,400      2,059,097
Infineon Technologies AG ADR (b)            28,600      1,220,076
Metro AG (b).........................       61,900      2,815,207
MG Technologies......................       34,000        382,812
Muenchener Rueckversicher AG.........        5,800      1,642,863
Siemens AG...........................       33,000      2,428,256
                                                     ------------
                                                       19,277,493
                                                     ------------
GREECE  - 0.2%
Hellenic Bottling Co. SA.............       32,543        490,466
                                                     ------------

HONG KONG  - 3.6%
Cheung Kong Holdings Ltd. (b)........      301,000      3,357,742
China Mobile Ltd. (b)................      471,500      2,315,486
Hong Kong Land Holdings Ltd..........      241,000        484,410
Hutchison Whampoa Ltd. (b)...........      105,600      1,140,763
Johnson Electric Holdings............      919,000      1,726,294
Li & Fung Ltd........................      418,000        793,231
Shangri-La Asia, Ltd. (b)............      532,000        518,426
Swire Pacific Ltd., Class A (b)......      191,500      1,055,842
                                                     ------------
                                                       11,392,194
                                                     ------------
IRELAND  - 0.9%
Allied Irish Banks (b)...............       25,100        275,929
Allied Irish Banks PLC (b)...........       80,616        889,087
CRH PLC..............................       71,875      1,209,418
Irish Life & Permanent PLC...........       25,900        284,724
                                                     ------------
                                                        2,659,158
                                                     ------------
ITALY  - 2.7%
Assicurazioni Generali (b)...........       70,200      2,265,379
ENI SpA (b)..........................      514,000      3,517,896
Olivetti SpA.........................      617,500      1,382,295
Telecom Italia SpA...................       58,611        651,077
Telecom Italia SpA RNC...............      123,000        766,590
                                                     ------------
                                                        8,583,237
                                                     ------------

                                   Continued

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE
                                       -----------   ------------
JAPAN  - 22.9%
Advantest Corp.......................       28,600   $  3,280,544
Aiful Corp...........................       15,850      1,474,210
Chugai Pharmaceutical Co., Ltd.......      113,000      1,678,512
Daiwa Securities Group Inc. (b)......      110,000      1,246,610
DDI Corp.............................          122        492,800
Fuji Soft ABC, Inc...................        9,900        559,372
Fujitsu Support and Services, Inc....        4,900        208,241
Furukawa Electric Co., Ltd. (b)......       56,000        668,636
Hirose Electronics Co., Ltd..........       29,400      2,779,714
Hitachi, Ltd.........................      150,000      1,454,648
Honda Motor Co., Ltd.................       26,000      1,046,019
Hoya Corp............................        7,300        478,650
Japan Air Lines (b)..................      260,000      1,031,287
Jusco Co., Ltd.......................       80,000      2,001,052
Keyence Corp.........................        5,130      1,117,068
Kokusai Securities Co., Ltd..........       68,000        583,478
Mabuchi Motor Co. Ltd................        6,500        651,920
Matsushita Communications............        9,000        495,406
Mitsubishi Heavy Industries, Ltd.
 (b).................................      440,000      1,798,680
Mitsubishi Motors Corp. (b)..........      412,000      1,270,668
Mitsui Fudosan Co., Ltd. (b).........       72,000        713,968
Murata Manufacturing Co., Ltd........       26,000      2,186,749
Nichicon Corp........................       20,000        271,664
Nikko Securities Co., Ltd............       86,000        730,967
Nikon Corp...........................      186,000      2,303,638
Nintendo Co., Ltd....................       17,700      2,851,257
Nippon Telegraph & Telephone Corp....          115        730,765
Nissan Motor Co., Ltd................      241,000      1,652,382
Nomura Securities Co., Ltd...........       74,000      1,563,443
NTT DoCoMo Network, Inc..............          337      6,929,047
Rohm Co., Ltd........................       13,500      2,382,321
Sankyo Co., Ltd......................       52,000      1,086,008
Sekisui House, Ltd...................      120,000      1,032,582
Shin-Etsu Chemical (b)...............       28,000      1,124,216
Shionogi & Co., Ltd..................      130,000      2,288,825
Sony Corp............................       59,110      4,421,228
Sony Corp. ADR.......................        4,400        337,260
Sumitomo Realty & Development Co.,
 Ltd.................................      156,000        857,441
Suzuki Motor Corp....................       62,000        787,955
Taiyo Yuden Co., Ltd.................       50,000      1,396,365
Tokyo Electron, Ltd..................       67,900      4,946,775
Tokyo Seimitsu Co., Ltd..............       15,300        997,005
Tokyu Corp. (b)......................      190,000      1,091,998
Toray Industries, Inc................      295,000      1,325,333
UFJ Holdings.........................          192      1,381,697
Ushio, Inc...........................       36,000        559,809
Yamanouchi Pharmaceutical Co., Ltd.
 (b).................................       13,000        359,898
Yasuda Fire & Marine Insurance.......      163,000        997,515
                                                     ------------
                                                       71,625,626
                                                     ------------
MEXICO  - 1.5%
America Movil........................       91,400      1,681,760
Telefonos De Mexico ADR..............       91,400      3,162,440
                                                     ------------
                                                        4,844,200
                                                     ------------

                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE
                                       -----------   ------------
NETHERLANDS  - 7.3%
ABN Amro Holding NV (b)..............       81,503   $  1,640,219
Aegon NV (b).........................      157,982      5,266,207
ASM Lithography Holding NV (b).......      170,800      4,512,390
Hagemeyer NV.........................       36,000        719,700
Heineken Holding NV (b)..............       12,300        472,167
Heineken NV..........................       71,300      3,694,677
ING Groep NV.........................       27,000      1,842,416
Koninklijke (Royal) Philips
 Electronics NV......................       48,500      1,423,650
Koninklijke (Royal) Philips
 Electronics NV ADR..................       10,600        326,480
STMicroelectronics NV (b)............       37,000      1,490,864
STMicroelectronics NV ADR............       20,800        841,360
VNU (b)..............................       16,500        685,324
                                                     ------------
                                                       22,915,454
                                                     ------------
NORWAY  - 0.6%
Norsk Hydro ASA (b)..................       39,600      1,725,045
Norsk Hydro ASA ADR..................        2,100         89,901
                                                     ------------
                                                        1,814,946
                                                     ------------
PORTUGAL  - 0.3%
Portugal Telecom SA..................       95,000        921,390
                                                     ------------

RUSSIA  - 0.2%
Lukoil-Holding ADR...................       16,900        703,040
                                                     ------------

SINGAPORE  - 1.1%
Creative Technology Ltd..............       14,000        129,125
Creative Technology Ltd. ADR.........       20,000        181,000
Datacraft Asia Ltd...................       64,017        326,487
Overseas Union Bank (b)..............      152,000        592,482
Singapore Airlines Ltd. (b)..........       73,000        581,118
Singapore Press Holdings Ltd.........      100,370      1,151,657
United Overseas Bank Ltd. (b)........       67,000        445,075
                                                     ------------
                                                        3,406,944
                                                     ------------
SOUTH KOREA  - 2.5%
Korea Telecom Corp. ADR (b)..........        8,500        234,855
Pohang Iron & Steel Co. Ltd. ADR.....       35,000        700,350
Samsung Electronics Ltd. (b).........       72,790      6,742,538
                                                     ------------
                                                        7,677,743
                                                     ------------
SPAIN  - 1.2%
Banco Bilbao Vizcaya Argentina SA....      128,400      1,823,602
Telefonica SA........................       85,130      1,440,007
Telefonica SA ADR....................        9,297        467,267
                                                     ------------
                                                        3,730,876
                                                     ------------
SWEDEN  - 1.2%
Assa Abloy AB, Class B...............       36,000        625,643
ForeningsSparbanken AB...............       75,100        888,387
Hennes & Mauritz AB B Shares.........       62,000      1,044,296
Telefonaktiebolaget LM Ericsson......      172,080      1,105,759
Telefonaktiebolaget LM Ericsson
 ADR.................................       31,600        203,188
                                                     ------------
                                                        3,867,273
                                                     ------------

                                   Continued

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE
                                       -----------   ------------
SWITZERLAND  - 5.4%
Compagnie Financiere Richemont
 AG (b)..............................        1,110   $  2,751,278
Credit Suisse Group (b)..............       10,087      1,880,959
Holderbank Financiere Glaris AG,
 B Shares (b)........................        1,945      2,191,843
Nestle SA............................          857      1,774,436
Novartis AG..........................        2,294      3,564,974
PubliGroupe SA (b)...................          672        268,826
Roche Holding AG (b).................           72        517,123
Schweizerische Rueckversicherungs
 Registered (b)......................          922      1,814,950
Swisscom AG (b)......................        6,173      1,604,781
Syngenta AG (b)......................       12,054        610,750
                                                     ------------
                                                       16,979,920
                                                     ------------
TAIWAN  - 2.4%
Asustek Computer, Inc................      311,562      1,430,070
Taiwan Semiconductor Manufacturing
 Co. Ltd. ADR........................      251,856      6,104,989
                                                     ------------
                                                        7,535,059
                                                     ------------
TURKEY  - 0.4%
Turkive IS Bankasi...................      902,159      1,250,753
                                                     ------------
UNITED KINGDOM  - 14.8%
AstraZeneca PLC......................      203,551      9,488,664
AstraZeneca PLC ADR..................        8,300        394,416
Autonomy PLC ADR (b).................       19,000        161,754
BG Group PLC.........................       78,555        308,814
British Aerospace PLC................      249,062      1,184,907
Centrica PLC.........................      179,500        608,050
Dimensions Data Holdings PLC.........      226,200      1,072,905
GKN PLC..............................      119,300      1,293,882
Granada Compass PLC (b)..............      228,288        614,081
Halifax Group PLC....................      184,500      2,100,011
Invensys PLC.........................      389,900        818,684
Land Securities PLC..................       32,600        415,371
Lloyds TSB Group PLC.................      411,560      4,298,738
Marks & Spencer PLC (b)..............      158,000        605,301
National Grid Group PLC (b)..........       88,000        671,741
Pearson PLC (b)......................       45,400        956,849
Powergen PLC.........................       34,100        348,611
Prudential Corp. PLC (b).............      115,700      1,350,026
Reuters Group PLC....................      149,666      2,192,846
Reuters Group PLC ADR................          780         70,270
Shell Transport & Trading Co. PLC....      290,000      2,421,162
Shire Pharmaceuticals Group PLC......       40,500        681,471
Smiths Industries PLC (b)............      102,100      1,212,520
Syngenta AG ADR......................        1,031         10,434
Tate & Lyle PLC......................      240,000        765,775
Unilever PLC.........................      185,000      1,398,948
Vodafone Airtouch PLC................    3,587,553     10,907,928
                                                     ------------
                                                       46,354,159
                                                     ------------
TOTAL COMMON STOCKS..................                 290,473,023
                                                     ------------

                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
-----------------------------------------------------------------
 PREFERRED STOCKS  - 1.7%
                                         SHARES OR
                                         PRINCIPAL
                                           AMOUNT*      VALUE
                                       -----------   ------------
JAPAN  - 1.7%
NEC Corp.............................      285,000      5,202,371
                                                     ------------
TOTAL PREFERRED STOCKS...............                   5,202,371
                                                     ------------
-----------------------------------------------------------------
 CONVERTIBLE BONDS  - 0.8%
JAPAN  - 0.8%
Sakura Finance, 0.75%, 10/1/01.......  120,000,000      1,332,011
Sanwa International Finance, 1.25%,
 8/1/05..............................  126,000,000      1,111,750
                                                     ------------
TOTAL CONVERTIBLE BONDS..............                   2,443,761
                                                     ------------
-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 4.1%

UNITED STATES  - 4.1%
Investors Cash Reserve...............   12,701,767     12,701,767
                                                     ------------
TOTAL INVESTMENT COMPANIES...........                  12,701,767
                                                     ------------
TOTAL INVESTMENTS
 (Cost $272,287,013) (a)  - 99.4%....                 310,820,922
OTHER ASSETS IN EXCESS OF LIABILITIES
  - 0.6%.............................                   1,722,984
                                                     ------------
NET ASSETS  - 100.0%.................                $312,543,906
                                                     ------------
                                                     ------------

---------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.......................  $ 65,590,979
    Unrealized depreciation.......................   (27,057,070)
                                                    ------------
    Net unrealized appreciation...................  $ 38,533,909
                                                    ------------
                                                    ------------

(b) Represents non-income producing security.

* The principle amount of each security is denominated in the local currency of each respective country.

  ADR -- American Depositary Receipt

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO          APRIL 30, 2001 (UNAUDITED)

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      -----------
Advertising.................................................      0.09%
Aerospace/Military..........................................      0.77%
Airlines....................................................      0.19%
Automotive..................................................      3.75%
Banking/Financial Services..................................     11.10%
Building Materials..........................................      1.27%
Business Services...........................................      0.23%
Cellular Communications.....................................      3.49%
Chemicals...................................................      0.36%
Computer Related............................................      5.51%
Construction................................................      0.33%
Consumer Products & Services................................      0.26%
Distribution................................................      0.25%
Electrical/Electronics......................................     15.70%
Food & Beverage Products/Services...........................      4.06%
Forest Products/Paper.......................................      0.35%
Industrial..................................................      0.44%
Insurance...................................................      4.70%
Leisure.....................................................      0.91%
Machinery/Equipment.........................................      0.58%
Manufacturing...............................................      2.84%
Medical -- Drugs............................................      8.13%
Media.......................................................      2.23%
Metals & Mining.............................................      2.53%
Oil & Gas...................................................      4.31%
Photography.................................................      0.74%
Publishing..................................................      1.75%
Railroads...................................................      0.25%
Real Estate.................................................      2.45%
Retail......................................................      1.88%
Telecommunications..........................................     11.96%
Textiles....................................................      0.42%
Tobacco.....................................................      0.88%
Transportation & Shipping...................................      0.68%
Repurchase Agreements.......................................      4.06%
                                                                ------
   Total Investments........................................     99.45%
Other assets in excess of liabilities.......................      0.55%
                                                                ------
Net Assets..................................................    100.00%
                                                                ------
                                                                ------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO          APRIL 30, 2001 (UNAUDITED)

At April 30, 2001, the portfolio's open forward foreign currency contracts were as follows:

                                                            CONTRACT         CONTRACT                      UNREALIZED
                                             DELIVERY        AMOUNT            VALUE         MARKET      APPRECIATION/
CURRENCY                                       DATE     (LOCAL CURRENCY)   (U.S. DOLLAR)      VALUE      (DEPRECIATION)
--------                                       ----     ----------------   -------------      -----      --------------
LONG CONTRACTS
Australian Dollar..........................   5/2/01           40,606       $    20,685    $    20,740     $      55
British Pound..............................   5/1/01          138,045           198,809        197,517        (1,292)
Euro.......................................  6/26/01          449,740           400,338        398,900        (1,438)
Euro.......................................  5/29/01        2,913,128         2,489,427      2,584,778        95,351
Euro.......................................   6/8/01        2,099,893         1,875,016      1,863,011       (12,005)
Euro.......................................   6/8/01          746,549           666,983        662,253        (4,730)
Euro.......................................  6/18/01        3,752,390         3,353,942      3,328,603       (25,339)
Euro.......................................  7/26/01        3,513,630         3,253,964      3,114,810      (139,154)
Euro.......................................   5/7/01        1,430,612         1,332,000      1,268,561       (63,439)
Euro.......................................  5/11/01          710,543           657,311        630,130       (27,181)
Euro.......................................  8/27/01          895,877           823,643        793,875       (29,768)
Euro.......................................   5/4/01          372,664           342,472        330,645       (11,827)
Euro.......................................   6/7/01          538,209           500,397        477,503       (22,894)
Euro.......................................  6/13/01        1,223,241         1,141,239      1,085,171       (56,068)
Euro.......................................  6/21/01          379,584           340,409        336,701        (3,708)
Euro.......................................   9/4/01           35,602            31,562         31,545           (17)
Euro.......................................  7/18/01       21,855,599         1,936,718      1,937,794         1,076
Euro.......................................  6/19/01           73,407            64,756         65,116           360
Swedish Kroner.............................   5/3/01          553,912            54,306         53,935          (371)
Swiss Franc................................   6/5/01        1,736,847         1,053,295      1,004,016       (49,279)
Swiss Franc................................  6/25/01        1,113,508           654,959        644,055       (10,904)
Singapore Dollar...........................   5/2/01           47,206            25,977         25,916           (61)
                                                                            -----------    -----------     ---------
TOTAL LONG CONTRACTS....................................................    $21,218,208    $20,855,575     $(362,633)
                                                                            -----------    -----------     ---------
                                                                            -----------    -----------     ---------
SHORT CONTRACTS
British Pound..............................  6/26/01          273,779       $   400,338    $   391,085     $   9,253
British Pound..............................  7/26/01        2,241,344         3,253,964      3,199,407        54,557
British Pound..............................  5/11/01          454,137           657,311        649,549         7,762
British Pound..............................   5/2/01          249,772           358,288        357,379           909
Canadian Dollar............................   6/4/01          523,482           342,472        340,070         2,402
Canadian Dollar............................   6/7/01          772,950           500,397        502,126        (1,729)
Canadian Dollar............................  6/13/01        1,763,352         1,141,239      1,145,485        (4,246)
Euro.......................................  5/29/01          258,035           246,978        228,951        18,027
Euro.......................................   5/3/01          393,481           350,120        348,870         1,250
Euro.......................................   5/2/01          117,832           105,130        104,464           666
Swiss Franc................................   5/3/01           64,566            37,403         37,227           176
Japanese Yen...............................  5/29/01      268,270,000         2,489,427      2,179,029       310,398
Japanese Yen...............................  6/18/01      367,036,320         3,353,942      2,987,767       366,175
Japanese Yen...............................  8/27/01       92,624,750           823,643        760,145        63,498
Japanese Yen...............................  8/31/01      175,467,600         1,540,000      1,440,693        99,307
Japanese Yen...............................   6/5/01      121,926,720         1,053,295        991,114        62,181
Japanese Yen...............................  6/21/01       41,262,400           340,409        335,995         4,414
Japanese Yen...............................  6/25/01       80,000,000           654,959        651,714         3,245
Japanese Yen...............................  7/18/01      238,121,100         1,936,718      1,944,999        (8,281)
                                                                            -----------    -----------     ---------
TOTAL SHORT CONTRACTS...................................................    $19,586,033    $18,596,069     $ 989,964
                                                                            -----------    -----------     ---------
                                                                            -----------    -----------     ---------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value
 (cost $272,287,013).................             $310,820,922
Foreign currency.....................                       12
Interest and dividends receivable....                  688,328
Receivable for investments sold......                1,076,663
Unrealized appreciation on forward
 foreign currency contracts..........                  627,331
Prepaid expenses.....................                        3
                                                  ------------
   TOTAL ASSETS......................              313,213,259
LIABILITIES:
Payable for investments purchased....  $394,745
Accrued expenses and other
 liabilities:
 Investment management...............   172,063
 Administration......................    10,218
 Other...............................    92,327
                                       --------
   TOTAL LIABILITIES.................                  669,353
                                                  ------------
NET ASSETS:
Applicable to investors' beneficial
 interest............................             $312,543,906
                                                  ------------
                                                  ------------

--------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
INVESTMENT INCOME:
Interest income.....................               $    543,758
Dividend............................                  1,896,921
Foreign tax withholding.............                   (308,540)
                                                   ------------
   TOTAL INVESTMENT INCOME..........                  2,132,139
EXPENSES:
Investment management...............  $1,083,896
Administration......................      61,265
Accounting..........................      40,284
Custodian...........................     192,073
Other...............................      15,852
                                      ----------
   TOTAL EXPENSES...................                  1,393,370
                                                   ------------
NET INVESTMENT INCOME...............                    738,769
                                                   ------------
NET REALIZED/UNREALIZED
 GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains from investment
 and foreign currency
 transactions.......................                  8,324,030
Change in unrealized
 appreciation/depreciation from
 investments and foreign
 currencies.........................                (29,609,005)
                                                   ------------
Net realized/unrealized losses from
 investments and foreign
 currencies.........................                (21,284,975)
                                                   ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................               $(20,546,206)
                                                   ------------
                                                   ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                               APRIL 30,      YEAR ENDED
                                                                  2001       OCTOBER 31,
                                                              (UNAUDITED)        2000
                                                              ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $   738,769    $  1,870,762
 Net realized gains from investment and foreign currency
   transactions.............................................    8,324,030      29,895,926
 Change in unrealized appreciation/depreciation from
   investments and foreign currencies.......................  (29,609,005)    (25,559,425)
                                                              ------------   ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  (20,546,206)      6,207,263
                                                              ------------   ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST........................................      765,558      37,287,785
                                                              ------------   ------------
CHANGE IN NET ASSETS........................................  (19,780,648)     43,495,048
NET ASSETS:
 Beginning of period........................................  332,324,554     288,829,506
                                                              ------------   ------------
 End of period..............................................  $312,543,906   $332,324,554
                                                              ------------   ------------
                                                              ------------   ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                              FOR THE SIX
                                              MONTHS ENDED
                                                APRIL 30,                      FOR THE YEARS ENDED OCTOBER 31,
                                                   2001           ---------------------------------------------------------
                                              (UNAUDITED)          2000       1999       1998           1997         1996
                                              ------------         ----       ----       ----           ----         ----
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........    $312,544         $332,325   $288,830   $205,737       $207,129     $135,239
Ratio of expenses to average net
 assets.....................................        0.89%(a)         0.84%      0.91%      0.97%          0.76%        0.83%
Ratio of net investment income to average
 net assets.................................        0.47%(a)         0.53%      0.61%      0.80%          1.21%        1.14%
Ratio of expenses to average net assets.....        0.89%(a)         0.84%      0.91%      0.97%          1.01%(b)     1.10%(b)
Portfolio turnover..........................       13.14%           27.81%     34.26%     40.47%         30.00%       23.30%

---------

(a) Annualized.
(b) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

------------------------------------------------------------------
 COMMON STOCKS  - 93.8%
               SECURITY
              DESCRIPTION                  SHARES        VALUE
---------------------------------------  ----------   ------------
ADVERTISING  - 0.2%
Catalina Marketing Corp. (b)...........      21,820   $    762,827
                                                      ------------
AIRLINES  - 0.7%
Skywest, Inc...........................      87,260      2,312,390
                                                      ------------
BIOTECHNOLOGY  - 0.2%
Digene Corp. (b).......................       2,000         41,900
Harvard Bioscience, Inc. (b)...........      34,760        265,914
V.I. Technologies, Inc. (b)............      74,150        509,411
                                                      ------------
                                                           817,225
                                                      ------------
BUILDING MATERIALS  - 0.8%
Martin Marietta Materials..............      55,830      2,566,505
                                                      ------------

COMMERCIAL SERVICES  - 15.5%
Arbitron, Inc. (b).....................      16,388        342,181
Bright Horizons Family Solutions, Inc.
 (b)...................................      34,670        861,550
Caremark Rx, Inc. (b)..................   1,273,800     20,189,729
Concord EFS, Inc. (b)..................     122,100      5,683,754
Edison Schools, Inc. (b)...............      51,300        989,064
First Health Group Corp. (b)...........      73,770      3,817,598
Gartner Group, Inc. (b)................      72,780        582,240
Memberworks, Inc. (b)..................      15,270        376,253
Meta Group, Inc. (b)...................      39,350         88,538
Modis Professional Services, Inc.
 (b)...................................     246,974      1,284,265
National Processing, Inc. (b)..........      96,190      2,246,998
NCO Group, Inc. (b)....................      60,010      1,620,270
NOVA Corp. (b).........................     262,580      5,950,062
Orthodontic Centers of America (b).....      52,790      1,438,528
Parexel International Corp. (b)........     101,120      1,269,056
Sodexho Marriott Services, Inc. (b)....      75,290      2,211,267
Spherion Corp. (b).....................     127,474      1,041,463
Trico Marine Services, Inc. (b)........      33,610        486,673
                                                      ------------
                                                        50,479,489
                                                      ------------
COMPUTER SERVICES  - 6.1%
Affiliated Computer Services, Inc.
 (b)...................................      70,235      5,056,921
Ceridian Corp. (b).....................      81,940      1,474,920
Complete Business Solutions (b)........      75,060        800,890
DST Systems, Inc. (b)..................      45,986      2,258,832
Eloyalty Corp. (b).....................     394,505      1,246,636
Radiant Systems, Inc. (b)..............      91,560      1,538,208
Sungard Data Systems, Inc. (b).........      85,512      4,726,248
Synopsys, Inc. (b).....................      35,570      2,042,785
Technology Solutions Co. (b)...........     250,665        701,862
                                                      ------------
                                                        19,847,302
                                                      ------------
COMPUTER SOFTWARE  - 13.9%
Acxiom Corp. (b).......................      99,400      1,507,898
Aspen Technology, Inc. (b).............     183,660      3,867,879
Bottomline Technologies, Inc. (b)......      23,490         83,859
Captaris, Inc. (b).....................     135,900        286,749
Concord Communications, Inc. (b).......      19,140        133,597
CSG Systems International (b)..........      85,500      4,976,954
Dendrite International, Inc. (b).......     191,056      2,298,404
ePresence, Inc. (b)....................     130,480        520,615
Exchange Applications, Inc. (b)........     161,150        259,452

                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
------------------------------------------------------------------
 COMMON STOCKS, CONTINUED

               SECURITY
              DESCRIPTION                  SHARES        VALUE
---------------------------------------  ----------   ------------
COMPUTER SOFTWARE, CONTINUED
Fiserv, Inc. (b).......................      25,612   $  1,417,368
Global Payments, Inc. (b)..............     113,112      2,392,319
HNC Software, Inc. (b).................     118,760      3,233,835
Hyperion Solutions Corp. (b)...........     216,750      3,643,568
IDX Systems Corp. (b)..................      29,810        618,856
IMRglobal Corp. (b)....................       3,310         28,267
infoUSA, Inc. (b)......................     176,040        781,618
JDA Software Group, Inc. (b)...........      73,980      1,107,481
Lightspan, Inc. (b)....................      24,800         37,448
MetaSolv, Inc. (b).....................     144,810      1,269,984
National Data Corp.....................     143,340      4,106,690
NETIQ Corp. (b)........................      31,900        936,584
Onyx Software Corp. (b)................     123,890        498,038
Peregrine Systems, Inc. (b)............      81,597      2,103,571
Probusiness Services, Inc. (b).........      63,810      1,438,916
Remedy Corp. (b).......................      50,500        885,265
Smartforce PLC ADR (b).................     120,990      4,354,429
Transaction Systems Architects, Inc.
 Class A (b)...........................     158,995      1,341,918
Wind River Systems (b).................      52,200      1,467,864
                                                      ------------
                                                        45,599,426
                                                      ------------
CONSTRUCTION & HOUSING  - 0.2%
Dycom Industries, Inc. (b).............      47,170        775,003
                                                      ------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS  - 5.6%
Anadigics, Inc. (b)....................      21,240        377,010
ASM International N.V. (b).............       6,000        150,600
Belden, Inc............................      48,335      1,141,189
Credence Systems Corp. (b).............      13,000        308,750
DSP Group, Inc. (b)....................      46,010        997,497
Dupont Photomasks, Inc. (b)............      11,515        642,537
Elantec Semiconductor, Inc. (b)........       8,600        285,692
Exar Corp. (b).........................      66,870      1,945,917
HI/FN, Inc. (b)........................      67,870      1,125,963
Marvell Technology Group, Ltd. (b).....     101,085      2,547,341
Mettler-Toledo International, Inc.
 (b)...................................      41,490      1,835,933
Microchip Technology, Inc. (b).........      12,829        371,143
MKS Instruments, Inc. (b)..............      36,970        932,014
Photronics, Inc. (b)...................      40,540      1,163,903
Sipex Corp. (b)........................      78,790        948,632
Transwitch Corp. (b)...................      91,500      1,587,525
Varian, Inc. (b).......................      65,980      2,132,474
                                                      ------------
                                                        18,494,120
                                                      ------------
FINANCIAL SERVICES  - 1.4%
Federated Investors, Inc...............      43,140      1,257,531
Student Loan Corp......................      31,710      2,314,830
Waddell & Reed Financial, Inc..........      38,370      1,167,215
                                                      ------------
                                                         4,739,576
                                                      ------------
FOOD & BEVERAGE PRODUCTS  - 1.0%
Del Monte Foods Co. (b)................     177,740      1,475,242
Tootsie Roll Industries, Inc...........      36,083      1,744,972
                                                      ------------
                                                         3,220,214
                                                      ------------

                                   Continued

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HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
               SECURITY
              DESCRIPTION                  SHARES        VALUE
---------------------------------------  ----------   ------------
HEALTH CARE  - 13.8%
Arthrocare Corp. (b)...................     123,700   $  2,323,086
Conmed Corp. (b).......................      75,480      1,629,613
Cyberonics (b).........................     140,090      1,597,026
Cytyc Corp. (b)........................     317,700      7,481,835
DaVita, Inc. (b).......................     383,852      6,755,795
Haemonetics Corp. (b)..................     110,690      3,597,425
Idexx Laboratories, Inc. (b)...........     187,310      5,077,974
Impath, Inc. (b).......................      83,690      2,617,823
LifePoint Hospitals, Inc. (b)..........      80,410      2,791,835
Lincare Holdings, Inc. (b).............      66,380      3,310,371
MID Atlantic Medical Services, Inc.
 (b)...................................      80,040      1,627,213
Osteotech, Inc. (b)....................     133,180        732,490
Steris Corp. (b).......................     155,300      2,823,354
Techne Corp. (b).......................       5,480        175,908
Triad Hospitals, Inc. (b)..............      38,651      1,188,518
Visx, Inc. (b).........................      31,100        629,775
Zoll Medical Corp. (b).................      30,100        738,052
                                                      ------------
                                                        45,098,093
                                                      ------------
HOUSEHOLD PRODUCTS  - 0.2%
Blyth Industries, Inc..................      31,315        717,114
                                                      ------------
INTERNET RELATED  - 8.8%
Art Technology Group, Inc. (b).........     136,600      1,248,524
Braun Consulting (b)...................      49,050        274,680
Checkfree Corp. (b)....................      53,820      2,144,189
CNET Networks, Inc. (b)................     179,720      2,205,164
Cysive, Inc. (b).......................      89,972        332,896
Data Return Corp. (b)..................      64,440        166,900
Digital Insight Corp. (b)..............      56,780        690,445
E.piphany, Inc. (b)....................      84,930        771,164
Extensity, Inc. (b)....................      25,280        200,976
L90, Inc. (b)..........................      29,810         70,054
Netegrity, Inc. (b)....................      54,400      2,175,456
Netopia, Inc. (b)......................      33,180        110,158
Predictive Systems, Inc. (b)...........     129,360        292,354
Proxicom, Inc. (b).....................      35,680        201,235
Retek, Inc. (b)........................      53,331      1,540,733
RSA Security, Inc. (b).................     198,800      6,361,599
S1 Corp. (b)...........................      91,371        607,617
Sapient Corp. (b)......................      51,950        698,728
SportsLine.com, Inc. (b)...............     114,900        451,557
Tibco Software, Inc. (b)...............     137,100      1,562,940
Verity, Inc. (b).......................      46,670      1,051,008
Vignette Corp. (b).....................     220,790      1,479,293
WatchGuard Technolgies, Inc. (b).......     160,150      1,114,644
WebMD Corp. (b)........................     344,480      3,000,421
                                                      ------------
                                                        28,752,735
                                                      ------------
MACHINERY & EQUIPMENT  - 0.0%
Cognex Corp. (b).......................       4,000        118,040
                                                      ------------
                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
------------------------------------------------------------------
 COMMON STOCKS, CONTINUED

               SECURITY
              DESCRIPTION                  SHARES        VALUE
---------------------------------------  ----------   ------------
MEDIA  - 2.4%
Emmis Communications Corp.,
 Class A (b)...........................      29,510   $    753,095
Scholastic Corp. (b)...................     151,030      6,303,992
Spanish Broadcasting System, Inc.
 (b)...................................     114,590        701,291
                                                      ------------
                                                         7,758,378
                                                      ------------
OIL & GAS  - 9.1%
Cooper Cameron Corp. (b)...............      31,520      1,987,651
Dril-Quip (b)..........................      29,920        975,392
EOG Resources, Inc.....................      27,210      1,262,272
Global Industries Ltd. (b).............     388,340      6,205,673
Grant Prideco, Inc. (b)................      47,720        954,400
Input/Output, Inc. (b).................     189,080      2,098,788
Marine Drilling Companies, Inc. (b)....      81,940      2,455,742
National-Oilwell, Inc. (b).............      59,840      2,366,672
Newfield Exploration Co. (b)...........      66,230      2,384,280
Noble Drilling Corp. (b)...............     133,710      6,484,935
Weatherford International, Inc. (b)....      47,860      2,786,888
                                                      ------------
                                                        29,962,693
                                                      ------------
PACKAGING & CONTAINERS  - 0.6%
Ivex Packaging Corp. (b)...............     124,800      1,953,120
                                                      ------------

PHARMACEUTICALS  - 0.5%
Allos Therapeutics, Inc. (b)...........      50,050        310,310
Amerisource Health Corp., Class A
 (b)...................................      23,180      1,251,720
Introgen Therapeutic, Inc. (b).........      24,680         99,214
                                                      ------------
                                                         1,661,244
                                                      ------------
REAL ESTATE INVESTMENT TRUST  - 1.2%
Kilroy Realty Corp.....................      30,660        814,023
Meristar Hospitality Corp..............      49,940      1,003,794
Pinnacle Holdings, Inc. (b)............     248,047      2,195,216
                                                      ------------
                                                         4,013,033
                                                      ------------
RESTAURANTS, LODGING & HOSPITALITY  - 2.6%
AFC Enterprises (b)....................      11,600        275,500
Applebee's International, Inc..........      43,755      1,833,335
California Pizza Kitchen (b)...........      41,700        896,550
Four Seasons Hotels, Inc...............      16,710        987,728
Landry's Seafood Restaurants...........      42,820        518,978
Papa John's International, Inc. (b)....      52,560      1,466,424
Sonic Corp. (b)........................      94,840      2,643,191
                                                      ------------
                                                         8,621,706
                                                      ------------
RETAIL STORES  - 1.0%
BJ's Wholesale Club, Inc. (b)..........      17,780        805,434
Office Depot, Inc. (b).................      96,200        913,900
Regis Corp.............................      82,780      1,531,430
                                                      ------------
                                                         3,250,764
                                                      ------------

                                   Continued

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HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

------------------------------------------------------------------
 COMMON STOCKS, CONTINUED

               SECURITY
              DESCRIPTION                  SHARES        VALUE
---------------------------------------  ----------   ------------
TELECOMMUNICATIONS  - 3.6%
Adelphia Business Solutions, Inc.
 (b)...................................      79,530   $    338,003
Amdocs Ltd. (b)........................      15,033        885,444
Black Box Corp. (b)....................      16,220        943,842
Cable Design Technologies Corp. (b)....     145,320      2,159,455
Cabletron Systems (b)..................     173,970      2,727,849
Computer Network Technology Corp. (b)..     177,280      1,790,528
Emulex Corp. (b).......................       3,600        129,276
Extreme Networks (b)...................       4,600        151,340
Harmonic, Inc. (b).....................      16,720         74,404
Inet Technologies, Inc. (b)............     177,000      1,471,313
JNI Corp. (b)..........................      99,170      1,017,484
                                                      ------------
                                                        11,688,938
                                                      ------------
TELECOMMUNICATIONS -- EQUIPMENT  - 3.3%
Advanced Fibre Communication (b).......      84,960      1,333,022
American Tower Corp. (b)...............      47,525      1,273,670
Aware, Inc. (b)........................      48,660        390,253
Mitel Corp. (b)........................     413,230      3,694,276
Natural Microsystems Corp. (b).........     125,580        960,687
Netro Corp. (b)........................       3,740         17,167
Novatel Wireless, Inc. (b).............     141,390        756,437
Proxim, Inc. (b).......................      26,210        364,581
Tekelec (b)............................      59,980      1,871,376
                                                      ------------
                                                        10,661,469
                                                      ------------
TRANSPORTATION  - 1.1%
C.H. Robinson Worldwide, Inc...........      22,900        619,674
EGL, Inc. (b)..........................     127,560      3,024,448
                                                      ------------
                                                         3,644,122
                                                      ------------
TOTAL COMMON STOCKS
 (Cost $290,311,010)...................                307,515,526
                                                      ------------
                                 SCHEDULE OF PORTFOLIO INVESTMENTS
                                        APRIL 30, 2001 (UNAUDITED)
------------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 5.4%

               SECURITY                  PRINCIPAL
              DESCRIPTION                  AMOUNT        VALUE
---------------------------------------  ----------   ------------
FEDERAL HOME LOAN BANK  - 1.5%
 4.60%, 5/1/01.........................  $4,777,000   $  4,777,000
                                                      ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION  - 3.9%
 4.53%, 5/1/01.........................  12,794,000     12,794,000
                                                      ------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
 OBLIGATIONS
 (Cost $17,571,000)....................                 17,571,000
                                                      ------------
TOTAL INVESTMENTS
 (Cost $307,882,010) (a)  - 99.2%.....                 325,086,526
OTHER ASSETS IN EXCESS OF
 LIABILITIES  - 0.8%..................                   2,598,934
                                                      ------------
NET ASSETS  - 100.0%..................                $327,685,460
                                                      ------------
                                                      ------------

---------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation......................  $  83,558,442
    Unrealized depreciation......................    (66,353,926)
                                                   -------------
    Net unrealized appreciation..................  $  17,204,516
                                                   -------------
                                                   -------------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value
 (cost $307,882,010).................             $325,086,526
Cash.................................                  356,687
Interest and dividends receivable....                    6,523
Receivable for investments sold......                3,214,247
Deferred organization costs..........                    3,501
Prepaid expenses.....................                       33
                                                  ------------
   TOTAL ASSETS......................              328,667,517
LIABILITIES:
Payable for investments purchased....  $735,569
Accrued expenses and other liabilities:
 Investment management...............   211,876
 Administration......................    10,090
 Other...............................    24,522
                                       --------
   TOTAL LIABILITIES.................                  982,057
                                                  ------------
NET ASSETS:
Applicable to investors' beneficial
 interest............................             $327,685,460
                                                  ------------
                                                  ------------



--------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Interest............................               $    426,163
Dividend............................                    187,019
Foreign tax withholding.............                        (91)
                                                   ------------
   TOTAL INVESTMENT INCOME..........                    613,091
EXPENSES:
Investment management...............  $1,423,984
Administration......................      64,249
Accounting..........................      22,399
Custodian...........................      64,388
Other...............................      20,781
                                      ----------
   TOTAL EXPENSES...................                  1,595,801
                                                   ------------
NET INVESTMENT LOSS.................                   (982,710)
                                                   ------------
NET REALIZED/UNREALIZED LOSSES FROM
 INVESTMENTS:
Net realized losses from investment
 transactions.......................                 (4,047,268)
Change in unrealized appreciation/
 depreciation from investments......                (24,921,262)
                                                   ------------
Net realized/unrealized losses from
 investments........................                (28,968,530)
                                                   ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................               $(29,951,240)
                                                   ------------
                                                   ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED          FOR THE
                                                               APRIL 30,           YEAR ENDED
                                                                  2001            OCTOBER 31,
                                                              (UNAUDITED)             2000
                                                              ------------      ----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss........................................  $  (982,710)        $ (2,022,398)
 Net realized gains/(losses) from investment transactions...   (4,047,268)         104,678,966
 Change in unrealized appreciation/depreciation from
   investments..............................................  (24,921,262)          27,387,771
                                                              ------------        ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  (29,951,240)         130,044,339
                                                              ------------        ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTOR'S
 BENEFICIAL INTEREST........................................  (11,529,204)           1,816,380
                                                              ------------        ------------
CHANGE IN NET ASSETS........................................  (41,480,444)         131,860,719
NET ASSETS:
 Beginning of period........................................  369,165,904          237,305,185
                                                              ------------        ------------
 End of period..............................................  $327,685,460        $369,165,904
                                                              ------------        ------------
                                                              ------------        ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                           FOR THE SIX
                                           MONTHS ENDED                                                      FOR THE PERIOD
                                            APRIL 30,              FOR THE YEARS ENDED OCTOBER 31,          SEPTEMBER 3, 1996
                                               2001           -----------------------------------------      TO OCTOBER 31,
                                           (UNAUDITED)          2000       1999       1998       1997            1996(a)
                                           ------------       --------   --------   --------   --------     -----------------
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)......    $327,685         $369,166   $237,305   $186,517   $213,740         $119,901
Ratio of expenses to average net
 assets..................................        0.98%(b)         0.97%      1.04%      1.03%      0.84%            0.82%(b)
Ratio of net investment income to average
 net assets..............................       (0.60%)(b)       (0.60%)    (0.68%)    (0.57%)    (0.33%)          (0.11%)(b)
Ratio of expenses to average net
 assets..................................        0.98%(b)         0.97%      1.04%      1.06%      1.09%(c)         1.10%(b)(c)
Portfolio turnover.......................       19.19%           79.51%     77.74%    154.69%     92.18%           50.55%

---------

(a) Period from commencement of operations.
(b) Annualized.
(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

1.  ORGANIZATION:

     The HSBC Portfolio Trust (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

      PORTFOLIO                                                 SHORT NAME
      ---------                                                 ----------
      HSBC Investor Limited Maturity Portfolio                  Limited Maturity Portfolio
      HSBC Investor Fixed Income Portfolio                      Fixed Income Portfolio
      HSBC Investor International Equity Portfolio              International Equity Portfolio
      HSBC Investor Small Cap Equity Portfolio                  Small Cap Equity Portfolio

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

2.  SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees.

   FOREIGN CURRENCY TRANSLATION:

     The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

     The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be

                                   Continued

HSBC INVESTOR PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

   exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

   FUTURES CONTRACTS:

     Each Portfolio may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

   MORTGAGE DOLLAR ROLL TRANSACTIONS:

     The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

   SECURITIES TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold ('trade date'). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

   EXPENSES ALLOCATION:

     Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

   ORGANIZATION EXPENSES:

     Costs incurred in connection with the organization and initial registration of the Portfolios has been deferred and is being amortized over a five year period, beginning with each Portfolio's commencement of operations, except for the Limited Maturity Portfolio which was expensed as incurred.

   FEDERAL INCOME TAXES:

     Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is

                                   Continued

HSBC INVESTOR PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

   intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies. Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

   INVESTMENT MANAGEMENT:

     HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Miller Anderson & Sherrerd, Capital Guardian Trust Company and MFS Institutional Advisers, Inc. serve as Sub-Investment Advisers for the Fixed Income Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio, respectively and are paid for their services directly by HSBC.

     For its services under the Investment Management Contract, HSBC is entitled to receive a fee, computed daily and paid monthly, at an annual percentage rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

     For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Miller Anderson & Sherrerd are entitled to receive from the Fixed Income Portfolio, in the aggregate a fee, computed daily and paid monthly, based on the following schedule:

      BASED ON AVERAGE DAILY NET ASSETS OF                                          FEE RATE
      ------------------------------------                                          --------
      Up to $50 million...........................................                   0.575%
      In excess of $50 million but not exceeding $95 million......                   0.450%
      In excess of $95 million but not exceeding $150 million.....  $300,000 plus    0.200%
      In excess of $150 million but not exceeding $250 million....                   0.400%
      In excess of $250 million...................................                   0.350%

     For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Capital Guardian Trust Company are entitled to receive from the International Equity Portfolio, in the aggregate a fee, computed daily and paid monthly, based on the following schedule:

      BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
      ------------------------------------                          --------
      Up to $25 million...........................................   0.950%
      In excess of $25 million but not exceeding $50 million......   0.800%
      In excess of $50 million but not exceeding $250 million.....   0.675%
      In excess of $250 million...................................   0.625%

     For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and MFS Institutional Advisers, Inc. are entitled to receive from the Small Cap Equity Portfolio, in the aggregate a fee, computed daily and paid monthly, based on the following schedule:

      BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
      ------------------------------------                          --------
      Up to $50 million...........................................   1.000%
      In excess of $50 million....................................   0.850%

   ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives from the Portfolios a fee accrued daily and paid monthly at an annual rate of:

                                   Continued

HSBC INVESTOR PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

      BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
      ------------------------------------                          --------
      Up to $1 billion............................................   0.050%
      In excess of $1 billion but not exceeding $2 billion........   0.040%
      In excess of $2 billion.....................................   0.035%

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets.

   FUND ACCOUNTING AND CUSTODIAN:

     BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual per Portfolio fee accrued daily and paid monthly. HSBC serves as custodian to the Fixed Income Portfolio, Small Cap Equity Portfolio and Limited Maturity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio.

4.  INVESTMENT TRANSACTIONS

     During the six months ended April 30, 2001, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                                     PURCHASES        SALES
                                                                     ---------        -----
      Limited Maturity Portfolio..................................  $102,842,091   $34,244,290
      Fixed Income Portfolio......................................   633,124,887    21,142,574
      International Equity Portfolio..............................    38,362,684    53,720,141
      Small Cap Equity Portfolio..................................    66,430,271    60,136,936

HSBC Investor funds:

Investment ADVISER                                                Shareholder Servicing Agents
HSBC Asset Management (Americas) Inc.                             For HSBC Bank USA and
452 Fifth Avenue                                                  HSBC Brokerage (USA) Inc. Clients
New York, NY 10018                                                HSBC Bank USA
                                                                  452 Fifth Avenue
sub-advisers                                                      New York, NY 10018
HSBC Investor Equity Fund                                         1-888-525-5757
Alliance Capital Management, L.P.
1345 Avenue of the Americas                                       For All Other Shareholders
New York, NY 10105                                                HSBC Investor Funds
                                                                  P.O. Box 182845
Institutional Capital Corporation                                 Columbus, OH 43218-2845
225 West Wacker Drive                                             1-800-782-8183
Chicago, IL 60606
                                                                  ADMINISTRATOR, TRANSFER AGENT,
HSBC Investor Fixed Income Portfolio                              DISTRIBUTOR, AND SPONSOR
Miller Anderson & Sherrerd                                        BISYS Fund Services
One Tower Bridge                                                  3435 Stelzer Road
West Conshohocken, PA 19428                                       Columbus, OH 43219

HSBC Investor International Equity Portfolio                      Custodians
Capital Guardian Trust Company                                    HSBC Investor Limited Maturity Fund
11100 Santa Monica Boulevard                                      HSBC Investor Fixed Income Portfolio
Los Angeles, CA 90025                                             HSBC Investor New York Tax-Free Bond Fund
                                                                  HSBC Investor Balanced Fund
HSBC Investor Small Cap Equity Portfolio                          HSBC Investor Equity Fund
MFS Institutional Advisers, Inc.                                  HSBC Investor Growth and Income Fund
500 Boylston Street                                               HSBC Investor Mid-Cap Fund
Boston, MA 02116                                                  HSBC Investor Small Cap Equity Portfolio
                                                                  HSBC Bank USA
                                                                  452 Fifth Avenue
                                                                  New York, NY 10018

                                                                  HSBC Investor International Equity Portfolio
                                                                  Investors Bank & Trust Company
                                                                  200 Clarendon Street -D 16th Floor
                                                                  Boston, MA 02116

                                                                  Independent Auditors
                                                                  KPMG LLP
                                                                  Two Nationwide Plaza, Suite 1600
                                                                  Columbus, OH 42315

                                                                  Legal Counsel
                                                                  Dechert
                                                                  1775 Eye Street, N.W.
                                                                  Washington, D.C. 20006



The HSBC Investor Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.


                                                                         6/01



                            STATEMENT OF DIFFERENCES
                           -------------------------

The dagger symbol shall be expressed as...........................     'D'